                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-8042
                      (Investment Company Act File Number)

                           Federated Insurance Series
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                  (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  12/31/07

                      Date of Reporting Period:   12/31/07

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$21.55		$21.38		$20.67		$19.10		$15.21
Income From Investment Operations:
Net investment income	0.22	[2]	0.30		0.33		0.31		0.28
Net realized and unrealized gain (loss) on investments	(2.10)		2.89		0.69		1.53		3.86
TOTAL FROM INVESTMENT OPERATIONS	(1.88)		3.19		1.02		1.84		4.14
Less Distributions:
Distributions from net investment income	(0.30)		(0.33)		(0.31)		(0.27)		(0.25)
Distributions from net realized gain on investments	(2.24)		(2.69)		--		--		--
TOTAL FROM DISTRIBUTIONS	(2.54)		(3.02)		(0.31)		(0.27)		(0.25)
Net Asset Value, End of Period	$17.13		$21.55		$21.38		$20.67		$19.10
Total Return [3]	(9.66)%		16.81%		5.02%		9.78%		27.69%

Ratios to Average Net Assets:
Net expenses	0.92	% [4]	0.92	% [4]	0.90	% [4]	0.90	% [4]	0.90	% [4]
Net investment income	1.12%		1.27%		1.32%		1.44%		1.53%
Expense waiver/reimbursement [5]	0.02%		0.00	% [6]	0.00	% [6]	0.01%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$152,568		$229,478		$260,290		$320,987		$348,559
Portfolio turnover	52%		53%		51%		43%		36%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 are 0.92%, 0.91%, 0.88%, 0.89% and 0.89%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31,	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$21.43		$21.28		$20.58		$19.05		$15.21
Income From Investment Operations:
Net investment income	0.17	[2]	0.23		0.24		0.25		0.26
Net realized and unrealized gain (loss) on investments	(2.08)		2.88		0.73		1.53		3.83
TOTAL FROM INVESTMENT OPERATIONS	(1.91)		3.11		0.97		1.78		4.09
Less Distributions:
Distributions from net investment income	(0.25)		(0.27)		(0.27)		(0.25)		(0.25)
Distributions from net realized gain on investments	(2.24)		(2.69)		--		--		--
TOTAL FROM DISTRIBUTIONS	(2.49)		(2.96)		(0.27)		(0.25)		(0.25)
Net Asset Value, End of Period	$17.03		$21.43		$21.28		$20.58		$19.05
Total Return [3]	(9.86)%		16.48%		4.78%		9.50%		27.32%

Ratios to Average Net Assets:
Net expenses	1.17	% [4]	1.17	% [4]	1.15	% [4]	1.15	% [4]	1.15	% [4]
Net investment income	0.87%		1.03%		1.09%		1.22%		1.20%
Expense waiver/reimbursement [5]	0.02%		0.00	% [6]	0.00	% [6]	0.01%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,409		$8,198		$7,398		$6,823		$3,697
Portfolio turnover	52%		53%		51%		43%		36%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 are 1.17%, 1.16%, 1.13%, 1.15% and 1.14%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$ 881.60	$4.36
Service Shares	$1,000	$ 880.60	$5.55
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,020.57	$4.69
Service Shares	$1,000	$1,019.31	$5.96

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.92%
Service Shares	1.17%

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended December 31, 2007 was (9.66)% for the Primary Shares and (9.86)% for the Service Shares, respectively. The total return of the Standard & Poor's 500/Citigroup Value Index (the "Index") 1 was 1.99% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

MARKET OVERVIEW

The equity market recorded a positive return in 2007, up 5.5% as measured by the S&P 500 Index. 2 Still, the year is most likely to be remembered for the financial turmoil that started with the subprime mortgage market and threatened to spill over into the rest of the economy by year end. The game of musical chairs lasted while the home prices were going up. Financial institutions had been lending to already extended borrowers that could not afford the extra debt service. They packaged such loans into sophisticated financial instruments that they sold to yield-hungry investors. Once the losses started to creep in on the back of falling home prices, they got exaggerated by all the excessive leverage that had been taken, and threatened to destabilize the economy. In the aftershocks of such an event lending was curtailed and the real economy slowed down to an estimated sub-1% growth during the fourth quarter.

The commodity complex had another strong year on the back of continued international growth and a weaker U.S. dollar. Crude oil was the best performing asset, which helped Energy top the performance of all sectors in the S&P 500 Index, up 34% for the year. Other strong performers were Materials, up 23%, and Utilities, up 19%. Financials was the worst performing sector, down 19%, closely followed by Consumer Discretionary, which was down 13%.

Fund Performance

While we were correct in positioning the fund for an economic slowdown by overweighting Health Care and Consumer Staples and underweighting Financials through the year, our stock selection more than offset those relative gains. Our investment discipline of buying securities that trade below their relative historical valuation to the market was not rewarded last year, and that was true across the sectors. The market's gains were bunched in a relatively small group of winners, stocks that simply did not pass our investment criteria at the outset of the year.

The largest positive contributor to the fund's performance was telecom provider Verizon Communications , up 23% for the year. The company continued the rollout of its fiber-to-the-home offering, challenging the dominance of cable companies in delivery of video content. The other significant positive performers were Chevron Corp. (CVX), a diversified energy company up 31%, and Apache Corp. (APA), exploration and development energy outfit, up 63% for the reporting period. Both benefited from record oil prices and continued strong energy demand. It is also worth noting the strong performance by Coca Cola Co. (KO), up 30%, which was successful in expanding its product portfolio aimed at energizing its stagnant growth profile.

We successfully anticipated and traded out or completely avoided equities with mortgage-related exposure. However, the spillovers in other financial markets affected some of our diversified financial exposure. Citigroup, Inc. (C) was the largest negative contributor to the fund's performance, down 45% for the year. We failed to realize the extent to which their balance sheet could be negatively affected by excessive risk taken in their trading operations. Two long-term holdings, a newspaper publisher, Gannett Co., Inc. (GCI), and printer manufacturer Lexmark International Group (LXK), were the other significant negative contributors, down 34% and 52%, respectively for the year. Gannett continued to struggle in its attempt to cope with advertising revenue migrating online, while Lexmark had to raise spending to improve its product lineup in order to be able to compete with its larger peers.

1 The S&P 500/Citigroup Value Indices are exhaustive, containing the full market cap of the S&P 500. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighed according to the market cap and classified as value. The indicies have a relatively low turnover. Investments cannot be made directly in an index.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Primary Shares) (the "Fund") from December 31, 1997 to December 31, 2007, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Large-Cap Value VA Funds Average (LLCVFA). 3

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	(9.66)%
5 Years	9.21%
10 Years	4.31%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LLCVFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2007, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Large-Cap Value VA Funds Average (LLCVFA). 3

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	(9.86)%
5 Years	8.93%
Start of Performance (4/30/2002)	4.39%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LLCVFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	20.0%
Information Technology	16.2%
Financials	14.0%
Consumer Staples	12.7%
Consumer Discretionary	10.6%
Telecommunication Services	7.4%
Industrials	5.7%
Energy	4.9%
Materials	1.9%
Utilities	1.7%
Cash Equivalents [2]	4.7%
Other Assets and Liabilities--Net [3]	0.2%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2007

Shares			Value
		COMMON STOCKS--95.1%
		Consumer Discretionary--10.6%
7,800		Black & Decker Corp.	$543,270
610,900	[1]	Ford Motor Co.	4,111,357
148,400		Gannett Co., Inc.	5,787,600
109,600		Gap (The), Inc.	2,332,288
93,200		Leggett and Platt, Inc.	1,625,408
143,800		Time Warner, Inc.	2,374,138
		TOTAL	16,774,061
		Consumer Staples--12.7%
46,000		Coca-Cola Co.	2,823,020
87,200	[1]	Dean Foods Co.	2,254,992
41,500		General Mills, Inc.	2,365,500
261,500		Kraft Foods, Inc., Class A	8,532,745
269,400		Sara Lee Corp.	4,326,564
		TOTAL	20,302,821
		Energy--4.9%
16,900		Apache Corp.	1,817,426
52,200		Chevron Corp.	4,871,826
11,000		Exxon Mobil Corp.	1,030,590
		TOTAL	7,719,842
		Financials--14.0%
39,400		Ace Ltd.	2,434,132
88,500		American International Group, Inc.	5,159,550
95,633		Bank of America Corp.	3,945,818
83,100		Citigroup, Inc.	2,446,464
109,100		Federal Home Loan Mortgage Corp.	3,717,037
40,200		J.P. Morgan Chase & Co.	1,754,730
73,000		Wachovia Corp.	2,776,190
		TOTAL	22,233,921
		Health Care--20.0%
435,900	[1]	Boston Scientific Corp.	5,069,517
45,100		Bristol-Myers Squibb Co.	1,196,052
70,200		Cardinal Health, Inc.	4,054,050
36,600		Covidien Ltd.	1,621,014
87,100		Johnson & Johnson	5,809,570
207,200		Pfizer, Inc.	4,709,656
93,000		UnitedHealth Group, Inc.	5,412,600
13,300	[1]	Wellpoint, Inc.	1,166,809
64,500		Wyeth	2,850,255
		TOTAL	31,889,523
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Industrials--5.7%
32,100		3M Co.	$2,706,672
46,600		Avery Dennison Corp.	2,476,324
53,700		Cintas Corp.	1,805,394
11,900		L-3 Communications Holdings, Inc.	1,260,686
39,800		Masco Corp.	860,078
		TOTAL	9,109,154
		Information Technology--16.2%
439,500		Alcatel SA, ADR	3,217,140
47,800	[1]	Computer Sciences Corp.	2,364,666
285,800	[1]	Dell, Inc.	7,004,958
35,900	[1]	Fiserv, Inc.	1,992,091
83,700	[1]	Lexmark International Group, Class A	2,917,782
126,800	[1]	Nortel Networks Corp.	1,913,412
191,100	[1]	Symantec Corp.	3,084,354
199,200		Xerox Corp.	3,225,048
		TOTAL	25,719,451
		Materials--1.9%
75,300		Dow Chemical Co.	2,968,326
		Telecommunication Services--7.4%
413,600		Sprint Nextel Corp.	5,430,568
102,406		Verizon Communications	4,474,118
49,600		Vodafone Group PLC, ADR	1,851,072
		TOTAL	11,755,758
		Utilities--1.7%
49,500		Duke Energy Corp.	998,415
91,000		NiSource, Inc.	1,718,990
		TOTAL	2,717,405
		TOTAL COMMON STOCKS (IDENTIFIED COST $159,358,381)	151,190,262
		REPURCHASE AGREEMENT--4.7%
$7,454,000		Interest in $2,108,000,000 joint repurchase agreement, 4.85%, dated 12/31/2007, under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349. (AT COST).	7,454,000
		TOTAL INVESTMENTS--99.8% (IDENTIFIED COST $166,812,381) [2]	158,644,262
		OTHER ASSETS AND LIABILITES - NET--0.2% [3]	332,372
		TOTAL NET ASSETS--100%	$158,976,634

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $167,089,636.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Total investments in securities, at value (identified cost $166,812,381)		$158,644,262
Cash		48
Income receivable		263,715
Receivable for shares sold		44,143
Other assets		179,607
TOTAL ASSETS		159,131,775
Liabilities:
Payable for shares redeemed	$105,296
Payable for custodian fees	3,979
Payable for transfer and dividend disbursing agent fees and expenses	11,884
Payable for auditing fees	22,500
Payable for portfolio accounting fees	5,558
Payable for Directors'/Trustees' fee	384
Payable for distribution services fee (Note 5)	1,392
Accrued expenses	4,148
TOTAL LIABILITIES		155,141
Net assets for 9,280,403 shares outstanding		$158,976,634
Net Assets Consist of:
Paid-in capital		$129,817,386
Net unrealized depreciation of investments		(8,168,119)
Accumulated net realized gain on investments		35,062,587
Undistributed net investment income		2,264,780
TOTAL NET ASSETS		$158,976,634
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$152,567,804 ÷ 8,904,158 shares outstanding, no par value, unlimited shares authorized		$17.13
Service Shares:
$6,408,830 ÷ 376,245 shares outstanding, no par value, unlimited shares authorized		$17.03

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $9,040)			$4,040,216
Interest (including income on securities loaned of $18,521)			103,363
TOTAL INCOME			4,143,579
Expenses:
Investment adviser fee (Note 5)		$1,526,857
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		18,934
Transfer and dividend disbursing agent fees and expenses		34,081
Directors'/Trustees' fees		3,964
Auditing fees		23,046
Legal fees		9,947
Portfolio accounting fees		69,045
Distribution services fee--Service Shares (Note 5)		19,062
Printing and postage		27,015
Insurance premiums		5,699
Miscellaneous		5,596
TOTAL EXPENSES		1,933,246
Waiver and Expense Reduction (Note 5):
Waiver of administrative personnel and services fee	$(34,871)
Fees paid indirectly for directed brokerage arrangements	(9,906)
TOTAL WAIVER AND EXPENSE REDUCTION		(44,777)
Net expenses			1,888,469
Net investment income			2,255,110
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			35,177,766
Net change in unrealized appreciation of investments			(55,104,912)
Net realized and unrealized loss on investments			(19,927,146)
Change in net assets resulting from operations			$(17,672,036)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,255,110	$3,115,911
Net realized gain on investments	35,177,766	23,985,622
Net change in unrealized appreciation/depreciation of investments	(55,104,912)	10,054,220
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(17,672,036)	37,155,753
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(3,021,640)	(3,746,572)
Service Shares	(94,331)	(93,303)
Distributions from net realized gains on investments
Primary Shares	(22,513,528)	(31,001,706)
Service Shares	(842,958)	(914,698)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(26,472,457)	(35,756,279)
Share Transactions:
Proceeds from sale of shares	6,901,960	3,877,369
Net asset value of shares issued to shareholders in payment of distributions declared	26,472,457	35,756,279
Cost of shares redeemed	(67,929,053)	(71,044,959)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(34,554,636)	(31,411,311)
Change in net assets	(78,699,129)	(30,011,837)
Net Assets:
Beginning of period	237,675,763	267,687,600
End of period (including undistributed net investment income of $2,264,780 and $3,115,415, respectively)	$158,976,634	$237,675,763

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The primary investment objective of the Fund is to seek long-term growth of capital. The Fund's secondary objective is to provide income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2007, the Fund had no outstanding securities on loan.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2007		2006
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	316,859	$6,491,363	132,104	$2,656,269
Shares issued to shareholders in payment of distributions declared	1,370,648	25,535,168	1,830,784	34,748,278
Shares redeemed	(3,433,256)	(66,451,923)	(3,485,423)	(69,451,295)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(1,745,749)	$(34,425,392)	(1,522,535)	$(32,046,748)

Year Ended December 31	2007		2006
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	21,413	$410,597	62,403	$1,221,100
Shares issued to shareholders in payment of distributions declared	50,500	937,289	53,277	1,008,001
Shares redeemed	(78,160)	(1,477,130)	(80,787)	(1,593,664)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(6,247)	$(129,244)	34,893	$635,437
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,751,996)	$(34,554,636)	(1,487,642)	$(31,411,311)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for litigation settlement reclassifications.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$10,226	$(10,226)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$ 5,663,707	$ 5,596,992
Long-term capital gains	$20,808,750	$30,159,287

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,743,164
Undistributed long-term capital gains	$29,861,456
Net unrealized depreciation	$(8,445,374)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2007, the cost of investments for federal tax purposes was $167,089,636. The net unrealized depreciation of investments for federal tax purposes was $8,445,374. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $12,490,362 and net unrealized depreciation from investments for those securities having an excess of cost over value of $20,935,736.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $34,871 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2007, the Fund's expenses were reduced by $9,906 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007, were as follows:

Purchases	$104,025,159
Sales	$168,001,503

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2007, the amount of long-term capital gains designated by the Fund was $20,808,750.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2007, 73.70% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations : Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held : Director, Horatio Alger Association.

Previous Positions : Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED AMERICAN LEADERS FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916405
Cusip 313916793

G00843-01 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$6.78		$5.88		$5.83		$5.46		$4.43
Income From Investment Operations:
Net investment income	0.06	[2]	0.06		0.05		0.06		0.04
Net realized and unrealized gain on investments	0.61		0.89		0.06		0.34		1.01
TOTAL FROM INVESTMENT OPERATIONS	0.67		0.95		0.11		0.40		1.05
Less Distributions:
Distributions from net investment income	(0.06)		(0.05)		(0.06)		(0.03)		(0.02)
Net Asset Value, End of Period	$7.39		$6.78		$5.88		$5.83		$5.46
Total Return [3]	9.88%		16.21%		1.91%		7.39%		23.92%

Ratios to Average Net Assets:
Net expenses	1.18	% [4]	1.15	% [4]	1.15	% [4]	1.03	% [4]	0.99%
Net investment income	0.85%		0.79%		0.78%		1.13%		0.93%
Expense waiver/reimbursement [5]	0.78%		1.09%		1.03%		1.22%		2.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,727		$16,014		$17,158		$18,397		$15,461
Portfolio turnover	198%		125%		66%		30%		60%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2007, 2006, 2005 and 2004 are 1.18%, 1.14%, 1.15% and 1.02%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$6.76		$5.87		$5.82		$5.46		$4.43
Income From Investment Operations:
Net investment income	0.04	[2]	0.03		0.03		0.05		0.03
Net realized and unrealized gain on investments	0.61		0.89		0.07		0.34		1.02
TOTAL FROM INVESTMENT OPERATIONS	0.65		0.92		0.10		0.39		1.05
Less Distributions:
Distributions from net investment income	(0.04)		(0.03)		(0.05)		(0.03)		(0.02)
Net Asset Value, End of Period	$7.37		$6.76		$5.87		$5.82		$5.46
Total Return [3]	9.64%		15.78%		1.70%		7.11%		23.88%

Ratios to Average Net Assets:
Net expenses	1.43	% [4]	1.40	% [4]	1.40	% [4]	1.28	% [4]	1.24%
Net investment income	0.60%		0.54%		0.53%		0.91%		0.66%
Expense waiver/reimbursement [5]	0.78%		1.09%		1.03%		1.22%		2.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,368		$9,431		$9,005		$8,873		$5,827
Portfolio turnover	198%		125%		66%		30%		60%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2007, 2006, 2005 and 2004 are 1.42%, 1.39%, 1.40% and 1.27%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$ 990.60	$5.92
Service Shares	$1,000	$ 989.30	$7.17
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,019.26	$6.01
Service Shares	$1,000	$1,018.00	$7.27

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.18%
Service Shares	1.43%

Management's Discussion of Fund Performance

PERFORMANCE OVERVIEW

This report addresses Federated Capital Appreciation Fund II's annual performance period from January 1, 2007 to December 31, 2007. During this reporting period, the fund produced a total return of 9.88% and 9.64% for Primary Shares and Service Shares respectively, based upon net asset value (NAV). The total return of the fund's benchmark, the Standard & Poor's 500 Index (S&P 500) 1 was 5.49% during the reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the S&P 500.

For purposes of the following, the discussion will focus on the performance of the fund's Primary Shares.

Stocks measured by the S&P 500 rose 5.49% during the reporting period. Energy was the stellar performer within the S&P 500 rising 34%, while Materials (+23%), Utilities (+19%), Technology (+16%), and Consumer Staples (+14%) were also strong performers within the S&P 500. Financials (-19%) and Consumer Discretionary (-13%) were clearly the lagging sectors within the S&P 500. The negative return in Financials is important to consider as it was the largest sector in the S&P 500 during the reporting period.

The fund's Primary Shares returned 9.88% which handsomely outperformed its benchmark S&P 500 which returned 5.49% and ranked in the 12 th percentile out of 485 funds for the one-year period ended December 31, 2007, of the US Insurance Fund Large Blend Morningstar 2 Category and the 18 th percentile, ranking 37 out of 203 funds for the one-year period ended December 31, 2007, of the Lipper Large Core VA Funds Category. 3 The far majority of the outperformance was due to stock selection. Strong stock selection was generated across many sectors with Foster Wheeler Ltd. , Rio Tinto Plc , Weatherford International Ltd. , McDonald's Corp. and Medimmune, Inc. delivering the largest contributions to the fund's performance. The fund's underweight positions in the Financials and Consumer Discretionary sectors throughout the reporting period contributed to absolute and relative performance as well. These two sectors were the two worst performing sectors in the S&P 500 for the reporting period. The reason we have decided to be underweighted and remain so is due to the reliance by both sectors on robust consumer spending for revenue growth.

Both sectors have organic growth impediments as consumers have been forced to retrench due to a lack of liquidity as they are no longer able to refinance their mortgage to obtain ready cash and indeed face unfavorable mortgage resets. All this obviously aggravated an already difficult housing environment.

The fund tilted more toward growth stocks as the reporting period progressed, in line with the idea of looking for stability of earnings growth. Growth stocks are highly correlated with large stocks and so it is no surprise that the market capitalization that began the reporting period as smaller on average than the S&P 500, ended with larger on average stocks. Also, in the beginning of the reporting period exposure to foreign stocks, through American Depositary Receipts, was 12%, about average for peers, but ended the reporting period quite a bit lower at only 5%.

The portfolio is constructed on a bottom up basis and is confirmed by top down factors when they are viewed as helpful. We analyze fundamentals, with emphasis on our forward growth rate, and weigh that against valuation parameters.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

2 The fund ranked in the 32nd percentile out of 411 funds for the three-year period and in the 80th percentile out of 369 funds for the five-year period ended December 31, 2007. Rankings for other share classes will vary. Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. If the fund is less than three years old, the category is based on the life of the fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

3 For the five-year period ended December 31, 2007, the fund ranked 114 of 163 funds. Rankings for other share classes will vary. Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Primary Shares) (the "Fund") from June 19, 2000 (start of performance) to December 31, 2007, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Lipper Large Core VA Funds Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	9.88%
5 Years	11.61%
Start of Performance (6/19/2000)	(3.45)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2007, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Lipper Large Core VA Funds Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	9.64%
5 Years	11.36%
Start of Performance (4/30/2002)	6.53%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index or average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	8.7%
Consumer Staples	7.9%
Energy	7.6%
Health Care	5.8%
Financials	5.7%
Consumer Discretionary	4.3%
Industrials	4.0%
Utilities	2.5%
Telecommunication Services	1.9%
Materials	1.1%
Cash Equivalents [2]	1.3%
Other Assets and Liabilities--Net [3]	49.2%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of the Fund's assets are the result of a purchase of Fund shares on December 31, 2007. These assets are not invested in portfolio securities as of December 31, 2007.

Portfolio of Investments

December 31, 2007

Shares			Value
		COMMON STOCKS--49.5%
		Consumer Discretionary--4.3%
20,600		Carnival Corp.	$916,494
23,700		Mattel, Inc.	451,248
24,000		McDonald's Corp.	1,413,840
13,200		Omnicom Group, Inc.	627,396
17,400		TJX Cos., Inc.	499,902
		TOTAL	3,908,880
		Consumer Staples--7.9%
7,600		Altria Group, Inc.	574,408
15,700		Anheuser-Busch Cos., Inc.	821,738
13,700		Coca-Cola Co.	840,769
8,600		Colgate-Palmolive Co.	670,456
14,600		Kellogg Co.	765,478
5,900		PepsiCo, Inc.	447,810
25,800		Procter & Gamble Co.	1,894,236
25,100		Wal-Mart Stores, Inc.	1,193,003
		TOTAL	7,207,898
		Energy--7.6%
10,100		Apache Corp.	1,086,154
5,500		Devon Energy Corp.	489,005
21,000		Exxon Mobil Corp.	1,967,490
32,600	[1]	Nabors Industries Ltd.	892,914
8,500		Valero Energy Corp.	595,255
11,400	[1]	Weatherford International Ltd.	782,040
21,450		XTO Energy, Inc.	1,101,672
		TOTAL	6,914,530
		Financials--5.7%
11,800		Ace Ltd.	729,004
6,600		Bank of America Corp.	272,316
8,500		Hartford Financial Services Group, Inc.	741,115
20,100		J.P. Morgan Chase & Co.	877,365
9,200		MetLife, Inc.	566,904
14,800		Morgan Stanley	786,028
31,500		U.S. Bancorp	999,810
6,000		Wachovia Corp.	228,180
		TOTAL	5,200,722
		Health Care--5.8%
19,800		Abbott Laboratories	1,111,770
9,500	[1]	Cephalon, Inc.	681,720
8,000	[1]	Genentech, Inc.	536,560
19,700		Merck & Co., Inc.	1,144,767
29,200		Schering Plough Corp.	777,888
8,300		Shire PLC, ADR	572,285
10,000		Wyeth	441,900
		TOTAL	5,266,890
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Industrials--4.0%
5,100		Flowserve Corp.	$490,620
30,400		General Electric Co.	1,126,928
6,600		Lockheed Martin Corp.	694,716
21,800		Raytheon Co.	1,323,260
		TOTAL	3,635,524
		Information Technology--8.7%
3,300	[1]	Apple, Inc.	653,664
16,300		Applied Materials, Inc.	289,488
26,100	[1]	Cisco Systems, Inc.	706,527
30,200		Corning, Inc.	724,498
600	[1]	Google, Inc.	414,888
13,700		Hewlett-Packard Co.	691,576
40,600		Intel Corp.	1,082,396
18,300		Maxim Integrated Products, Inc.	484,584
42,400		Microsoft Corp.	1,509,440
35,300		Motorola, Inc.	566,212
36,000	[1]	Oracle Corp.	812,880
		TOTAL	7,936,153
		Materials--1.1%
13,200		Alcoa, Inc.	482,460
5,800		Praxair, Inc.	514,518
		TOTAL	996,978
		Telecommunication Services--1.9%
30,000		AT&T, Inc.	1,246,800
10,600		Verizon Communications	463,114
		TOTAL	1,709,914
		Utilities--2.5%
3,600		Entergy Corp.	430,272
13,100		FirstEnergy Corp.	947,654
9,900		Progress Energy, Inc.	479,457
10,100		SCANA Corp.	425,715
		TOTAL	2,283,098
		TOTAL COMMON STOCKS (IDENTIFIED COST $42,171,645)	45,060,587
		REPURCHASE AGREEMENT--1.3%
$1,242,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349 (AT COST).	1,242,000
		TOTAL INVESTMENTS--50.8% (IDENTIFIED COST $43,413,645) [2]	46,302,587
		OTHER ASSETS AND LIABILITIES - NET--49.2% [3]	44,792,416
		TOTAL NET ASSETS--100%	$91,095,003

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $43,797,342.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of the Fund's assets are the result of a purchase of Fund shares on December 31, 2007. These assets are not invested in portfolio securities as of December 31, 2007.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Total investments in securities, at value (identified cost $43,413,645)		$46,302,587
Cash		494
Income receivable		69,574
Receivable for investments sold		221,569
Receivable for shares sold		44,602,878
TOTAL ASSETS		91,197,102
Liabilities:
Payable for shares redeemed	$48,055
Payable for custodian fees	2,916
Payable for transfer and dividend disbursing agent fees and expenses	12,319
Payable for auditing fees	22,500
Payable for portfolio accounting fees	4,565
Payable for Directors'/Trustees' fee	106
Payable for distribution services fee (Note 5)	2,023
Payable for insurance premiums	6,198
Accrued expenses	3,417
TOTAL LIABILITIES		102,099
Net assets for 12,330,740 shares outstanding		$91,095,003
Net Assets Consist of:
Paid-in capital		$86,685,371
Net unrealized appreciation of investments		2,888,942
Accumulated net realized gain on investments		1,274,983
Undistributed net investment income		245,707
TOTAL NET ASSETS		$91,095,003
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$81,727,209 ÷ 11,059,549 shares outstanding, no par value, unlimited shares authorized		$7.39
Service Shares:
$9,367,794 ÷ 1,271,191 shares outstanding, no par value, unlimited shares authorized		$7.37

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $1,648)			$576,124
Interest			68,789
TOTAL INCOME			644,913
Expenses:
Investment adviser fee (Note 5)		$270,677
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		10,993
Transfer and dividend disbursing agent fees and expenses		34,057
Directors'/Trustees' fees		1,521
Auditing fees		23,053
Legal fees		10,399
Portfolio accounting fees		57,104
Distribution services fee--Service Shares (Note 5)		24,377
Printing and postage		17,770
Insurance premiums		6,164
Miscellaneous		1,714
TOTAL EXPENSES		647,829
Waivers and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(212,723)
Waiver of administrative personnel and services fee	(34,681)
Fees paid indirectly for directed brokerage arrangements	(1,485)
TOTAL WAIVERS AND EXPENSE REDUCTION		(248,889)
Net expenses			398,940
Net investment income			245,973
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			2,493,272
Net change in unrealized appreciation of investments			(1,005,656)
Net realized and unrealized gain on investments			1,487,616
Change in net assets resulting from operations			$1,733,589

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$245,973	$179,823
Net realized gain on investments	2,493,272	2,497,561
Net change in unrealized appreciation/depreciation of investments	(1,005,656)	1,065,072
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,733,589	3,742,456
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(126,849)	(134,832)
Service Shares	(52,798)	(49,176)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(179,647)	(184,008)
Share Transactions:
Proceeds from sale of shares	72,669,199	1,515,446
Net asset value of shares issued to shareholders in payment of distributions declared	162,606	167,874
Cost of shares redeemed	(8,735,019)	(5,960,898)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	64,096,786	(4,277,578)
Change in net assets	65,650,728	(719,130)
Net Assets:
Beginning of period	25,444,275	26,163,405
End of period (including undistributed net investment income of $245,707 and $179,381, respectively)	$91,095,003	$25,444,275

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance polices and variable annuity contracts. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2007, the Fund had no outstanding securities on loan.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2007		2006
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	9,657,686	$72,042,828	173,358	$1,065,411
Shares issued to shareholders in payment of distributions declared	16,054	109,808	19,652	118,698
Shares redeemed	(977,765)	(7,147,248)	(746,638)	(4,595,321)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	8,695,975	$65,005,388	(553,628)	$(3,411,212)

Year Ended December 31	2007		2006
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	87,050	$626,371	73,389	$450,035
Shares issued to shareholders in payment of distributions declared	7,730	52,798	8,142	49,176
Shares redeemed	(219,464)	(1,587,771)	(220,949)	(1,365,577)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(124,684)	$(908,602)	(139,418)	$(866,366)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	8,571,291	$64,096,786	(693,046)	$(4,277,578)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for wash sale adjustments.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gains (Losses)
$1,098	$(1,098)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$179,647	$184,008

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$245,707
Undistributed long-term capital gain	$1,658,680
Net unrealized appreciation	$2,505,245

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2007, the cost of investments for federal tax purposes was $43,797,342. The net unrealized appreciation of investments for federal tax purposes was $2,505,245. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,463,355 and net unrealized depreciation from investments for those securities having an excess of cost over value of $958,110.

The Fund used capital loss carryforwards of $1,172,982 to offset taxable capital gains realized during the year ended December 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the Adviser voluntarily waived $212,723 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.488% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $34,681 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2007, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2007, the Fund's Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2007, the Fund's expenses were reduced by $1,485 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007, were as follows:

Purchases	$78,405,646
Sales	$59,802,873

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

11. FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions made by the Fund during the year ended December 31, 2007, 100% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED CAPITAL APPRECIATION FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916835
Cusip 313916819

G00433-19 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007		2006	[1]	2005		2004	2003	[2]
Net Asset Value, Beginning of Period	$9.74		$8.94		$8.87		$8.44	$7.52
Income From Investment Operations:
Net investment income	0.42	[3]	0.44	[3]	0.42	[3]	0.36 [3]	0.32	[3]
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	(0.05)		0.91		0.11		0.44	1.11
TOTAL FROM INVESTMENT OPERATIONS	0.37		1.35		0.53		0.80	1.43
Less Distributions:
Distributions from net investment income	(0.49)		(0.55)		(0.46)		(0.37)	(0.51)
Net Asset Value, End of Period	$9.62		$9.74		$8.94		$8.87	$8.44
Total Return [4]	3.93%		15.76%		6.28%		9.92%	20.67%

Ratios to Average Net Assets:
Net expenses	1.13	% [5]	1.10	% [5]	1.01	% [5]	1.00%	1.02	% [5]
Net investment income	4.38%		4.85%		4.87%		4.37%	4.18%
Expense waiver/reimbursement [6]	0.19%		0.20%		0.17%		0.17%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$49,498		$61,673		$62,526		$78,201	$82,602
Portfolio turnover [7]	68%		63%		38%		59%	145%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 During the year ended December 31, 2003, the investment strategy of the Fund transitioned from an equity only, utility sector Fund to a diversified income Fund with both stocks and bonds.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.13%, 1.10%, 1.00% and 1.00% for the years ended December 31, 2007, 2006, 2005 and 2003, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 This calculation excludes purchases and sales from dollar-roll transactions.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$1,001.00	$5.75
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.46	$5.80

1 Expenses are equal to the Fund's annualized net expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

The fund's total return for the 12-month reporting period ended December 31, 2007 was 3.93%. These returns were less than the 5.05% total return based on net asset value of the Morningstar Variable Annuity Conservative Allocation Funds Average. 1 The fund's allocation had a positive effect on performance because fixed-income securities outperformed stocks. For the 12-month reporting period, the Russell 1000 Value Index (RU1000V) posted a total return of (0.18)%, the Lehman Brother High Yield 2% Issuer Constrained Index (LBHY2%ICI) returned 2.26%, the Lehman Brothers Mortgage-Backed Securities Index (LBMB) returned 6.90%, and the Lehman Brothers Emerging Markets Bond Index (LBEM) returned 5.16%. Weighting these benchmarks, 40% RU1000V, 20% LBHY2%ICI, 20% LBMB and 20% LBEM, the blended benchmark return was 2.79%. The total return on the fund outperformed the weighted benchmark by 1.14%. 2

The fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks 3 and high current yield fixed income securities 4 to achieve the fund's primary income objective and secondary capital appreciation objective.

MARKET OVERVIEW

U.S. equity markets rallied during the first half of the fund's fiscal year based on the strength of surprisingly strong earnings and merger/acquisition activity. At the onset of the second half of the fiscal year, concerns emerged regarding credit deterioration in the U.S. subprime mortgage market and transformed into a significant global credit crunch which threatened the financial markets. World central banks, including the U.S. Federal Reserve Board (the "Fed"), responded by providing immediate liquidity to the markets. With the fear of the credit crunch flowing into the broader market, easing of the most recent inflation numbers, and the confirmation of a slowing U.S. economy, the Fed responded aggressively by lowering the Federal Funds Target Rate and discount rate. This helped to improve liquidity and investor confidence, enabling markets to maintain positive returns.

The S&P 500 Index 5 returned 5.49% for the reporting period while the Nasdaq Composite Index 6 returned 10.66%. For the fiscal year, stocks with larger market capitalizations outperformed small capitalization stocks and growth stocks outperformed value stocks. Likewise, cyclically driven stocks outperformed stocks with consumer exposure. The Energy, Materials, Utilities and Information Technology sectors significantly outperformed the Financials and Consumer Discretionary sectors.

1 Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

2 The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBHY2%ICI is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index (LCHYI). The LCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (Securities and Exchange Commission registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The LBMB is comprised of all fixed-income securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The LBEM is comprised of external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, and Venezuela. The indexes are unmanaged, and it is not possible to invest directly in an index. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the indexes.

3 There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

4 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

5 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

6 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

Interest rate levels fell for all points along the maturity spectrum, in response to both a generally slowing domestic economy and the onset of a credit crisis emanating from the housing slowdown. In July and August, mortgage-related data showed significant deterioration in credit quality as delinquency rates rose and virtually all housing indicators moved decisively negative. In this environment, a dramatic "flight to quality" ensued in the bond market, with pure U.S. Treasury securities representing the safe haven for investment dollars. All non-Treasury sectors significantly underperformed comparable maturity Treasuries, including U.S. government agencies, mortgage-backed securities, corporate bonds (both investment-grade and especially high-yield bonds) and emerging market bonds. As is typical of a risk averse investment environment, interest rates fell, with the largest declines occurring in the short-to-intermediate maturities, and much smaller rate declines for longer maturity bonds. As financial market anxiety grew, the Fed reduced the Federal Funds Target Rate by 50 basis points to 4.75% at its September meeting followed by additional 25 basis point rate cuts to 4.50% and 4.25% at its October and December meetings.

During the period, the most significant factors affecting the fund's bond portion performance were: (1) the allocation of the portfolio among securities of similar types of issues (referred to as "sectors"); and (2) individual security selection within various sectors.

PORTFOLIO ALLOCATION

The fund's portfolio was allocated between stocks and fixed-income securities according to various factors reflective of the fund's primary investment objective of income and its secondary objective of capital appreciation. The factors used were: 1) the fund's ability to pay and maintain an attractive level of dividends; and 2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on December 31, 2007 was 53.0% fixed-income securities, 36.0% stocks, and 11.4% cash equivalents. The fund's allocation had a marginal effect on performance because fixed-income securities slightly outperformed stocks.

SECTOR AND SECURITY SELECTION - EQUITY STOCKS

The equity component of the portfolio surpassed returns of the RU1000V during the 12-month reporting period. The fund's portfolio managers focused on realization of the fund's total return and income objectives by purchasing and holding income producing equity securities with favorable valuation levels. Due to their relative underperformance compared to growth stocks, selections in value stocks negatively impacted portfolio performance. The favorable performance of large market capitalization stocks compared to smaller capitalization stocks positively influenced portfolio performance. Stocks with yields greater than 3% significantly underperformed relative to the market, also detracting from portfolio performance.

Sector allocation and stock selection positively contributed to the fund's equity performance. Underweight positions in the Financials sector and overweight positions in the Telecommunication Services and Consumer Staples sectors enhanced fund performance. Underweight positions in strong performing sectors such as Energy and Information Technology detracted from fund performance. Favorable stock selection in the Financials, Consumer Staples, Consumer Discretionary and Information Technology sectors benefited performance, while poor stock selection in the Energy, Health Care and Utilities sectors hindered performance.

SECTOR AND SECURITY SELECTION - BONDS

Sector allocation can be viewed as both an absolute negative contributor as well as a relative positive contributor to bond performance. In the absolute, the bond portion held the majority of assets in a combination of high yield 7 and emerging market 8 debt categories. These two categories provided positive total returns but less than the high-quality domestic bond categories, which represented a minority position in the bond portion. From a relative perspective, the bond portion did own more high-quality mortgage securities, as a percent of bond assets, and a correspondingly lower percentage in high-yield bonds relative to the prior fiscal year. High-quality mortgage securities outperformed high-yield bonds, thus benefiting fund shareholders.

Security selection was a significant positive contributor, particularly in the fund's high-yield bond portion. The fund's high-yield component significantly outperformed the Lehman Brothers High Yield Index, even though the high yield category was among the lowest performing of bond sectors (as noted above in Sector Allocation).

7 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.

8 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Income Fund II (the "Fund") from December 31, 1997 to December 31, 2007 compared to the Standard & Poor's 500 Index (S&P 500), 2,3 the Russell 1000 Value Index (RU1000V), 2,3 both broad-based market indexes, a blend of indexes comprised of 40% Russell 1000 Value Index/20% Lehman Brothers Emerging Market Bond Index (LBEM) 3 /20% Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%/ICI) 3 /20% Lehman Brothers Mortgage Backed Securities Index (LBMB), 3 ("the Blended Index") 2,4 and the Lipper Income VA Funds Average (LIFA). 5

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	3.93%
5 Years	11.15%
10 Years	1.62%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RU1000V, Blended Index, and the LIFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and Blended Index are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

3 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBHY2%ICI is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index (LCHYI). The LCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (Securities and Exchange Commission registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The LBMB is comprised of all fixed-income securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The LBEM is comprised of external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, and Venezuela. Indexes are unmanaged, and investments cannot be made directly in an index.

4 The Blended Index is the Fund's benchmark.

5 The LIFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables

At December 31, 2007, the Fund's portfolio composition 1 was as follows:

Percentage of Total Net Assets
Domestic Fixed Income Securities	31.0%
Domestic Equity Securities	30.7%
International Fixed Income Securities	22.0%
International Equity Securities	5.3%
Derivative Contracts [2,3]	0.0%
Cash Equivalents [4]	11.4%
Other Assets and Liabilities--Net [5]	(0.4)%
TOTAL	100.0%

At December 31, 2007, the Fund's sector composition 6 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	18.8%
Energy	13.3%
Consumer Staples	13.0%
Industrials	11.5%
Health Care	9.6%
Information Technology	9.2%
Telecommunication Services	8.5%
Consumer Discretionary	6.9%
Utilities	5.6%
Materials	3.6%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative Contracts may include futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

3 Represents less than 0.1%.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

6 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

December 31, 2007

Shares			Value
		COMMON STOCKS--34.1%
		Consumer Discretionary--2.1%
4,700		American Eagle Outfitters, Inc.	$97,619
1,500		American Greetings Corp., Class A	30,450
1,400		Autoliv, Inc.	73,794
1,800		Darden Restaurants, Inc.	49,878
4,651		Family Dollar Stores, Inc.	89,439
700		Fortune Brands, Inc.	50,652
2,800		Gannett Co., Inc.	109,200
3,040		Home Depot, Inc.	81,898
13,460		Leggett and Platt, Inc.	234,742
1,900		Macy's Inc.	49,153
2,470		Mattel, Inc.	47,029
6,116		Regal Entertainment Group	110,516
		TOTAL	1,024,370
		Consumer Staples--4.6%
2,250		Anheuser-Busch Cos., Inc.	117,765
5,430		Coca-Cola Co.	333,239
1,460		Colgate-Palmolive Co.	113,822
3,750		Kimberly-Clark Corp.	260,025
6,169		Kraft Foods, Inc., Class A	201,294
2,580		PepsiCo, Inc.	195,822
8,400		Procter & Gamble Co.	616,728
2,600		SUPERVALU, Inc.	97,552
1,790		Sysco Corp.	55,866
6,600		Wal-Mart Stores, Inc.	313,698
		TOTAL	2,305,811
		Energy--4.8%
5,960		BP PLC, ADR	436,093
4,080		Chevron Corp.	380,786
660		ConocoPhillips	58,278
3,810		ENI SpA, ADR	275,958
2,110		Exxon Mobil Corp.	197,686
1,000		Marathon Oil Corp.	60,860
8,070		Patterson-UTI Energy, Inc.	157,526
4,280		Royal Dutch Shell PLC	360,376
700		Sunoco, Inc.	50,708
4,630		Total SA, ADR, Class B	382,438
		TOTAL	2,360,709
		Financials--6.3%
3,240		Ace, Ltd.	200,167
2,960		Aegon N.V. NY Reg Shares	51,889
3,090		Aflac, Inc.	193,527
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
1,060		Allstate Corp.	$55,364
33,325		American Financial Realty Trust	267,267
5,700		Annaly Mortgage Management, Inc.	103,626
11,426		Bank of America Corp.	471,437
600		Bank of Hawaii Corp.	30,684
3,571		Colonial BancGroup, Inc.	48,351
3,860		Freddie Mac	131,510
2,780		Hartford Financial Services Group, Inc.	242,388
2,010		Healthcare Realty Trust, Inc.	51,034
2,840		Hospitality Properties Trust	91,505
1,330		ING Groep, N.V., ADR	51,750
4,600		J.P. Morgan Chase & Co.	200,790
477		M & T Bank Corp.	38,909
6,100		Nationwide Financial Services, Inc., Class A	274,561
3,430		New York Community Bancorp, Inc.	60,299
4,790		Protective Life Corp.	196,486
800		SunTrust Banks, Inc.	49,992
2,940		The Travelers Cos, Inc.	158,172
2,560		Wachovia Corp.	97,357
1,500		Wells Fargo & Co.	45,285
		TOTAL	3,112,350
		Health Care--3.4%
6,530		Biovail Corp.	87,894
6,090		Johnson & Johnson	406,203
4,870		Lilly (Eli) & Co.	260,009
29,160		Pfizer, Inc.	662,807
6,570		Wyeth	290,328
		TOTAL	1,707,241
		Industrials--4.1%
3,660		3M Co.	308,611
700		Caterpillar, Inc.	50,792
5,820		Dover Corp.	268,244
600		Eaton Corp.	58,170
1,240		Illinois Tool Works, Inc.	66,390
500		Lockheed Martin Corp.	52,630
7,640		Northrop Grumman Corp.	600,810
1,100		Ryder Systems, Inc.	51,711
3,260		United Parcel Service, Inc.	230,547
3,390		United Technologies Corp.	259,471
2,900		Waste Management, Inc.	94,743
		TOTAL	2,042,119
		Information Technology--2.4%
1,600		Analog Devices, Inc.	50,720
4,610		Automatic Data Processing, Inc.	205,283
5,770		Intel Corp.	153,828
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Information Technology--continued
1,500		International Business Machines Corp.	$162,150
2,000		Maxim Integrated Products, Inc.	52,960
6,630		Microchip Technology, Inc.	208,315
1,920		Seagate Technology Holdings	48,960
21,060		Taiwan Semiconductor Manufacturing Co., ADR	209,758
2,100		Telefonaktiebolaget LM Ericsson, ADR, Class B	49,035
2,200		Xilinx, Inc.	48,114
		TOTAL	1,189,123
		Materials--1.3%
1,830		Bemis Co., Inc.	50,105
2,470		Dow Chemical Co.	97,367
320		Freeport-McMoRan Copper & Gold, Inc.	32,781
2,200		PPG Industries, Inc.	154,506
2,500		Packaging Corp. of America	70,500
3,610		Rohm & Haas Co.	191,583
2,200		Valspar Corp.	49,588
		TOTAL	646,430
		Telecommunication Services--3.1%
11,922		AT&T, Inc.	495,478
2,330		Embarq Corp.	115,405
2,120		France Telecommunications, ADR	75,536
15,240		NTT Docomo Inc. - Spon. ADR	249,936
2,630		Nippon Telegraph & Telephone Corp., ADR	64,856
6,140		Verizon Communications	268,257
18,957		Windstream Corp.	246,820
		TOTAL	1,516,288
		Utilities--2.0%
2,760		AGL Resources, Inc.	103,886
2,310		Aqua America, Inc.	48,972
4,990		Integrys Energy Group, Inc.	257,933
17,420		NiSource, Inc.	329,064
2,130		Piedmont Natural Gas, Inc.	55,721
1,980		Progress Energy, Inc.	95,891
2,270		SCANA Corp.	95,680
		TOTAL	987,147
		TOTAL COMMON STOCKS (IDENTIFIED COST $15,517,199)	16,891,588
		CORPORATE BONDS--7.9%
		Banking--1.2%
$150,000	[1,2]	Banco Credito del Peru, Sub. Note, 6.95%, 11/07/2021	155,552
200,000	[1,2]	ICICI Bank Ltd., Note, 6.625%, 10/03/2012	198,381
250,000	[1,2]	Turanalem Finance BV, 7.75%, 4/25/2013	216,250
		TOTAL	570,183
Principal Amount			Value
		CORPORATE BONDS--continued
		Basic Industry - Paper--0.5%
$250,000		Louisiana-Pacific Corp., 8.875%, 08/15/2010	$263,904
		Capital Markets--1.5%
674,000		Merrill Lynch & Co., Inc., Conv. Bond, 0.00%, 03/13/2032	733,804
		Media--0.4%
194,000		Liberty Media Corp., Conv. Bond, 0.75%, 03/30/2023	202,689
		Oil & Gas--2.7%
800,000	[1,2]	Gazprom, Note, 8.625%, 4/28/2034	996,800
350,000	[1,2]	Petrozuata Finance Inc., Company Guarantee, 8.22%, 4/01/2017	362,250
		TOTAL	1,359,050
		Sovereign--1.0%
450,000		Mexico, Government of, Series MTNA, 6.75%, 9/27/2034	498,263
		Steel--0.6%
275,000	[1,2]	CSN Islands VIII Corp., Company Guarantee, 9.75%, 12/16/2013	309,375
		TOTAL CORPORATE BONDS (IDENTIFIED COST $3,876,521)	3,937,268
		GOVERNMENTS/AGENCIES--15.5%
		Sovereign--15.5%
985,000	[3]	Brazil LTN, 11.07%, 1/01/2008, BRL	553,137
490,000		Brazil NTN-B, Note, Series NTNB, 6.00%, 5/15/2015, BRL	426,409
500,000		Brazil, Government of, 6.00%, 1/17/2017	515,000
200,000		Brazil, Government of, Bond, 8.25%, 1/20/2034	253,000
237,000		Brazil, Government of, Note, 8.00%, 1/15/2018	265,440
400,000		Colombia, Government of, Note, 7.375%, 1/27/2017	433,800
250,000		Ecuador, Government, Series REGS, 10.00%, 8/15/2030	241,875
3,100,000		Mexico Fixed Rate Bond, Bond, Series MI10, 9.00%, 12/20/2012, MXN	295,477
800,000		Mexico, Government of, Note, 4.625%, 10/8/2008	800,100
400,000		Mexico, Government of, Note, 9.875%, 2/1/2010	442,960
86,000		Peru, Government of, 6.550%, 03/14/2037	90,408
300,000		Philippines, Government, 9.875%, 1/15/2019	394,875
270,000		Philippines, Government of, 9.00%, 2/15/2013	310,163
663,300	[1,2]	Russia, Government of, 5.000%, 3/31/2030	756,228
100,000		Turkey, Government of, 6.750%, 4/03/2018	103,125
350,000		Turkey, Government of, 7.000%, 9/26/2016	372,750
350,000		Turkey, Government of, Note, 7.375%, 2/5/2025	369,250
230,000		Turkey, Government of, Series CPI, 10.000%, 2/15/2012, TRL	220,239
65,000		Uruguay, Government of, 7.625%, 3/21/2036	71,338
100,000		Uruguay, Government of, Note, 8.000%, 11/18/2022	112,650
200,000		Venezuela, Government of, 9.375%, 1/13/2034	200,250
250,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	252,000
230,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	197,455
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $7,255,628)	7,677,929
Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES--16.1%
		Federal Home Loan Mortgage Corporation--15.3%
$340,174		Federal Home Loan Mortgage Corp. Pool A14164, 5.000%, 30 Year, 10/1/2033	$332,399
169,705		Federal Home Loan Mortgage Corp. Pool A47194, 5.000%, 30 Year, 10/1/2035	165,667
836,160		Federal Home Loan Mortgage Corp. Pool A48294, 5.000%, 30 Year, 2/1/2036	816,135
224,316		Federal Home Loan Mortgage Corp. Pool A52427, 6.500%, 30 Year, 9/1/2036	230,735
128,683		Federal Home Loan Mortgage Corp. Pool A53896, 6.500%, 30 Year, 11/1/2036	132,365
1,958,942		Federal Home Loan Mortgage Corp. Pool A56495, 5.500%, 30 Year, 1/1/2037	1,955,279
289,409		Federal Home Loan Mortgage Corp. Pool A57023, 5.500%, 30 Year, 2/1/2037	288,868
299,041		Federal Home Loan Mortgage Corp. Pool A65290, 6.500%, 30 Year, 9/1/2037	307,598
1,391,692		Federal Home Loan Mortgage Corp. Pool G02479, 6.000%, 30 Year, 12/1/2036	1,412,508
189,444		Federal Home Loan Mortgage Corp. Pool G18078, 5.000%, 15 Year, 10/1/2020	189,767
228,004		Federal Home Loan Mortgage Corp. Pool J03710, 6.000%, 15 Year, 11/1/2021	233,185
467,332		Federal Home Loan Mortgage Corp. Pool J03848, 4.500%, 15 Year, 11/1/2021	459,589
578,813		Federal Home Loan Mortgage Corp. Pool J05248, 5.500%, 15 Year, 7/1/2022	585,730
472,016		Federal Home Loan Mortgage Corp. Pool J05376, 6.000%, 15 Year, 8/1/2022	482,743
		TOTAL	7,592,568
		Federal National Mortgage Association--0.8%
370,197		Federal National Mortgage Association Pool 822564, 5.500%, 15 Year, 12/1/2020	374,997
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $7,872,478)	7,967,565
		PREFERRED STOCKS--1.8%
		Consumer Discretionary--0.4%
9,120		Credit Suisse First Boston, NY, 12.50% Equity Linked Notes (KB Home)	198,588
		Financials--0.5%
8,200		Credit Suisse, 21.70% Equity Linked Notes (Freddie Mac)	232,880
		Information Technology--0.9%
9,320	[1,2]	Goldman Sachs, 5.00% Trigger Mandatory Exchangeable Notes, (Maxim Integrated Products, Inc.)	249,636
11,100	[1,2]	Goldman Sachs, 7.50% Trigger Mandatory Exchangeable Notes (Applied Materials, Inc.)	195,160
		TOTAL	444,796
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $943,294)	876,264
		MUTUAL FUND--14.2%
935,937	[4]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $6,775,085)	7,010,166
Principal Amount			Value
		REPURCHASE AGREEMENT--11.0%
$5,453,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349. (AT COST)	$5,453,000
		TOTAL INVESTMENTS--100.6% (IDENTIFIED COST $47,693,205) [5]	49,813,780
		OTHER ASSETS AND LIABILITIES - NET--(0.6)% [6]	(316,138)
		TOTAL NET ASSETS--100%	$49,497,642

At December 31, 2007, the Fund had the following outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
1/3/2008	1,997,625 Brazilian Real	$1,129,879	$1,122,262	$(7,617)
Contracts Sold:
1/3/2008	1,997,625 Brazilian Real	$1,111,082	$1,121,743	$(10,661)
2/6/2008	1,997,625 Brazilian Real	$1,125,138	$1,115,927	$9,210
1/18/2008	252,855 Turkish Lira	$ 209,769	$ 214,425	$(4,656)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(13,724)

At December 31, 2007, the Fund had the following open swap contracts:

Credit Default Swap Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Depreciation
Barclays Capital, Inc.	Government of Brazil	Buy	0.99%	10/20/2012	$225,000	$(239)
Lehman Brothers	Government of Brazil	Buy	0.98%	10/20/2012	$450,000	$(283)
TOTAL UNREALIZED DEPRECIATION ON SWAP CONTRACTS						$(522)

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2007, these restricted securities amounted to $3,439,632, which represented 6.9% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2007, these liquid restricted securities amounted to $3,439,632, which represented 6.9% of total net assets.

3 Zero coupon bond, reflects effective rate at time of purchase.

4 Affiliated company.

5 The cost of investments for federal tax purposes amounts to $48,043,897.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in repurchase agreements	$5,453,000
Investments in securities	44,360,780
Total investments in securities, at value including $7,010,166 of investments in an affiliated issuer (Note 5) (identified cost $47,693,205)		$49,813,780
Cash		2,032
Cash denominated in foreign currencies (identified cost $4,845)		4,876
Income receivable		287,332
Receivable for foreign exchange contracts		9,210
Receivable for investments sold		333,353
Receivable for shares sold		3,254
TOTAL ASSETS		50,453,837
Liabilities:
Payable for investments purchased	838,593
Payable for shares redeemed	47,691
Net payable for swap contracts	2,564
Payable for Directors'/Trustees' fees	134
Payable for foreign exchange contracts	22,934
Accrued expenses	44,279
TOTAL LIABILITIES		956,195
Net assets for 5,146,994 shares outstanding		$49,497,642
Net Assets Consist of:
Paid-in capital		$99,485,746
Net unrealized appreciation of investments, swap contracts and translation of assets and liabilities in foreign currency		2,106,349
Accumulated net realized loss on investments, written options, futures contracts, swap contracts and foreign currency transactions		(54,541,532)
Undistributed net investment income		2,447,079
TOTAL NET ASSETS		$49,497,642
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$49,497,642 ÷ 5,146,994 shares outstanding, no par value, unlimited shares authorized		$9.62

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Dividends (including $804,568 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $11,743)			$1,557,491
Interest			1,552,919
TOTAL INCOME			3,110,410
Expenses:
Investment adviser fee (Note 5)		$423,967
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		21,572
Transfer and dividend disbursing agent fees and expenses		18,117
Directors'/Trustees' fees		1,906
Auditing fees		27,346
Legal fees		8,908
Portfolio accounting fees		50,335
Printing and postage		31,779
Insurance premiums		5,151
Miscellaneous		3,915
TOTAL EXPENSES		742,996
Waivers, Reimbursement and Expense Reduction (Note 5):
Waiver/reimbursement of investment adviser fee	$(80,016)
Waiver of administrative personnel and services fee	(24,434)
Fees paid indirectly for directed brokerage arrangements	(2,114)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(106,564)
Net expenses			636,432
Net investment income			2,473,978
Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $133,115 on sales of investments in an affiliated issuer (Note 5))			4,120,412
Net realized loss on swap contracts			(16,834)
Net realized gain on written options			13,988
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(4,322,184)
Net change in unrealized depreciation of swap contracts			(522)
Net realized and unrealized loss on investments, written options, swap contracts and foreign currency transactions			(205,140)
Change in net assets resulting from operations			$2,268,838

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,473,978	$2,961,007
Net realized gain on investments, written options, futures contracts, swap contracts and foreign currency transactions	4,117,566	4,536,948
Net change in unrealized appreciation/depreciation of investments, swap contracts, and translation of assets and liabilities in foreign currency	(4,322,706)	1,395,714
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,268,838	8,893,669
Distributions to Shareholders:
Distributions from net investment income	(2,972,612)	(3,655,279)
Share Transactions:
Proceeds from sale of shares	4,474,535	8,447,932
Net asset value of shares issued to shareholders in payment of distributions declared	2,972,612	3,655,279
Cost of shares redeemed	(18,919,182)	(18,193,662)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,472,035)	(6,090,451)
Change in net assets	(12,175,809)	(852,061)
Net Assets:
Beginning of period	61,673,451	62,525,512
End of period (including undistributed net investment income of $2,447,079 and $2,972,592, respectively)	$49,497,642	$61,673,451

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements. The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value", of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Net payable for swap contracts on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized loss on swap contracts in the Statement of Operations. For the year ended December 31, 2007, the Fund had net realized losses on swap contracts of $16,834.

Swap contracts outstanding at period end are listed after the Fund's portfolio of investments.

Futures Contracts

The Fund may purchase and sell financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2007, the Fund had no net realized gains or losses on futures contracts.

At December 31, 2007, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2007, the Fund had a realized gain of $13,988 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at December 31, 2006	--	$--
Contracts written	292	24,976
Contracts exercised	(30)	(1,770)
Contracts expired	(11)	(995)
Contracts bought back	(251)	(22,211)
Outstanding at December 31, 2007	--	$--

At December 31, 2007, the Fund had no outstanding written option contracts.

Dollar-Roll Transactions

The Fund enters into dollar-roll transactions with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar-roll transactions, which are treated as purchase and sales, will not exceed 12 months. The Fund will use the proceeds generated from the transaction to invest in short-term investments or mortgage-backed securities which may enhance the Fund's current yield and total return. Dollar-rolls are subject to interest rate and credit risks.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2007	2006
Shares sold	464,216	930,164
Shares issued to shareholders in payment of distributions declared	316,235	419,183
Shares redeemed	(1,967,749)	(2,007,584)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,187,298)	(658,237)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, partnership gain/loss transactions, reclassification stemming from the sale of equity linked notes, dollar-roll adjustments and swap income reclassification.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(26,879)	$26,879

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$2,972,612	$3,655,279

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,486,940
Net unrealized appreciation	$1,757,629
Capital loss carryforward and deferrals	$(54,232,673)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, dollar rolls and adjustments related to equity linked notes and dirty priced bonds.

At December 31, 2007, the cost of investments for federal tax purposes was $48,043,897. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates, outstanding foreign exchange contracts and swap contracts was $1,769,883. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,519,668 and net unrealized depreciation from investments for those securities having an excess of cost over value of $749,785.

At December 31, 2007, the Fund had a capital loss carryforward of $54,226,365 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 4,032,388
2009	$16,049,079
2010	$34,144,898

The Fund used capital loss carryforwards of $4,041,425 to offset taxable capital gains realized during the year ended December 31, 2007.

As of December 31, 2007, for federal tax purposes, the Fund had $6,308 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the Adviser voluntarily waived $23,732 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2007, the Sub-Adviser earned a sub-adviser fee of $80,101.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.222% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the percentage of average daily net assets is greater than the amount presented in the chart above. FAS waived $24,434 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2007, the Fund's expenses were reduced by $2,114 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended December 31, 2007, the Adviser reimbursed $56,284. Transactions with the affiliated company during the year ended December 31, 2007, are as follows:

Affiliate	Balance of Shares Held 12/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2007	Value	Dividend Income
Federated High Income Bond Fund II, Primary Shares	1,444,573	107,132	615,768	935,937	$7,010,166	$804,568

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007, were as follows:

Purchases	$27,885,165
Sales	$45,407,303

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2007, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	61.7%
Brazil	4.7%
Mexico	4.1%
Russia	3.5%
Turkey	2.2%
Venezuela	2.0%
United Kingdom	1.7%
Philippines	1.4%
France	0.9%
Columbia	0.9%
Japan	0.6%
Italy	0.6%
Cayman Islands	0.5%
Peru	0.5%
Ecuador	0.5%
Canada	0.5%
Kazakhstan	0.4%
Taiwan, Province of China	0.4%
India	0.4%
Bermuda	0.4%
Uruguay	0.4%
Sweden	0.3%
Netherlands	0.2%
Germany	0.1%
Liberia	0.1%
Luxembourg	0.0% [1]

1 Represents less than 0.1%.

8. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

12. FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions made by the Fund during the year ended December 31, 2007, 62.62% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Income Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Capital Income Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations : Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held : Director, Horatio Alger Association.

Previous Positions : Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED CAPITAL INCOME FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916108

G00845-01 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007		2006	[1]	2005		2004		2003	[2]
Net Asset Value, Beginning of Period	$16.34		$13.57		$13.42		$12.13		$9.73
Income From Investment Operations:
Net investment income	0.40	[3]	0.37	[3]	0.31		0.28		0.24
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(0.07)		2.72		0.12		1.25		2.36
TOTAL FROM INVESTMENT OPERATIONS	0.33		3.09		0.43		1.53		2.60
Less Distributions:
Distributions from net investment income	(0.46)		(0.32)		(0.28)		(0.24)		(0.20)
Net Asset Value, End of Period	$16.21		$16.34		$13.57		$13.42		$12.13
Total Return [4]	2.05%		23.13%		3.33%		12.84%		27.27%

Ratios to Average Net Assets:
Net expenses	1.17	% [5]	1.14	% [5]	1.14	% [5]	1.12	% [5]	1.15	% [5]
Net investment income	2.41%		2.56%		2.09%		2.08%		2.18%
Expense waiver/reimbursement [6]	0.14%		0.09%		0.04%		0.03%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$43,184		$57,998		$62,377		$72,907		$73,904
Portfolio turnover	102%		60%		31%		55%		145%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 During the year ended December 31, 2003, the investment strategy of the Fund transitioned from a blended value/growth style to one focused on value.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 are 1.16%, 1.14%, 1.13%, 1.11% and 1.14%, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholders services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$ 962.60	$5.79
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.31	$5.96

1 Expenses are equal to the Fund's annualized net expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

The fund's total return for the 12-month reporting period ended December 31, 2007 was 2.05%. The fund surpassed returns of its benchmark, a blended index comprised of 90% Russell 1000 Value Index (RU1000V), and 10% Merrill Lynch 91-Day Treasury Bill Index (ML91DTB) (the "Benchmark"), 1 which returned 0.35% during the 12-month reporting period. This return was less than the 2.68% total return of the Lipper Variable Annuity Equity Income Funds Average. 2

The fund's investment strategy focused on income earning investments, specifically high-quality, dividend paying stocks 3 to achieve the fund's primary objective of capital appreciation and secondary objective of income.

MARKET OVERVIEW

U.S. equity markets rallied during the first half of the fund's fiscal year based on the strength of surprisingly strong earnings and merger/acquisition activity. At the onset of the second half of the fiscal year, concerns emerged regarding credit deterioration in the U.S. subprime mortgage market and transformed into a significant global credit crunch which threatened the financial markets. World central banks, including the U.S. Federal Reserve Board ("the Fed"), responded by providing immediate liquidity to the markets. With the fear of the credit crunch flowing into the broader market, easing of the most recent inflation numbers, and the confirmation of a slowing U.S. economy, the Fed responded aggressively by lowering the Federal Funds Target Rate and the discount rate. This response helped to improve liquidity and investor confidence, enabling markets to maintain positive returns.

The S&P 500 Index 4 returned 5.49% for the reporting period while the Nasdaq Composite Index 5 returned 10.66%. For the fiscal year, stocks with large market capitalizations outperformed small capitalization stocks and growth stocks outperformed value stocks. Likewise, cyclically driven stocks outperformed stocks with consumer exposure. The Energy, Materials, Utilities and Information Technology sectors significantly outperformed the Financials and Consumer Discretionary sectors.

The fund's portfolio managers focused on realization of the fund's capital appreciation and income objectives by purchasing and holding equity securities with favorable valuation levels. Due to their relative underperformance compared to growth stocks, selections in value stocks negatively impacted portfolio performance. The favorable performance of large market capitalization stocks compared to smaller capitalization stocks positively influenced portfolio performance. Stocks with yields greater than 3% significantly underperformed relative to the market, also detracting from portfolio performance.

Sector allocation and stock selection positively contributed to the fund's performance. Underweight positions in the Financials sector and overweight positions in the Telecommunication Services and Consumer Staples sectors enhanced fund performance. Underweight positions in strong performing sectors such as Energy and Information Technology detracted from fund performance. Favorable stock selection in the Financials, Consumer Staples, Consumer Discretionary and Information Technology sectors benefited performance, while poor stock selection in the Energy, Health Care and Utilities sectors hindered performance.

1 The Russell 1000 ® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index tracking short-term government securities. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the Benchmark.

2 Lipper figures represent the average total returns reported by all funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

3 There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

4 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

5 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Equity Income Fund II (the "Fund") from December 31, 1997 to December 31, 2007 compared to the Russell 1000 ® Value Index (RU1000V), 2 the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RU1000V/10% ML91DTB) and the Lipper Equity Income VA Funds Average (LEIFA). 2,3

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	2.05%
5 Years	13.27%
10 Years	4.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RU1000V and the 90% RU1000V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RU1000V, the 90% RU1000V/10% ML91DTB and LEIFA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or average.

3 The LEIFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	17.2%
Energy	12.2%
Consumer Staples	11.7%
Industrials	10.3%
Health Care	8.8%
Information Technology	8.4%
Telecommunication Services	7.5%
Consumer Discretionary	6.3%
Utilities	5.1%
Materials	3.4%
Other Securities [2]	4.8%
Securities Lending Collateral [3]	1.3%
Cash Equivalents [4]	6.9%
Other Assets and Liabilities--Net [5]	(3.9)%
TOTAL	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include corporate bonds.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2007

Shares			Value
		COMMON STOCKS--86.4%
		Consumer Discretionary--5.3%
10,600		American Eagle Outfitters, Inc.	$220,162
3,300		American Greetings Corp., Class A	66,990
3,100		Autoliv, Inc.	163,401
3,900		Darden Restaurants, Inc.	108,069
10,372		Family Dollar Stores, Inc.	199,454
1,610		Fortune Brands, Inc.	116,500
6,200		Gannett Co., Inc.	241,800
6,880		Home Depot, Inc.	185,347
29,890		Leggett and Platt, Inc.	521,282
4,300		Macy's, Inc.	111,241
5,590		Mattel, Inc.	106,434
13,550		Regal Entertainment Group, Class A	244,848
		TOTAL	2,285,528
		Consumer Staples--11.7%
4,980		Anheuser-Busch Cos., Inc.	260,653
12,060		Coca-Cola Co.	740,122
2,110		Colgate-Palmolive Co.	164,496
8,280		Kimberly-Clark Corp.	574,135
13,609		Kraft Foods, Inc., Class A	444,062
5,790		PepsiCo, Inc.	439,461
18,970		Procter & Gamble Co.	1,392,777
5,800		SUPERVALU, Inc.	217,616
4,100		Sysco Corp.	127,961
14,560		Wal-Mart Stores, Inc.	692,037
		TOTAL	5,053,320
		Energy--12.2%
13,210		BP PLC, ADR	966,576
9,170		Chevron Corp.	855,836
1,490		ConocoPhillips	131,567
7,990		ENI SpA, ADR	578,716
4,800		Exxon Mobil Corp.	449,712
2,270		Marathon Oil Corp.	138,152
18,390		Patterson-UTI Energy, Inc.	358,973
9,760		Royal Dutch Shell PLC, Class A, ADR	821,792
1,600		Sunoco, Inc.	115,904
10,340		Total SA, Class B, ADR	854,084
		TOTAL	5,271,312
		Financials--16.0%
7,263		Ace Ltd.	448,708
6,670		Aegon NV, ADR	116,925
6,970		Aflac, Inc.	436,531
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
2,230		Allstate Corp.	$116,473
73,170		American Financial Realty Trust	586,823
12,600		Annaly Capital Management, Inc.	229,068
25,512		Bank of America Corp.	1,052,625
1,300		Bank of Hawaii Corp.	66,482
7,914		Colonial BancGroup, Inc.	107,156
8,370		Freddie Mac	285,166
6,390		Hartford Financial Services Group, Inc.	557,144
4,430		Healthcare Realty Trust, Inc.	112,478
6,100		Hospitality Properties Trust	196,542
2,990		ING Groep N.V., ADR	116,341
10,100		J.P. Morgan Chase & Co.	440,865
1,034		M & T Bank Corp.	84,343
13,290		Nationwide Financial Services, Inc., Class A	598,183
7,790		New York Community Bancorp, Inc.	136,948
10,600		Protective Life Corp.	434,812
1,800		SunTrust Banks, Inc.	112,482
6,640		The Travelers Cos., Inc.	357,232
5,370		Wachovia Corp.	204,221
3,380		Wells Fargo & Co.	102,042
		TOTAL	6,899,590
		Health Care--8.8%
14,080		Biovail Corp.	189,517
11,020		Eli Lilly & Co.	588,358
13,810		Johnson & Johnson	921,127
64,680		Pfizer, Inc.	1,470,176
14,750		Wyeth	651,802
		TOTAL	3,820,980
		Industrials--10.3%
8,150		3M Co.	687,208
1,600		Caterpillar, Inc.	116,096
12,520		Dover Corp.	577,047
1,300		Eaton Corp.	126,035
2,430		Illinois Tool Works, Inc.	130,102
1,100		Lockheed Martin Corp.	115,786
16,800		Northrop Grumman Corp.	1,321,152
2,500		Ryder System, Inc.	117,525
6,510		United Parcel Service, Inc.	460,387
7,550		United Technologies Corp.	577,877
6,500		Waste Management, Inc.	212,355
		TOTAL	4,441,570
		Information Technology--6.1%
3,400		Analog Devices, Inc.	107,780
10,370		Automatic Data Processing, Inc.	461,776
3,300		IBM Corp.	356,730
12,660		Intel Corp.	337,516
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
4,300		Maxim Integrated Products, Inc.	$113,864
14,750		Microchip Technology, Inc.	463,445
4,120		Seagate Technology Holdings	105,060
47,990		Taiwan Semiconductor Manufacturing Co., ADR	477,980
4,600		Telefonaktiebolaget LM Ericsson, Class B, ADR	107,410
4,800		Xilinx, Inc.	104,976
		TOTAL	2,636,537
		Materials--3.4%
4,160		Bemis Co., Inc.	113,901
5,440		Dow Chemical Co.	214,445
1,640		Freeport-McMoRan Copper & Gold, Inc.	168,002
4,860		PPG Industries, Inc.	341,318
5,150		Packaging Corp. of America	145,230
7,930		Rohm & Haas Co.	420,845
3,780		Valspar Corp.	85,201
		TOTAL	1,488,942
		Telecommunication Services--7.5%
26,537		AT&T, Inc.	1,102,878
4,710		Embarq Corp.	233,286
4,800		France Telecommunications, ADR	171,024
34,780	[1]	NTT DoCoMo, Inc., ADR	570,392
5,930		Nippon Telegraph & Telephone Corp., ADR	146,234
12,410		Verizon Communications	542,193
34,606		Windstream Corp.	450,570
		TOTAL	3,216,577
		Utilities--5.1%
6,070		AGL Resources, Inc.	228,475
5,220		Aqua America, Inc.	110,664
11,050		Integrys Energy Group, Inc.	571,174
38,570		NiSource, Inc.	728,587
4,810		Piedmont Natural Gas, Inc.	125,830
4,470		Progress Energy, Inc.	216,482
5,170		SCANA Corp.	217,915
		TOTAL	2,199,127
		TOTAL COMMON STOCKS (IDENTIFIED COST $33,905,463)	37,313,483
		PREFERRED STOCKS--4.5%
		Consumer Discretionary--1.0%
20,330		Credit Suisse First Boston, NY, KB Home, PERCS	442,686
		Financials--1.2%
17,900		Credit Suisse First Boston, NY, Federal Home Loan Mortgage Corp., PERCS	508,360
		Information Technology--2.3%
24,100	[2,3]	Goldman Sachs Group, Inc., Applied Materials Inc., PERCS	423,726
21,170	[2,3]	Goldman Sachs Group, Inc., Maxim Integrated Products, Inc., PERCS	567,038
		TOTAL	990,764
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,092,723)	1,941,810
Principal Amount			Value
		CORPORATE BONDS--4.8%
		Consumer Discretionary--1.1%
$440,000		Liberty Media Corp., Conv. Bond, 0.750%, 3/30/2023	$459,708
		Financials--3.7%
1,487,000		Merrill Lynch & Co., Inc., Conv. Bond, 0.000%, 3/13/2032	1,618,942
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,254,862)	2,078,650
		REPURCHASE AGREEMENTS--8.2%
2,960,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349.	2,960,000
581,000		Interest in $4,000,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 11/1/2047 for $4,001,077,778 on 1/2/2008. The market value of the underlying securities at the end of the period was $4,087,265,605 (purchased with proceeds from securities lending collateral).	581,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	3,541,000
		TOTAL INVESTMENTS--103.9% (IDENTIFIED COST $41,794,048) [4]	44,874,943
		OTHER ASSETS AND LIABILITIES - NET--(3.9)% [5]	(1,691,281)
		TOTAL NET ASSETS--100%	$43,183,662

1 All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2007, these restricted securities amounted to $990,764, which represented 2.3% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2007, these liquid restricted securities amounted to $990,764, which represented 2.3% of total net assets.

4 The cost of investments for federal tax purposes amounts to $41,892,291.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
PERCS	--Preferred Equity Redemption Cumulative Stock

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Total investments in securities, at value including $559,240 of securities loaned (identified cost $41,794,048)		$44,874,943
Cash		427
Income receivable		85,966
Receivable for investments sold		734,193
Receivable for shares sold		7,824
TOTAL ASSETS		45,703,353
Liabilities:
Payable for investments purchased	$1,877,425
Payable for shares redeemed	20,904
Payable for Directors'/Trustees' fees	169
Payable for collateral due to broker for securities loaned	581,000
Accrued expenses	40,193
TOTAL LIABILITIES		2,519,691
Net assets for 2,664,000 shares outstanding		$43,183,662
Net Assets Consist of:
Paid-in capital		$39,292,415
Net unrealized appreciation of investments		3,080,895
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions		(455,197)
Undistributed net investment income		1,265,549
TOTAL NET ASSETS		$43,183,662
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$43,183,662 ÷ 2,664,000 shares outstanding, no par value, unlimited shares authorized		$16.21

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $26,726)			$1,650,847
Interest (including income on securities loaned of $3,188)			202,303
TOTAL INCOME			1,853,150
Expenses:
Investment adviser fee (Note 5)		$389,127
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		12,553
Transfer and dividend disbursing agent fees and expenses		16,797
Directors'/Trustees' fees		1,932
Auditing fees		21,584
Legal fees		10,078
Portfolio accounting fees		46,157
Printing and postage		16,041
Insurance premiums		5,152
Miscellaneous		5,465
TOTAL EXPENSES		674,886
Waivers and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(43,644)
Waiver of administrative personnel and services fee	(24,480)
Fees paid indirectly from directed brokerage arrangements	(4,053)
TOTAL WAIVERS AND EXPENSE REDUCTION		(72,177)
Net expenses			602,709
Net investment income			1,250,441
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			8,362,463
Net realized gain on written options			31,847
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(8,309,426)
Net realized and unrealized gain on investments, written options and foreign currency transactions			84,884
Change in net assets resulting from operations			$1,335,325

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,250,441	$1,541,998
Net realized gain on investments, futures contracts, written options and foreign currency transactions	8,394,310	6,907,177
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(8,309,426)	4,027,192
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,335,325	12,476,367
Distributions to Shareholders:
Distributions from net investment income	(1,545,578)	(1,377,651)
Share Transactions:
Proceeds from sale of shares	1,474,407	2,084,307
Net asset value of shares issued to shareholders in payment of distributions declared	1,545,578	1,377,651
Cost of shares redeemed	(17,623,701)	(18,940,199)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(14,603,716)	(15,478,241)
Change in net assets	(14,813,969)	(4,379,525)
Net Assets:
Beginning of period	57,997,631	62,377,156
End of period (including undistributed net investment income of $1,265,549 and $1,545,415, respectively)	$43,183,662	$57,997,631

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide above-average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund may purchase and sell financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2007, the Fund had no net realized gains/losses on futures contracts.

At December 31, 2007, the Fund had no outstanding futures contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2007, the Fund had a realized gain of $31,847 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2006	--	$ --
Contracts written	696	59,089
Contracts exercised	(71)	(4,189)
Contracts expired	(23)	(2,087)
Contracts bought back	(602)	(52,813)
Outstanding at 12/31/2007	--	$ --

At December 31, 2007, the Fund had no outstanding written option contracts.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$559,240	$581,000

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes activity:

Year Ended December 31	2007	2006
Shares sold	89,175	142,181
Shares issued to shareholders in payment of distributions declared	96,478	98,757
Shares redeemed	(1,070,579)	(1,288,263)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(884,926)	(1,047,325)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership gain/loss transactions and reclassification stemming from the sale of equity linked notes.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$15,271	$(15,271)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$1,545,578	$1,377,651

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,286,172
Net unrealized appreciation	$2,982,652
Capital loss carryforward and deferrals	$(377,577)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and adjustments related to equity linked notes.

At December 31, 2007, the cost of investments for federal tax purposes was $41,892,291. The net unrealized appreciation of investments for federal tax purposes was $2,982,652. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,408,384 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,425,732.

At December 31, 2007, the Fund had a capital loss carryforward of $367,205 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

The Fund used capital loss carryforwards of $8,375,490 to offset taxable capital gains realized during the year ended December 31, 2007.

As of December 31, 2007, for federal tax purposes, the Fund had $10,372 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the Adviser voluntarily waived $43,644 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.242% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $24,480 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2007, the Fund did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2007, the Fund's expenses were reduced by $4,053 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007, were as follows:

Purchases	$50,014,466
Sales	$64,720,681

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

11. FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions made by the Fund during the year ended December 31, 2007, 97.32% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED EQUITY INCOME FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916801

G00433-09 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007		2006 [1]	2005	2004	2003
Net Asset Value, Beginning of Period	$11.34		$11.36	$11.60	$11.77	$11.98
Income From Investment Operations:
Net investment income	0.54		0.52	0.46	0.45 [2]	0.43	[2]
Net realized and unrealized gain (loss) on investments and futures contracts	0.15		(0.07)	(0.24)	(0.03)	(0.15)
TOTAL FROM INVESTMENT OPERATIONS	0.69		0.45	0.22	0.42	0.28
Less Distributions:
Distributions from net investment income	(0.50)		(0.47)	(0.46)	(0.53)	(0.43)
Distributions from net realized gain on investments	--		--	--	(0.06)	(0.06)
TOTAL DISTRIBUTIONS	(0.50)		(0.47)	(0.46)	(0.59)	(0.49)
Net Asset Value, End of Period	$11.53		$11.34	$11.36	$11.60	$11.77
Total Return [3]	6.29%		4.14%	2.03%	3.61%	2.37%

Ratios to Average Net Assets:
Net expenses	0.74%		0.72%	0.72%	0.72%	0.72%
Net investment income	4.74%		4.54%	4.16%	3.91%	3.68%
Expense waiver/reimbursement [4]	0.00	% [5]	0.02%	0.01%	0.01%	0.00	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$422,254		$407,704	$391,331	$377,368	$405,418
Portfolio turnover [6]	53%		109%	92%	60%	70%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

6 This calculation excludes purchases and sales from dollar-roll transactions.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$1,057.00	$3.84
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.48	$3.77

1 Expenses are equal to the Fund's annualized net expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of the expenses.

Management's Discussion of Fund Performance

The fund's total return for the 12-month reporting period was 6.29%. The custom benchmark, which consists of a 67%/33% blend of the Lehman Brothers Mortgage-Backed Securities Index and Lehman Brothers Government Index, 1 respectively, returned 7.49%.

The most significant impacts on performance resulted from: (a) sector allocation; (b) yield curve strategy; and (c) security selection.

MARKET OVERVIEW

During the 12-month reporting period, interest rates decreased across the Treasury security maturity spectrum as risk aversion and concerns over the domestic economy dominated headlines. Specifically, the two-year and ten-year Treasury yields declined 1.76% and 0.68% to 3.05% and 4.02%, respectively.

Mortgage-backed securities (MBS) performed poorly as problems in the housing market, subprime mortgages and the ensuing flight-to-quality bid for U.S. Treasuries left all spread sector asset classes in its wake. As a result, MBS, including high quality agency-issued securities, underperformed similar duration Treasury securities by a wide margin.

Agency debt securities also underperformed relative to U.S. Treasuries as investor demand for only the highest quality investments--U.S. Treasuries--overwhelmed the incremental income available in agency debt.

Sector Allocation

Allocation among sectors--including MBS, Treasuries, agency debt and commercial mortgage-backed securities--reflected views of relative value. For a better part of the year, the portfolio had an above benchmark allocation to the spread sectors, which include commercial and residential MBS and agency debt. All spread sectors underperformed relative to Treasury securities. 2 As a result, sector allocation detracted from fund performance.

Yield Curve

After a protracted period of minimal yield differential between 2-year and 10-year Treasuries, the yield curve underwent a reshaping. Shorter maturity yields decreased to a significantly greater degree relative to longer maturity yields. Specifically, the 2- to 10-year yield spread increased from negative 0.11%--an inverted yield curve--to positive 0.97%. Investments designed to take advantage of the reshaping positively contributed to fund performance.

Security Selection

For a significant portion of the year, the portfolio maintained an above-benchmark exposure to current coupon MBS. While current coupons--defined as those mortgage securities close to par prices--typically offer incremental yield relative to higher-and lower-priced coupons, the coupons are also more negatively convex. As market yields moved dramatically during the course of the year, the negative convexity caused the current coupon sector to lag relative to surrounding coupons.

In addition, the fund utilized dollar-roll transactions in order to increase fund income and potential return. A portion of the dollar-roll proceeds were invested in monthly adjustable agency floaters. As mortgage security spreads widened during the year, the increased exposure via the monthly adjustable floating rate agency securities acted as a drag on performance.

Security selection negatively impacted fund performance.

1 Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC including GNMA Graduated Payment Mortgages. The Lehman Brothers Government Index includes the Treasury and Agency indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly-issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. Indexes are unmanaged and investments cannot be made in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. Investing in certain mortgage-backed securities may result in special risks such as the risk of receiving unscheduled principal payments. This may result in the Fund receiving a lower rate of interest.

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Fund for U.S. Government Securities II (the "Fund") from December 31, 1997 to December 31, 2007, compared to the Lehman Brothers Mortgage-Backed Securities Index (LBMBS), 2 and the Lehman Brothers Government Index (LBGI), 2 both broad-based market indexes, and a blended index comprised of 67% Lehman Brothers Mortgage-Backed Securities Index and 33% Lehman Brothers Government Index (Blended Index). 2

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	6.29%
5 Years	3.67%
10 Years	5.20%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBS, LBGI and Blended Index have been adjusted to reflect reinvestment of dividends on securities in the Indexes.

2 The LBMBS, LBGI and Blended Index are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2007, the Fund's portfolio composition 1 was as follows:

Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	70.2%
U.S. Government Agency Securities	14.4%
Non-Agency Mortgage-Backed Securities	12.5%
U.S. Treasury Securities	11.1%
Derivative Contracts [2,3]	0.0%
Repurchase Agreements--Cash	3.3%
Repurchase Agreements--Collateral [4]	7.4%
Other Assets and Liabilities--Net [5]	(18.9)%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the principal types of securities in which the Fund invests.

2 Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative Contracts may consist of futures contracts, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

3 Represents less than 0.1%.

4 Includes repurchase agreements purchased with cash collateral or proceeds received in securities lending and/or dollar-roll transactions, as well as cash covering when-issued and delayed delivery transactions.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2007

Principal Amount			Value
		U.S. TREASURY OBLIGATIONS--11.1%
$1,000,000		United States Treasury Bonds, 6.000%, 2/15/2026	$1,184,727
1,700,000		United States Treasury Bonds, 6.125%, 11/15/2027	2,061,355
1,000,000		United States Treasury Bonds, 6.250%, 8/15/2023	1,198,534
3,170,000		United States Treasury Bonds, 7.500%, 11/15/2016 - 11/15/2024	4,016,220
3,050,000		United States Treasury Bonds, 7.625%, 2/15/2025	4,185,390
1,100,000		United States Treasury Bonds, 8.000%, 11/15/2021	1,506,650
2,000,000	[1]	United States Treasury Notes, 3.500%, 11/15/2009	2,017,907
3,100,000	[1]	United States Treasury Notes, 3.875%, 5/15/2010	3,159,597
2,500,000		United States Treasury Notes, 4.250%, 8/15/2015	2,566,157
1,800,000	[1]	United States Treasury Notes, 4.500%, 5/15/2017	1,865,523
6,700,000		United States Treasury Notes, 4.750%, 1/31/2012	7,056,626
5,860,000	[1]	United States Treasury Notes, 5.125%, 5/15/2016	6,342,699
9,310,590		U.S. Treasury Inflation Protected Note, 2.500%, 7/15/2016	9,942,733
		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $44,001,117)	47,104,118
		GOVERNMENT AGENCIES--14.4%
4,000,000		Federal Farm Credit System, 4.180%, 9/22/2010	4,048,837
7,000,000		Federal Farm Credit System, 5.150%, 12/6/2010	7,269,204
4,000,000	[2]	Federal Farm Credit System, 5.375%, 7/18/2011	4,202,246
7,300,000		Federal Farm Credit System, 5.750%, 1/18/2011 - 12/7/2028	7,749,102
1,245,000		Federal Farm Credit System, 6.000%, 6/11/2008	1,254,469
3,000,000		Federal Home Loan Bank System, 4.250%, 9/12/2008	2,999,064
3,100,000	[1]	Federal Home Loan Bank System, 5.250%, 8/5/2009	3,168,930
750,000		Federal Home Loan Bank System, 6.185%, 5/6/2008	754,978
1,100,000		Federal Home Loan Bank System, 7.125%, 2/15/2030	1,409,898
6,000,000	[1]	Federal Home Loan Mortgage Corp., 4.750%, 3/5/2012	6,192,094
1,500,000		Federal Home Loan Mortgage Corp., 5.625%, 11/23/2035	1,501,596
72,000		Federal Home Loan Mortgage Corp., 6.750%, 9/15/2029	89,288
1,500,000		Federal National Mortgage Association, 6.000%, 5/15/2008	1,509,620
2,000,000		Tennessee Valley Authority, 4.650%, 6/15/2035	1,895,082
4,000,000		Tennessee Valley Authority, 5.375%, 11/13/2008	4,045,536
1,000,000		Tennessee Valley Authority, 5.625%, 1/18/2011	1,055,264
10,700,000		Tennessee Valley Authority, 6.000%, 3/15/2013	11,713,375
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $58,993,244)	60,858,583
Principal Amount			Value
		MORTGAGE--BACKED SECURITIES--52.9%
		Federal Home Loan Mortgage Corp.--28.2%
$11,098,113		Federal Home Loan Mortgage Corp., 4.500%, 6/1/2019 - 10/1/2020	$10,941,272
32,015,115		Federal Home Loan Mortgage Corp., 5.000%, 7/1/2019 - 6/1/2036	31,515,529
39,614,760	[3]	Federal Home Loan Mortgage Corp., 5.500%, 12/1/2020 - 1/1/2038	39,570,970
21,991,660	[3]	Federal Home Loan Mortgage Corp., 6.000%, 1/1/2014 - 1/1/2038	22,330,793
11,669,911	[3]	Federal Home Loan Mortgage Corp., 6.500%, 6/1/2015 - 1/1/2038	12,026,418
2,226,440		Federal Home Loan Mortgage Corp., 7.000%, 9/1/2015 - 4/1/2032	2,329,914
169,855		Federal Home Loan Mortgage Corp., 7.500%, 9/1/2030 - 1/1/2031	179,035
26,509		Federal Home Loan Mortgage Corp., 8.500%, 5/1/2030	29,051
16,038		Federal Home Loan Mortgage Corp., 9.000%, 2/1/2025 - 5/1/2025	17,821
		TOTAL	118,940,803
		Federal National Mortgage Association--18.6%
2,790,962		Federal National Mortgage Association, 4.500%, 12/1/2019	2,753,769
7,798,468		Federal National Mortgage Association, 5.000%, 7/1/2034 - 11/1/2035	7,623,424
31,537,354		Federal National Mortgage Association, 5.500%, 11/1/2021 - 4/1/2036	31,546,566
33,100,439	[3]	Federal National Mortgage Association, 6.000%, 5/1/2014 - 1/1/2038	33,672,378
1,520,226		Federal National Mortgage Association, 6.500%, 6/1/2029 - 11/1/2035	1,569,958
1,191,159		Federal National Mortgage Association, 7.000%, 3/1/2015 - 4/1/2032	1,249,484
137,139		Federal National Mortgage Association, 7.500%, 5/1/2015 - 8/1/2031	145,799
31,670		Federal National Mortgage Association, 8.000%, 7/1/2030	34,459
		TOTAL	78,595,837
		Government National Mortgage Association--6.1%
3,657,944		Government National Mortgage Association, 5.000%, 7/15/2034	3,608,351
3,588,935		Government National Mortgage Association, 5.500%, 5/20/2035	3,604,356
15,761,624		Government National Mortgage Association, 6.000%, 4/15/2032 - 7/15/2037	16,147,685
1,963,006		Government National Mortgage Association, 6.500%, 12/15/2023 - 5/15/2032	2,057,414
97,903		Government National Mortgage Association, 7.500%, 10/15/2026 - 3/20/2030	103,271
126,907		Government National Mortgage Association, 8.000%, 12/15/2029 - 4/15/2030	139,400
56,136		Government National Mortgage Association, 9.500%, 11/15/2016	63,004
		TOTAL	25,723,481
		TOTAL MORTGAGE--BACKED SECURITIES (IDENTIFIED COST $217,986,050)	223,260,121
Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--21.1%
$3,931,220		Bank of America Mortgage Securities 2007-3, Class 1A1, 6.000%, 9/25/2037	$3,918,935
3,238,676		CS First Boston Mortgage Securities Corp, 2005-7, Class 4A3, 5.000%, 8/25/2020	3,101,339
3,970,355		Countrywide Home Loans 2007-14, Class A18, 6.000%, 9/25/2037	3,945,617
4,058,736		Countrywide Home Loans 2007-17, Class 3A1, 6.750%, 10/25/2037	4,096,707
2,646,791		Credit Suisse Mortgage Capital Certificate 2007-4, Class 4A2, 5.500%, 6/25/2037	2,641,404
2,917,810		Federal Home Loan Mortgage Corp. REMIC 3076 NM, 7.500%, 4/15/2033	3,075,845
7,208,267		Federal Home Loan Mortgage Corp. REMIC 3144 FB, 5.378%, 4/15/2036	7,167,453
5,160,515		Federal Home Loan Mortgage Corp. REMIC 3175 FE, 5.338%, 6/15/2036	5,123,855
5,200,000		Federal Home Loan Mortgage Corp. REMIC 3179 FP, 5.408%, 7/15/2036	5,192,346
1,700,563		Federal Home Loan Mortgage Corp. REMIC 3206 FE, 5.428%, 8/15/2036	1,692,322
5,000,000		Federal Home Loan Mortgage Corp. REMIC 3260 PF, 5.328%, 1/15/2037	4,962,748
1,049,860		Federal National Mortgage Association REMIC 2005-63 FC, 5.115%, 10/25/2031	1,038,599
1,548,630		Federal National Mortgage Association REMIC 2006-43 FL, 5.265%, 6/25/2036	1,542,439
4,820,658		Federal National Mortgage Association REMIC 2006-58 FP, 5.165%, 7/25/2036	4,798,732
6,004,243		Federal National Mortgage Association REMIC 2006-81 FB, 5.215%, 9/25/2036	5,987,026
6,157,236		Federal National Mortgage Association REMIC 2006-85 PF, 5.245%, 9/25/2036	6,133,373
1,968,411		Federal National Mortgage Association REMIC 2006-93 FM, 5.245%, 10/25/2036	1,955,760
364,680		Federal National Mortgage Association REMIC 361 1, PO STRIP, 0.000%, 10/1/2035	290,300
1,716,590		First Horizon Alternative Mortgage Securities 2005-FA7, Class 2A1, 5.000%, 9/25/2020	1,643,911
2,282,346		First Horizon Asset Securities, Inc. 2006-1, Class 2A1, 5.250%, 5/25/2021	2,239,328
3,351,869		First Horizon Mortgage Pass-Through Trust 2004-AR6, Class 4A1, 5.529%, 11/25/2034	3,275,750
2,086,235		Harborview Mortgage Loan Trust 2006-4, Class 2A1A, 5.165%, 5/19/2047	1,969,588
3,910,863		Indymac IMJA Mortgage Loan Trust 2007-A2, Class 2A1, 6.500%, 10/25/2037	3,913,002
3,891,604		Lehman Mortgage Trust 2007-8, Class 2A2, 6.500%, 9/25/2037	3,914,797
3,578,564		Structured Asset Securities Corp. 2005-17, Class 5A1, 5.500%, 10/25/2035	3,503,376
2,013,300		Washington Mutual 2006-AR1, Class 2A1B, 5.858%, 1/25/2046	1,968,269
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $89,437,210)	89,092,821
		ADJUSTABLE RATE MORTGAGES--5.7%
8,366,487		Federal Home Loan Mortgage Corp. ARM, 5.632%, 9/1/2036	8,453,808
3,105,884		Federal National Mortgage Association ARM, 5.282%, 1/1/2037	3,136,940
6,998,640		Federal National Mortgage Association ARM, 5.603%, 2/1/2037	7,103,164
5,171,349		Federal National Mortgage Association ARM, 5.421%, 5/1/2037	5,229,759
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $23,758,131)	23,923,671
Principal Amount			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES--3.0%
$3,000,000		Banc of America Commercial Mortgage, Inc. 2007-1, Class A2, 5.381%, 1/15/2049	$3,009,011
3,000,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4, Class A3, 5.293%, 12/11/2049	3,008,395
3,560,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Class A4, 5.886%, 11/15/2044	3,661,376
3,000,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Class A2, 5.331%, 3/12/2051	3,003,448
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $12,624,019)	12,682,230
		REPURCHASE AGREEMENTS--10.7%
13,889,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349.	13,889,000
8,961,000	[4]	Interest in $63,146,000 joint repurchase agreement 4.46%, dated 12/12/2007 under which Credit Suisse First Boston Corp. will repurchase a U.S. Treasury security and U.S. Government Agency securities with various maturities to 7/20/2037 for $63,404,162 on 1/14/2008. The market value of the underlying securities at the end of the period was $66,039,887 (segregated pending settlement of dollar-roll transactions).	8,961,000
22,249,000		Interest in $4,000,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 11/1/2047 for $4,001,077,778 on 1/2/2008. The market value of the underlying securities at the end of the period was $4,087,265,605 (purchased with proceeds from securities lending collateral).	22,249,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	45,099,000
		TOTAL INVESTMENTS--118.9% (IDENTIFIED COST $491,898,771) [5]	502,020,544
		OTHER ASSETS AND LIABILITIES - NET--(18.9)% [6]	(79,766,597)
		TOTAL NET ASSETS--100%	$422,253,947

At December 31, 2007, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
[7] U.S. Treasury Notes 2-Year Long Futures	111	$23,337,750	March 2008	$ 67,243
[7] U.S. Treasury Notes 5-Year Short Futures	40	$ 4,411,250	March 2008	$ (10,768)
[7] U.S. Treasury Notes 10-Year Short Futures	50	$ 5,669,531	March 2008	$(11,880)
[7] U.S. Treasury Bond Short Futures	37	$ 4,305,875	March 2008	$ 22,531
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$ 67,126

1 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

2 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

3 All or a portion of these securities are subject to dollar-roll transactions.

4 Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days' notice.

5 The cost of investments for federal tax purposes amounts to $491,033,578.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

7 Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronyms are used throughout this portfolio:

ARM	--Adjustable Rate Mortgages
PO	--Principal Only
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in repurchase agreements	$45,099,000
Investments in securities	456,921,544
Total investments in securities, at value, including $21,713,988 of securities loaned (identified cost $491,898,771)		$502,020,544
Cash		354
Income receivable		2,933,330
Receivable for shares sold		43,524
TOTAL ASSETS		504,997,752
Liabilities:
Payable for investments purchased	59,618,266
Payable for shares redeemed	809,041
Payable for daily variation margin	28,094
Payable for collateral due to broker for securities loaned	22,249,000
Payable for Directors'/Trustees' fees	233
Accrued expenses	39,171
TOTAL LIABILITIES		82,743,805
Net assets for 36,626,936 shares outstanding		$422,253,947
Net Assets Consist of:
Paid-in capital		$401,389,010
Net unrealized appreciation of investments and futures contracts		10,188,899
Accumulated net realized loss on investments and futures contracts		(9,382,842)
Undistributed net investment income		20,058,880
TOTAL NET ASSETS		$422,253,947
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$422,253,947 ÷ 36,626,936 shares outstanding, no par value, unlimited shares authorized		$11.53

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Interest (including income on securities loaned of $44,011)		$22,777,506
Expenses:
Investment adviser fee (Note 5)	$2,496,520
Administrative personnel and services fee (Note 5)	328,597
Custodian fees	37,065
Transfer and dividend disbursing agent fees and expenses	17,917
Directors'/Trustees' fees	5,069
Auditing fees	19,045
Legal fees	10,279
Portfolio accounting fees	95,042
Printing and postage	51,903
Insurance premiums	6,811
Miscellaneous	3,766
TOTAL EXPENSES	3,072,014
Waiver of administrative personnel and services fee (Note 5)	(11,539)
Net expenses		3,060,475
Net investment income		19,717,031
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments		(1,254,187)
Net realized gain on futures contracts		207,271
Net change in unrealized appreciation of investments		6,387,102
Net change in unrealized appreciation of futures contracts		67,126
Net realized and unrealized gain on investments and futures contracts		5,407,312
Change in net assets resulting from operations		$25,124,343

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$19,717,031	$18,016,575
Net realized loss on investments and futures contracts	(1,046,916)	(5,142,074)
Net change in unrealized appreciation/depreciation of investments and futures contracts	6,454,228	3,569,217
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	25,124,343	16,443,718
Distributions to Shareholders:
Distributions from net investment income	(18,409,481)	(16,260,034)
Share Transactions:
Proceeds from sale of shares	54,502,208	75,662,379
Net asset value of shares issued to shareholders in payment of distributions declared	18,409,481	16,260,034
Cost of shares redeemed	(65,076,322)	(75,732,959)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	7,835,367	16,189,454
Change in net assets	14,550,229	16,373,138
Net Assets:
Beginning of period	407,703,718	391,330,580
End of period (including undistributed net investment income of $20,058,880 and $18,354,401, respectively)	$422,253,947	$407,703,718

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Inflation adjustments on Treasury-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2007, the Fund had net realized gains on futures contracts of $207,271.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Dollar-Roll Transactions

The Fund enters into dollar-roll transactions with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar-roll transactions, which are treated as purchase and sales, will not exceed 12 months. The Fund will use the proceeds generated from the transaction to invest in short-term investments or mortgage-backed securities which may enhance the Fund's current yield and total return. Dollar rolls are subject to interest rate and credit risks.

Securities Lending

The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$21,713,988	$22,249,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2007	2006
Shares sold	4,846,481	6,809,881
Shares issued to shareholders in payment of distributions declared	1,667,483	1,494,488
Shares redeemed	(5,829,884)	(6,821,295)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	684,080	1,483,074

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll adjustments.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$396,929	$(396,929)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$18,409,481	$16,260,034

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,058,880
Net unrealized appreciation	$10,986,966
Capital loss carryforwards	$(10,180,911)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the dollar-roll adjustments.

At December 31, 2007, the cost of investments for federal tax purposes was $491,033,578. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $10,986,966. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,697,032 and net unrealized depreciation from investments for those securities having an excess of cost over value of $710,066.

At December 31, 2007, the Fund had a capital loss carryforward of $10,180,911 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2012	$1,312,279
2013	$1,086,530
2014	$6,315,316
2015	$1,466,786

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $11,539 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended December 31, 2007, were as follows:

Purchases	$42,622,312
Sales	$8,067,676

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916207

G00846-01 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$7.85		$7.74		$8.20		$7.99		$7.08
Income From Investment Operations:
Net investment income	0.55	[2]	0.58	[2]	0.57	[2]	0.58	[2]	0.59	[2]
Net realized and unrealized gain (loss) on investments	(0.29)		0.20		(0.37)		0.21		0.89
TOTAL FROM INVESTMENT OPERATIONS	0.26		0.78		0.20		0.79		1.48
Less Distributions:
Distributions from net investment income	(0.62)		(0.67)		(0.66)		(0.58)		(0.57)
Net Asset Value, End of Period	$7.49		$7.85		$7.74		$8.20		$7.99
Total Return [3]	3.43%		10.80%		2.66%		10.46%		22.22%

Ratios to Average Net Assets:
Net expenses	0.77%		0.77%		0.75%		0.74%		0.75%
Net investment income	7.29%		7.66%		7.40%		7.44%		7.95%
Expense waiver/reimbursement [4]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$196,470		$236,432		$248,538		$311,095		$324,216
Portfolio turnover	31%		38%		33%		55%		53%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$7.81		$7.70		$8.17		$7.97		$7.08
Income From Investment Operations:
Net investment income	0.53	[2]	0.56	[2]	0.55	[2]	0.56	[2]	0.57	[2]
Net realized and unrealized gain (loss) on investments	(0.28)		0.20		(0.38)		0.20		0.88
TOTAL FROM INVESTMENT OPERATIONS	0.25		0.76		0.17		0.76		1.45
Less Distributions:
Distributions from net investment income	(0.61)		(0.65)		(0.64)		(0.56)		(0.56)
Net Asset Value, End of Period	$7.45		$7.81		$7.70		$8.17		$7.97
Total Return [3]	3.19%		10.57%		2.27%		10.16%		21.79%

Ratios to Average Net Assets:
Net expenses	1.02%		1.02%		1.00%		0.99%		1.00%
Net investment income	7.04%		7.42%		7.14%		7.19%		7.66%
Expense waiver/reimbursement [4]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$89,486		$97,175		$89,627		$111,572		$97,600
Portfolio turnover	31%		38%		33%		55%		53%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,002.70	$3.89
Service Shares	$1,000	$1,001.30	$5.15
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.32	$3.92
Service Shares	$1,000	$1,020.06	$5.19

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.77%
Service Shares	1.02%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 3.43% for Primary Shares and 3.19% for Service Shares. For the 12-month reporting period, the total return of the Lehman Brothers US High Yield 2% Issuer Constrained Index (LBHY2%ICI), 1 a broad-based securities market index, was 2.26%. The total return of the fund's share classes for the most recently completed fiscal year reflect actual cash flows, transactions costs and other expenses which were not reflected in the total return of the LBHY2%ICI.

HIGH-YIELD MARKET OVERVIEW

During the reporting period, the high-yield market delivered lackluster returns relative to most other domestic fixed-income asset classes. The high-yield market began the period generating attractive returns as a positive economic environment, good corporate earnings, low default activity and strong demand for higher yielding securities pushed high-yield bond prices higher and credit yield spreads tighter. In fact, the spread between the Credit Suisse High Yield Bond Index 2 and comparable U.S. Treasury securities declined to cycle lows reaching 271 basis points (bp) at the end of May after beginning the period at 318 bp.

However, the second part of the reporting period was very unkind to riskier sectors of the fixed-income market, such as high-yield bonds. 3 Still evolving problems stemming from poor underwriting standards in the mortgage and structured credit markets, which contributed to an unsustainable boom in the housing market, began to impact broader financial markets as investors appetite for risk declined dramatically. Uncertainty dominated investor psyche as the credit quality of some AAA-rated securities came into question. Into this uncertain credit market environment, the high-yield market was negatively impacted by several "mega" leveraged buyouts (LBOs) which investment banks committed to fund in the robust credit conditions of early 2007. These mega LBOs were not required to be funded until later in the year when, unfortunately for the committed lenders, credit conditions turned less hospitable saddling them with additional losses on top of their structured credit problems. Given these factors, the yield spread between the Credit Suisse High Yield Bond Index and comparable U.S. Treasury Securities increased from the lows in May 2007 to 589 bp on December 31, 2007.

1 The LBHY2%ICI is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index (LCHYI). The LCHYI is an index that covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step up coupon structures, and 144-As are also included. The index is unmanaged, and unlike the fund, is not affected by cash flows.

2 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the fund, is not affected by cash flows.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.

It is interesting to note that this substantial widening of credit spreads and underperformance of high-yield bonds relative to higher quality assets occurred during a period of relatively robust economic growth and historically low default rates. In fact, default rates on high-yield bonds as measured by the Altman High Yield Bond Default and Return Report 4 are poised to be below 1% for the second consecutive year and well below the average rate experience between 1971 and 2006 of 3.17%.

From a major industry sector perspective, the Supermarket, Health Care, Energy, Lodging, Environmental and Aerospace and Defense sectors substantially outperformed the LBHY2%ICI. The Home Construction, Restaurant, Financial Institutions, Automotive, Construction Machinery, and Building Material sectors substantially underperformed the LBHY2%ICI. The B-rated quality sector outperformed the higher quality BB-rated and the lower quality CCC-rated sectors. The BB-rated sector was negatively impacted by its higher concentration of issuers in the poor performing Financial Institutions and Home Construction industry sectors while the CCC-rated sector was negatively impacted by the overall flight to quality that occurred.

Fund Performance

The fund outperformed the LBHY2%ICI for the reporting period. Strong security selection was the main driver of such outperformance. This was especially true in the Chemicals, Gaming, Media - Non Cable, Technology, Media - Cable, Paper and Entertainment sectors. Specific fund holdings that substantially outperformed the LBHY2%ICI included: Compucom Systems, 155 East Tropicana LLC, Lyondell Chemical, Hexion U.S. Finance, Nutro Products and Intergen NV. The fund also benefited from a large overweight position, relative to the LBHY2%ICI, in the Health Care and Industrial - Other industry sectors and an underweight position in the Automotive, Financial Institutions, and Home Construction industry sectors.

The fund's performance was negatively impacted by an underweight position, relative to the LBHY2%ICI, in the strong performing Metals and Mining and Energy Industry sectors and a large overweight position, relative to the LBHY2%ICI, in the Consumer Products sectors. Poor security selection in the Food and Beverage sector also detracted from fund performance as compared to the LBHY2%ICI. Specific fund holdings that substantially underperformed the benchmark included: Herbst Gaming, Eurofresh, Inc., True Temper Sports, Pierre Foods, General Motors Acceptance Corp., and Claire's Stores. Further, the fund was overweight, relative to the LBHY2%ICI, to the CCC-rated quality sector, which was the poorest performing quality sector, negatively impacting performance.

4 Source: Altman High Yield Bond Default and Return Report.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund II - Primary Shares (the "Fund") from December 31, 1997 to December 31, 2007, compared to the Lipper High Current Yield VA Funds Average (LHCYFA) 2 and the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI).

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	3.43%
5 Years	9.69%
10 Years	4.55%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LHCYFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in a fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund II - Service Shares (the "Fund") from April 28, 2000 to December 31, 2007, compared to the Lipper High Current Yield VA Funds Average (LHCYFA) 2 and the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI).

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	3.19%
5 Years	9.38%
Start of Performance (4/28/2000)	5.52%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LHCYFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2007, the Fund's index classification 1 was as follows:

Index Classification	Percentage of Total Net Assets
Media--Non-Cable	9.3%
Health Care	7.6%
Industrial--Other	7.5%
Food & Beverage	6.5%
Gaming	5.8%
Utility--Electric	5.4%
Technology	5.1%
Utility--Natural Gas	4.8%
Chemicals	4.6%
Consumer Products	4.5%
Energy	4.1%
Automotive	3.6%
Retailers	3.5%
Other [2]	23.4%
Cash Equivalents [3]	2.5%
Other Assets and Liabilities--Net [4]	1.8%
TOTAL	100.0%

1 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI). Individual portfolio securities that are not included in the LBHY2%ICI are assigned to an index classification by the Fund's adviser.

2 For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2007

Principal Amount			Value
		CORPORATE BONDS--95.2%
		Aerospace/Defense--2.9%
$1,125,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	$1,130,625
1,025,000		DRS Technologies, Inc., Sr. Note, 6.625%, 2/1/2016	1,017,312
1,000,000	[1,2]	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Note, Series 144A, 8.875%, 4/1/2015	992,500
400,000	[1,2]	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, Series 144A, 9.75%, 4/1/2017	399,000
2,550,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	2,511,750
1,050,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	1,071,000
700,000	[1,2]	US Investigations Services, Inc., Sr. Note, 10.50%, 11/1/2015	644,000
500,000	[1,2]	US Investigations Services, Inc., Sr. Sub. Note, 11.75%, 5/1/2016	437,500
		TOTAL	8,203,687
		Automotive--3.6%
625,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	498,437
1,400,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	1,046,500
1,675,000		Ford Motor Credit Co., Floating Rate Note - Sr. Note, 7.993%, 1/13/2012	1,408,116
1,450,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	1,256,928
450,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	425,934
1,275,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	1,084,627
2,950,000		General Motors Corp., Deb., 7.40%, 9/1/2025	2,153,500
1,025,000		General Motors Corp., Note, 8.375%, 7/15/2033	830,250
375,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	370,312
1,250,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	1,240,625
		TOTAL	10,315,229
		Building Materials--0.8%
325,000		Goodman Global Holdings, Inc., Sr. Sub. Note, 7.875%, 12/15/2012	336,375
600,000		Norcraft Holdings LP, Sr. Disc. Note, 0/9.75%, 9/1/2012	543,000
375,000		Nortek Holdings, Inc., Sr. Disc. Note, 0/10.75%, 3/1/2014	221,250
500,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	402,500
775,000		Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	678,125
		TOTAL	2,181,250
		Chemicals--4.1%
1,025,000		Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	968,625
1,200,000		Compass Minerals International, Inc., Sr. Disc. Note, 0/12.00%, 6/1/2013	1,233,000
1,450,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	1,573,250
1,075,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	1,118,000
779,000		Koppers, Inc., Sr. Secd. Note, 9.875%, 10/15/2013	823,792
300,000	[1,2]	Mosaic Co./The, Sr. Note, 7.375%, 12/1/2014	322,500
675,000	[1,2]	Mosaic Co./The, Sr. Note, 7.625%, 12/1/2016	732,375
664,000		Nalco Co., Sr. Disc. Note, 0/9.00%, 2/1/2014	614,200
1,400,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	1,466,500
975,000	[1,2]	Nell AF SARL, Sr. Note, 8.375%, 8/15/2015	792,187
1,175,000		Terra Capital, Inc., Company Guarantee, Series B, 7.00%, 2/1/2017	1,154,437
650,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	676,823
225,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	236,555
		TOTAL	11,712,244
Principal Amount			Value
		CORPORATE BONDS--continued
		Construction Machinery--0.0%
$975,000	[3,4]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	$0
		Consumer Products--4.5%
1,275,000		AAC Group Holding Corp., Sr. Disc. Note, 0/10.25%, 10/1/2012	1,102,875
534,862		AAC Group Holding Corp., Sr. PIK Deb., Series WI, 12.75%, 10/1/2012	492,073
675,000		American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	661,500
1,100,000		American Greetings Corp., Sr. Note, 7.375%, 6/1/2016	1,075,250
1,150,000		Church and Dwight, Inc., Sr. Sub. Note, 6.00%, 12/15/2012	1,129,875
1,225,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	1,059,625
1,500,000		Jostens Holding Corp., Discount Bond, 0/10.25%, 12/1/2013	1,410,000
2,050,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	2,070,500
950,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	912,000
1,425,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	869,250
1,925,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	1,944,250
		TOTAL	12,727,198
		Energy--4.1%
1,175,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	1,110,375
1,175,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	1,133,875
1,375,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	1,412,812
125,000		Cie Generale de Geophysique, Company Guarantee, 7.50%, 5/15/2015	127,187
350,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	355,250
400,000		Cimarex Energy Co., Sr. Note, 7.125%, 5/1/2017	395,000
650,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	632,125
850,000	[1,2]	Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	858,500
500,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	493,750
750,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 9.00%, 6/1/2016	780,000
275,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 6.75%, 5/1/2014	257,469
600,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	552,000
1,125,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	1,093,528
450,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	432,562
900,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	904,500
275,000		Range Resources Corp., Sr. Sub. Note, 6.375%, 3/15/2015	269,500
350,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	357,000
650,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	666,250
		TOTAL	11,831,683
		Entertainment--1.3%
1,700,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	1,591,625
775,000	[1,2]	Hard Rock Park Operations LLC, Sr. Secd. Note, 9.894%, 4/1/2012	742,062
1,300,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	1,348,750
		TOTAL	3,682,437
		Environmental--0.5%
875,000		Allied Waste North America, Inc., Note, Series B, 7.125%, 5/15/2016	872,812
600,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	635,250
		TOTAL	1,508,062
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institutions--1.9%
$2,650,000		General Motors Acceptance Corp., 6.875%, 9/15/2011	$2,268,824
1,375,000		General Motors Acceptance Corp., 8.00%, 11/1/2031	1,156,198
1,250,000	[1,2]	Nuveen Investments, Sr. Note, 10.50%, 11/15/2015	1,251,562
925,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	869,500
		TOTAL	5,546,084
		Food & Beverage--6.5%
2,150,000		ASG Consolidated LLC, Sr. Disc. Note, 0/11.50%, 11/1/2011	2,021,000
775,000		Aramark Corp., Floating Rate Note - Sr. Note, 8.411%, 2/1/2015	759,500
700,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	712,250
1,225,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	1,206,625
275,000		Constellation Brands, Inc., 8.375%, 12/15/2014	277,062
825,000		Constellation Brands, Inc., Company Guarantee, Series B, 8.00%, 2/15/2008	828,094
850,000	[1,2]	Constellation Brands, Inc., Sr. Note, 7.25%, 5/15/2017	790,500
325,000		Constellation Brands, Inc., Sr. Note, 7.25%, 9/1/2016	306,312
975,000		Cott Beverages, Inc., Company Guarantee, 8.00%, 12/15/2011	911,625
1,450,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	1,297,750
1,350,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	1,282,500
1,050,000	[1,2]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	635,250
1,625,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	1,616,875
1,000,000		Pierre Foods, Inc., Sr. Sub. Note, 9.875%, 7/15/2012	735,000
1,000,000		Pilgrim's Pride Corp., Sr. Sub. Note, 8.375%, 5/1/2017	985,000
800,000	[1,2]	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, 9.25%, 4/1/2015	734,000
800,000	[1,2]	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, 10.625%, 4/1/2017	692,000
1,775,000		Reddy Ice Group, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2012	1,686,250
800,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	792,000
325,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	316,062
		TOTAL	18,585,655
		Gaming--5.8%
1,100,000	[1,2]	Fontainebleu Las Vegas Holdings LLC/Fontainebleu Las Vegas, Second Mortgage Notes, 10.25%, 6/15/2015	959,750
850,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	803,250
675,000	[1,2]	Great Canadian Gaming Corp., Sr. Sub. Note, 7.25%, 2/15/2015	671,625
1,050,000		Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	624,750
850,000	[1,2]	Indianapolis Downs LLC/Indiana Downs Capital Corp., 11.00%, 11/1/2012	824,500
200,000	[1,2]	Indianapolis Downs LLC/Indiana Downs Capital Corp., 15.50%, 11/1/2013	206,000
1,125,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	1,051,875
1,275,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	1,173,000
700,000		MGM Mirage, Sr. Note, 7.50%, 6/1/2016	696,500
625,000		MGM Mirage, Sr. Sub. Note, 8.375%, 2/1/2011	642,187
1,050,000		MTR Gaming Group, Inc., Company Guarantee, Series B, 9.75%, 4/1/2010	1,055,250
375,000		MTR Gaming Group, Inc., Sr. Sub. Note, Series B, 9.00%, 6/1/2012	354,375
1,100,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	1,144,000
800,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	756,000
850,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	865,937
975,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	965,250
1,050,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	1,023,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Gaming--continued
$500,000		Station Casinos, Inc., Sr. Note, 7.75%, 8/15/2016	$453,750
1,000,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	1,027,500
1,375,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	1,357,812
		TOTAL	16,657,061
		Health Care--7.6%
650,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	689,000
1,025,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	866,125
500,000	[1,2]	Bausch & Lomb, Inc., Sr. Note, 9.875%, 11/1/2015	508,750
675,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	653,062
1,175,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	1,210,250
725,000		Fisher Scientific International, Inc., Sr. Sub. Note, 6.125%, 7/1/2015	722,670
625,000		HCA, Inc., Sr. Note, 6.375%, 1/15/2015	531,250
1,175,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	925,312
2,050,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.25%, 11/15/2016	2,157,625
2,950,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	3,127,000
1,375,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	1,423,125
1,000,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	935,000
700,000		Psychiatric Solutions, Inc., Sr. Sub. Note, 7.75%, 7/15/2015	701,750
775,000		United Surgical Partners International, Inc., 9.25%, 5/1/2017	759,500
200,000		United Surgical Partners International, Inc., Sr. Sub. Note, 8.875%, 5/1/2017	198,500
250,000		Universal Hospital Services, Inc., Floating Rate Note - Sr. Secured Note, 8.288%, 6/1/2015	251,250
200,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	203,000
1,075,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	1,040,062
1,150,000	[1,2]	Varietal Distribution, Unsecd. Note, Series 144A, 10.25%, 7/15/2015	1,101,125
600,000		Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	591,000
1,525,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	1,517,375
225,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	223,875
375,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	380,625
1,138,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	1,046,960
		TOTAL	21,764,191
		Industrial - Other--7.5%
1,550,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	1,495,750
725,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	714,125
1,375,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	1,368,125
950,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	983,250
450,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	441,000
725,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	725,000
325,000	[1,2]	ESCO Corp., Floating Rate Note - Sr. Note, 8.866%, 12/15/2013	320,125
600,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	603,000
1,725,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	1,785,375
750,000		General Cable Corp., Floating Rate Note - Sr. Note, 7.606%, 4/1/2015	716,250
400,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	394,000
850,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	867,000
975,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	970,125
1,875,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	1,795,313
Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial - Other--continued
$325,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	$292,094
1,150,000		Norcross Safety Products, Sr. Sub. Note, Series B, 9.875%, 8/15/2011	1,187,375
950,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	855,000
575,000	[1,2]	SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	587,219
1,359,422		Safety Products Holdings, Inc., Sr. Note, Series B, 11.75%, 1/1/2012	1,502,161
700,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	687,750
925,000		Stanadyne Corp., Sr. Sub. Note, 10.00%, 8/15/2014	897,250
625,000		Stanadyne Holdings, Inc., Sr. Disc. Note, 0/12.00%, 2/15/2015	484,375
950,000		Superior Essex Communications LLC, Sr. Note, 9.00%, 4/15/2012	916,750
800,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	796,000
		TOTAL	21,384,412
		Lodging--1.0%
600,000		Host Hotels & Resorts LP, Sr. Note, 6.875%, 11/1/2014	600,000
1,300,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	1,316,250
800,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	792,655
275,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	271,709
		TOTAL	2,980,614
		Media - Cable--1.3%
300,000		CSC Holdings, Inc., Sr. Deb., 8.125%, 8/15/2009	306,000
1,975,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	1,945,375
1,050,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	1,107,750
450,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	424,688
		TOTAL	3,783,813
		Media - Non-Cable--9.3%
1,252,632		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	1,258,895
425,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	405,875
450,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	434,250
1,300,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	1,358,500
850,000		Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	847,875
1,450,000		Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	1,337,625
2,625,000		Intelsat Bermuda Ltd., Sr. Note, 11.25%, 6/15/2016	2,723,438
2,175,000		Intelsat Intermediate Holding Co. Ltd., Sr. Disc. Note, 0/9.25%, 2/1/2015	1,788,938
800,000		Intelsat Subsidiary Holding Co. Ltd., Sr. Note, 8.625%, 1/15/2015	808,000
200,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	195,500
725,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	708,688
725,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	728,625
1,200,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	1,242,000
812,000		PanAmSat Corp., Sr. Note, 9.00%, 8/15/2014	820,120
975,000	[1,2]	Quebecor Media, Inc., Sr. Note, 7.75%, 3/15/2016	940,875
750,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	723,750
950,000		R.H. Donnelly Corp, Sr. Disc. Note, Series A-2, 6.875%, 1/15/2013	855,000
1,100,000	[1,2]	R.H. Donnelly Corp, Sr. Note, 8.875%, 10/15/2017	1,023,000
1,000,000		R.H. Donnelly Corp, Sr. Note, Series A-3, 8.875%, 1/15/2016	940,000
2,022,000		R.H. Donnelly Corp, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	2,107,935
486,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	529,133
Principal Amount			Value
		CORPORATE BONDS--continued
		Media - Non-Cable--continued
$1,350,000	[1,2]	Readers Digest Association, Inc., Sr. Sub. Note, 9.00%, 2/15/2017	$1,137,375
1,475,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	1,469,469
350,000	[1,2]	Univision Television Group, Inc., Sr. Note, 9.75%, 3/15/2015	320,688
1,800,000	[1,2]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	1,764,000
		TOTAL	26,469,554
		Metals & Mining--1.0%
750,000		Aleris International, Inc., Sr. Note, 9.00%, 12/15/2014	630,000
625,000		Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	509,375
900,000		Freeport-McMoRan Copper & Gold, Inc., Sr. Note, 8.375%, 4/1/2017	967,500
869,000		Novelis, Inc., Company Guarantee, 7.25%, 2/15/2015	821,205
625,000	[3]	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	0
		TOTAL	2,928,080
		Packaging--2.1%
1,500,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	1,492,500
975,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	931,125
1,875,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	1,940,625
800,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	834,000
675,000		Owens-Brockway Glass Container, Inc., Sr. Note, 6.75%, 12/1/2014	675,000
141,585	[1,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	6,570
		TOTAL	5,879,820
		Paper--1.1%
1,375,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,364,688
300,000	[1,2]	NewPage Corp., 10.00%, 5/1/2012	303,000
1,375,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	1,426,563
		TOTAL	3,094,251
		Restaurants--0.5%
800,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	760,000
700,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 7.491%, 3/15/2014	672,000
		TOTAL	1,432,000
		Retailers--3.5%
450,000		AutoNation, Inc., Company Guarantee, 7.00%, 4/15/2014	428,625
300,000		AutoNation, Inc., Floating Rate Note - Sr. Note, 7.243%, 4/15/2013	278,250
1,250,000	[1,2]	Claire's Stores, Inc., Sr. Sub. Note, 10.50%, 6/1/2017	675,000
1,700,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	1,704,250
1,322,000		FTD, Inc., Sr. Sub. Note, 7.75%, 2/15/2014	1,249,290
1,325,000		General Nutrition Center, Company Guarantee, 10.009%, 3/15/2014	1,258,750
1,475,000		NBC Acquisition Corp., Sr. Disc. Note, 0/11.00%, 3/15/2013	1,290,625
1,175,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	1,139,750
1,575,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	1,449,000
675,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	634,500
		TOTAL	10,108,040
		Services--1.1%
1,000,000	[1,2]	Ceridian Corp., 144A, 11.25%, 11/15/2015	930,000
1,550,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	1,546,125
775,000		West Corp., Sr. Note, 9.50%, 10/15/2014	763,375
		TOTAL	3,239,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Technology--5.1%
$1,375,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	$1,196,250
1,250,000	[1,2]	Compucom System, Inc., 12.50%, 10/1/2015	1,229,688
425,000		Deluxe Corp., 5.125%, 10/1/2014	362,312
600,000		Deluxe Corp., Sr. Unsecd. Note, 7.375%, 6/1/2015	600,000
1,500,000	[1,2]	First Data Corp., 9.875%, 9/24/2015	1,396,875
825,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	740,438
1,300,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	1,191,125
1,200,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	1,188,000
1,200,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	1,302,000
1,225,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	1,200,500
569,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 10.731%, 4/1/2012	590,338
1,573,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	1,608,393
1,275,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	1,310,063
725,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	739,500
		TOTAL	14,655,482
		Textile--0.3%
775,000		Warnaco Group, Inc., Sr. Note, 8.875%, 6/15/2013	790,500
		Tobacco--0.6%
1,475,000		Reynolds American, Inc., Sr. Secd. Note, 7.75%, 6/1/2018	1,610,848
		Transportation--1.6%
700,000	[3,4]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
1,100,000	[1,2]	CEVA Group PLC, Sr. Note, 10.00%, 9/1/2014	1,135,750
900,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	916,875
1,475,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	1,534,000
200,000		Stena AB, Sr. Note, 7.00%, 12/1/2016	193,250
800,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	793,000
800,000	[3,4]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	0
		TOTAL	4,572,875
		Utility - Electric--5.4%
250,000		CMS Energy Corp., Sr. Note, 6.875%, 12/15/2015	254,144
2,025,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	1,878,188
1,175,000		Edison Mission Energy, Sr. Note, 7.00%, 5/15/2017	1,160,313
1,800,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	1,863,000
300,000	[1,2]	Energy Future Holdings Corp., 10.875%, 11/1/2017	303,000
377,523	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	384,981
1,275,000	[1,2]	Intergen NV, Sr. Secd. Note, 9.00%, 6/30/2017	1,348,313
300,000		NRG Energy, Inc., Sr. Note, 7.25%, 2/1/2014	293,250
1,075,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	1,050,813
1,725,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	1,686,188
500,000		Nevada Power Co., Mtg. Note, Series L, 5.875%, 1/15/2015	499,397
725,000		Nevada Power Co., Second Mortgage Notes, Series O, 6.50%, 5/15/2018	745,894
1,200,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	1,270,812
675,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	686,199
225,000	[1,2]	TECO Finance, Inc., 6.75%, 5/1/2015	236,880
1,000,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/2015	995,000
700,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, Sr. Note, 10.25%, 11/1/2015	696,500
		TOTAL	15,352,872
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utility - Natural Gas--4.8%
$1,850,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	$1,803,750
1,225,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	1,249,325
1,400,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	1,295,000
1,350,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	1,319,625
200,000		Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	200,653
950,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	989,538
974,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	1,008,090
1,000,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	962,500
1,925,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	2,239,279
325,000		Transcontinental Gas Pipe Corp., Sr. Unsecd. Note, 6.40%, 4/15/2016	335,156
1,750,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	1,905,313
500,000		Williams Cos., Inc., Note, 7.875%, 9/1/2021	556,875
		TOTAL	13,865,104
		Wireless Communications--3.1%
975,000	[1,2]	Alltel Corp., Sr. Unsecd. Note, 10.375%, 12/1/2017	906,750
550,000		Centennial Cellular Corp., Floating Rate Note - Sr. Note, 10.981%, 1/1/2013	565,125
400,000		Centennial Cellular Corp., Sr. Unsecd. Note, 8.125%, 2/1/2014	396,000
400,000		Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	418,000
726,498	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	664,746
800,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	819,040
1,350,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	1,275,750
800,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	792,743
1,050,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	1,083,036
900,000		Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	939,930
900,000		US Unwired, Inc., Sr. Secd. Note, 10.00%, 6/15/2012	958,413
		TOTAL	8,819,533
		Wireline Communications--2.3%
700,000		Citizens Communications Co., 9.00%, 8/15/2031	701,750
3,850,000		Qwest Corp., Note, 8.875%, 3/15/2012	4,138,750
825,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	871,959
700,000		Windstream Corp., Sr. Note, 8.625%, 8/1/2016	738,500
		TOTAL	6,450,959
		TOTAL CORPORATE BONDS (IDENTIFIED COST $282,045,184)	272,133,038
		PREFERRED STOCK--0.0%
		Media - Non-Cable--0.0%
42	[3]	Ziff Davis Media, Inc., PIK Pfd., Series E-1 (IDENTIFIED COST $0)	630
		COMMON STOCKS & WARRANTS--0.5%
		Chemicals--0.5%
332	[3]	General Chemical Industrial Products, Inc.	685,411
192	[3]	General Chemical Industrial Products, Inc., Warrants	358,859
142	[3]	General Chemical Industrial Products, Inc., Warrants	239,704
		TOTAL	1,283,974
Shares or Principal Amount			Value
		COMMON STOCKS & WARRANTS--continued
		Consumer Products--0.0%
580	[1,3]	Sleepmaster LLC	$6
		Industrial - Other--0.0%
31,387	[1,3]	Neenah Enterprises, Inc., Warrants	314
		Media - Cable--0.0%
7,305		Virgin Media, Inc.	125,208
		Media - Non-Cable--0.0%
850	[3]	XM Satellite Radio, Inc., Warrants	1,385
7,700	[3]	Ziff Davis Media, Inc., Warrants	77
		TOTAL	1,462
		Metals & Mining--0.0%
625	[1,3]	Republic Technologies International, Inc., Warrants	0
23,013	[1,3]	Royal Oak Mines, Inc.	357
		TOTAL	357
		Other--0.0%
71	[1,3]	CVC Claims Litigation LLC	0
		Packaging--0.0%
3	[1,3]	Pliant Corp.	0
15,500	[1,3]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		TOTAL COMMON STOCKS & WARRANTS (IDENTIFIED COST $2,135,140)	1,411,321
		REPURCHASE AGREEMENT--2.5%
$7,258,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349 (AT COST).	7,258,000
		TOTAL INVESTMENTS--98.2% (IDENTIFIED COST $291,438,324) [5]	280,802,989
		OTHER ASSETS AND LIABILITIES - NET--1.8% [6]	5,153,288
		TOTAL NET ASSETS--100%	$285,956,277

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2007, these restricted securities amounted to $47,087,113, which represented 16.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2007, these liquid restricted securities amounted to $47,079,866, which represented 16.5% of total net assets.

3 Non-income producing security.

4 Principal amount and interest were not paid upon final maturity.

5 The cost of investments for federal tax purposes amounts to $294,734,405.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Total investments in securities, at value (identified cost $291,438,324)		$280,802,989
Cash		113
Income receivable		5,323,482
Receivable for shares sold		176,268
TOTAL ASSETS		286,302,852
Liabilities:
Payable for investments purchased	$75,435
Payable for shares redeemed	218,842
Payable for transfer and dividend disbursing agent fees and expenses	12,128
Payable for portfolio accounting fees	9,987
Payable for Directors'/Trustees' fee	164
Payable for distribution services fee (Note 5)	19,042
Accrued expenses	10,977
TOTAL LIABILITIES		346,575
Net assets for 38,236,434 shares outstanding		$285,956,277
Net Assets Consist of:
Paid-in capital		$343,729,521
Net unrealized depreciation of investments		(10,635,335)
Accumulated net realized loss on investments		(70,789,713)
Undistributed net investment income		23,651,804
TOTAL NET ASSETS		$285,956,277
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$196,470,215 ÷ 26,231,155 shares outstanding, no par value, unlimited shares authorized		$7.49
Service Shares:
$89,486,062 ÷ 12,005,279 shares outstanding, no par value, unlimited shares authorized		$7.45

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Dividends		$2,787
Interest		25,638,740
TOTAL INCOME		25,641,527
Expenses:
Investment adviser fee (Note 5)	$1,909,023
Administrative personnel and services fee (Note 5)	251,308
Custodian fees	17,716
Transfer and dividend disbursing agent fees and expenses	34,974
Directors'/Trustees' fees	4,163
Auditing fees	24,546
Legal fees	10,228
Portfolio accounting fees	115,000
Distribution services fee--Service Shares (Note 5)	245,995
Printing and postage	68,973
Insurance premiums	6,124
Miscellaneous	3,921
TOTAL EXPENSES	2,691,971
Waiver of administrative personnel and services fee (Note 5)	(8,862)
Net expenses		2,683,109
Net investment income		22,958,418
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		3,037,544
Net change in unrealized appreciation of investments		(15,024,635)
Net realized and unrealized loss on investments		(11,987,091)
Change in net assets resulting from operations		$10,971,327

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,958,418	$24,744,260
Net realized gain (loss) on investments	3,037,544	(122,527)
Net change in unrealized appreciation/depreciation of investments	(15,024,635)	8,868,049
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	10,971,327	33,489,782
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(17,755,579)	(20,633,852)
Service Shares	(7,315,449)	(7,497,366)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(25,071,028)	(28,131,218)
Share Transactions:
Proceeds from sale of shares	77,676,869	79,885,070
Net asset value of shares issued to shareholders in payment of distributions declared	24,266,460	26,950,745
Cost of shares redeemed	(135,494,995)	(116,752,295)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(33,551,666)	(9,916,480)
Change in net assets	(47,651,367)	(4,557,916)
Net Assets:
Beginning of period	333,607,644	338,165,560
End of period (including undistributed net investment income of $23,651,804 and $24,644,987, respectively)	$285,956,277	$333,607,644

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance polices and variable annuity contracts. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at December 31, 2007, is as follows:

Security	Acquisition Date	Acquisition Cost
CVC Claims Litigation LLC	3/26/1997 - 6/18/1997	$590,616
Neenah Enterprises, Inc., Warrants	9/24/2003	$ 0
Pliant Corp.	7/18/2006	$ 0
Republic Technologies International, Inc., Warrants	8/6/1999 - 12/28/2001	$ 0
Royal Oak Mines, Inc.	2/24/1999	$ 2,557
Russell Stanley Holdings, Inc.	2/5/1999 - 12/28/2001	$ 1,250
Russell Stanley Holdings, Inc., Sr. Sub Note, 9.00%, 11/30/2008	2/5/1999 - 5/15/2005	$685,640
Sleepmaster LLC	12/23/2004	$ 0

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2007		2006
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	4,841,230	$36,785,652	5,359,878	$40,193,211
Shares issued to shareholders in payment of distributions declared	2,281,428	16,951,011	2,679,529	19,453,379
Shares redeemed	(11,018,517)	(83,771,671)	(10,042,298)	(75,485,530)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(3,895,859)	$(30,035,008)	(2,002,891)	$(15,838,940)

Year Ended December 31	2007		2006
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	5,438,298	$40,891,217	5,307,816	$39,691,859
Shares issued to shareholders in payment of distributions declared	987,240	7,315,449	1,035,548	7,497,366
Shares redeemed	(6,857,375)	(51,723,324)	(5,541,050)	(41,266,765)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(431,837)	$(3,516,658)	802,314	$5,922,460
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(4,327,696)	$(33,551,666)	(1,200,577)	$(9,916,480)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for defaulted bond adjustments, discount accretion/premium amortization on debt securities and market discount adjustments.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$1,119,427	$(1,119,427)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$25,071,028	$28,131,218

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$23,852,830
Net unrealized depreciation	$(13,931,416)
Capital loss carryforward	$(67,694,656)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership adjustments, defaulted bond adjustments and discount accretion/premium amortization on debt securities.

At December 31, 2007, the cost of investments for federal tax purposes was $294,734,405. The net unrealized depreciation of investments for federal tax purposes was $13,931,416. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,179,935 and net unrealized depreciation from investments for those securities having an excess of cost over value of $19,111,351.

At December 31, 2007, the Fund had a capital loss carryforward of $67,694,656 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 667,067
2009	$ 27,754,606
2010	$32,328,794
2011	$ 5,944,935
2013	$ 50,909
2014	$ 948,345

The Fund used capital loss carryforwards of $1,991,742 to offset taxable capital gains realized during the year ended December 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $8,862 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2007, FSC retained $146 of fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations and in-kind contributions, for the year ended December 31, 2007, were as follows:

Purchases	$93,149,200
Sales	$124,818,603

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

11. FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions made by the Fund during the year ended December 31, 2007, 1.87% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED HIGH INCOME BOND FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

G00844-01 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007	2006 [1]	2005	2004		2003
Net Asset Value, Beginning of Period	$17.11	$14.42	$13.22	$11.59		$8.79
Income from Investment Operations:
Net investment income	0.13	0.00 [2]	0.07	0.00	[2]	0.01	[3]
Net realized and unrealized gain on investments and foreign currency transactions	1.50	2.72	1.13	1.63		2.79
TOTAL FROM INVESTMENT OPERATIONS	1.63	2.72	1.20	1.63		2.80
Less Distributions:
Distributions from net investment income	(0.03)	(0.03)	--	--		--
Net Asset Value, End of Period	$18.71	$17.11	$14.42	$13.22		$11.59
Total Return [4]	9.55%	18.89%	9.08%	14.06%		31.85%

Ratios to Average Net Assets:
Net expenses	1.44%	1.49%	1.58%	1.57	% [5]	1.70	% [5]
Net investment income	0.71%	0.23%	0.50%	0.03%		0.15%
Expense waiver/reimbursement [6]	0.03%	0.03%	0.04%	0.05%		0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$76,550	$70,213	$58,700	$53,093		$45,924
Portfolio turnover	125%	83%	125%	87%		193%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Represents less than $0.01.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.57% and 1.70% for the years ended December 31, 2004 and 2003, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$1,011.90	$7.35
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.90	$7.37

1 Expenses are equal to the Fund's annualized net expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended December 31, 2007 was 9.55%. The total return of the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index 1 (MSCI-EAFE GI), was 16.45% for the same period.

MARKET OVERVIEW

World markets continued to rally into the middle of July based on ample liquidity conditions. Consistent with historical seasonality, but specifically triggered by the fall-out from the subprime mortgage crisis, stocks corrected sharply into the middle of August. The aggressive easing by the Federal Reserve Bank (Fed) provided renewed momentum for a strong rebound, specifically in emerging markets.

The peak in global equity performance came near the end of October. A 50 basis point cut in the Federal Funds Target Rate in the middle of September from 5.25% to 4.75%, an additional 25 basis point cut in October by the Fed to 4.50%, a one billion dollar investment in Bear Stearns from China's Citic Securities, and slightly better than expected third quarter results, which were previously revised downward, helped push equity markets higher.

On the other hand, the first half of November was a painful period. Credit market woes intensified sharply, the price of oil spiked to the high $90s, the pace of mergers and acquisitions decelerated, and U.S. housing and labor market conditions continued to deteriorate. The fear of the United States entering a recession in 2008 began to be debated. Yet, by the end of the month, equity markets began to rally into December as investors began to price in more aggressive Fed interest rate easing.

On December 11, 2007, markets began to reverse their prior gains. Investors were deeply disappointed by the Fed's meager 25 basis point cut in the Federal Funds Target Rate to 4.25% and by the slew of negative economic and political news that followed. The Bank of China continued to tighten monetary policy, increasing both the prime lending rate and the reserve requirement. The U.S. subprime mortgage fallout continued to plague major financial institutions. Merrill Lynch and Union Bank of Switzerland both announced sizeable write-offs and cash infusions from prominent Singaporean sovereign funds. U.S. durable goods orders and unemployment continued to disappoint. Lastly, the assassination of Benazir Bhutto, an opposition leader in Pakistan, further rattled the market.

Fund Performance

Relative outperformance was driven by strong stock selection in telecommunication services, the fund's overweight position in energy, and its underweight position in health care.

Individual stocks that contributed most significantly to the fund's performance included: Companhia Vale Rio Doce , a Brazilian materials company that produces and sells metals and minerals, which gained 116.15% during the reporting period; Millicom International Cellular S.A. , a cellular telecommunications firm domiciled in Luxembourg, which gained 69.53% during the reporting period; and Rio Tinto Plc. , a British mining company, which rose 102.91% during the reporting period.

On a sector basis, relative underperformance was delivered by stock selection in information technology and consumer discretionary as well as being underweight utilities.

Stocks that most significantly held back performance included: Advantest Corp , a Japanese firm specializing in semiconductor testing devices and electronic measuring instruments, which fell 35.52% during the reporting period, and Eganagoldpfeil , a Hong Kong producer of time pieces, jewelry and leather products, which fell 59.13% during the reporting period. Lack of exposure to BHP Billiton , an Australian mineral exploration and production company, also negatively impacted the fund on a relative basis as the stock posted a 79.79% return in the benchmark.

1 MSCI EAFE Growth Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and investments cannot be made directly in an index.

GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL EQUITY FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Equity Fund II (the "Fund") from December 31, 1997 to December 31, 2007, compared to the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (MSCI-EAFE GI). 2

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	9.55%
5 Years	16.40%
10 Years	7.66%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE GI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE GI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables

At December 31, 2007, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	13.1%
Japan	11.2%
Germany	7.4%
Switzerland	7.3%
Spain	5.1%
Italy	5.0%
Canada	4.9%
Ireland	4.4%
Sweden	4.4%
Brazil	3.8%
India	3.1%
Hong Kong	3.0%
Taiwan	2.9%
South Korea	2.6%
France	2.4%
Mexico	2.1%
South Africa	2.1%
Belgium	1.9%
Greece	1.8%
Poland	1.4%
China	1.3%
Finland	1.3%
Norway	1.3%
Netherlands	1.2%
Luxembourg	1.0%
Austria	0.2%
Cash Equivalents [2]	1.2%
Securities Lending Collateral [3]	0.7%
Other Assets and Liabilities--Net [4]	1.9%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements, except cash collateral from securities lending.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At December 31, 2007, the Fund's sector classification composition 5 was as follows:

Sector Classification	Percentage of Total Net Assets
Consumer Discretionary	16.1%
Information Technology	16.1%
Financials	13.0%
Industrials	11.8%
Health Care	10.3%
Telecommunication Services	9.7%
Materials	8.2%
Consumer Staples	6.5%
Energy	4.5%
Cash Equivalents [2]	1.2%
Securities Lending Collateral [3]	0.7%
Other Assets and Liabilities--Net [4]	1.9%
TOTAL	100.0%

5 Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

December 31, 2007

Shares			Value in U.S. Dollars
		COMMON STOCKS--93.1%
		AUSTRIA--0.2%
		Capital Goods--0.2%
4,540		Palfinger AG	$167,295
		BELGIUM --1.9%
		Food, Beverage & Tobacco--1.9%
18,100		InBev	1,493,215
		BRAZIL--2.4%
		Materials--1.0%
27,300		Companhia Vale Do Rio Doce, ADR	763,854
		Transportation--1.4%
81,500		All America Latina Logistica SA	1,043,966
		TOTAL BRAZIL	1,807,820
		CANADA--4.9%
		Consumer Durables & Apparel--1.7%
31,000	[1]	Gildan Activewear, Inc.	1,275,960
		Energy--3.2%
37,700		Nexen, Inc.	1,226,172
67,300		Talisman Energy, Inc.	1,254,012
		TOTAL	2,480,184
		TOTAL CANADA	3,756,144
		CHINA--1.3%
		Banks--1.3%
2,044,000	[1]	Bank of China Ltd.	971,276
		FINLAND--1.3%
		Technology Hardware & Equipment--1.3%
25,300		Nokia Oyj	974,163
		FRANCE--2.4%
		Capital Goods--1.0%
6,000		Nexans SA	743,092
		Insurance--1.4%
27,800		AXA	1,106,894
		TOTAL FRANCE	1,849,986
		GERMANY, FEDERAL REPUBLIC OF--5.7%
		Capital Goods--2.1%
10,100		Siemens AG	1,585,592
		Health Care Equipment & Services--1.2%
15,900	[1]	Gerresheimer AG	883,333
		Materials--1.0%
8,600		Bayer AG	784,101
		Software & Services--1.4%
21,200		SAP AG	1,095,335
		TOTAL GERMANY, FEDERAL REPUBLIC OF	4,348,361
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		GREECE--1.8%
		Banks--1.8%
39,300		EFG Eurobank	$1,387,369
		HONG KONG--3.0%
		Retailing--1.5%
295,000		Li & Fung Ltd.	1,176,969
		Telecommunication Services--1.5%
13,300		China Mobile Ltd., ADR	1,155,371
		TOTAL HONG KONG	2,332,340
		INDIA--3.1%
		Software & Services--1.6%
46,700		Satyam Computer Services Ltd., ADR	1,247,824
		Telecommunication Services--1.5%
45,400	[1]	Bharti Airtel Ltd.	1,133,778
		TOTAL INDIA	2,381,602
		IRELAND--4.4%
		Banks--1.7%
81,500		Anglo Irish Bank Corp. PLC	1,298,846
		Pharmaceuticals, Biotechnology & Life Sciences--2.7%
34,300	[1]	Elan Corp. PLC, ADR	753,914
20,900	[1]	ICON PLC, ADR	1,292,874
		TOTAL	2,046,788
		TOTAL IRELAND	3,345,634
		ITALY--5.0%
		Banks--1.8%
167,900		Unicredito Italiano SpA	1,397,339
		Consumer Durables & Apparel--3.2%
44,297		Geox SpA	882,749
47,800		Luxottica Group SpA	1,512,413
		TOTAL	2,395,162
		TOTAL ITALY	3,792,501
		JAPAN--11.2%
		Automobiles & Components--2.0%
46,400		Honda Motor Co. Ltd.	1,534,049
		Capital Goods--1.5%
11,900		Fanuc Ltd.	1,160,924
		Consumer Durables & Apparel--1.7%
39,000		Nikon Corp.	1,330,383
		Materials--1.5%
123,000		Taiyo Nippon Sanso Corp.	1,149,260
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--continued
		Retailing--1.6%
10,700		Yamada Denki	$1,217,905
		Software & Services--1.3%
37,700	[2]	Capcom Co., Ltd.	965,208
		Technology Hardware & Equipment--1.6%
16,800		Nidec Corp.	1,247,186
		TOTAL JAPAN	8,604,915
		KOREA, REPUBLIC OF--2.6%
		Food Beverage & Tobacco--1.2%
5,900		Hite Brewery Co.	895,480
		Semiconductors & Semiconductor Equipment--1.4%
1,817		Samsung Electronics Co.	1,067,962
		TOTAL KOREA, REPUBLIC OF	1,963,442
		LUXEMBOURG--1.0%
		Telecommunication Services--1.0%
6,500	[1]	Millicom International Cellular S.A.	766,610
		MEXICO--2.1%
		Telecommunication Services--2.1%
26,200		America Movil S.A.B. de C.V., Class L, ADR	1,608,418
		NETHERLANDS--1.2%
		Pharmaceuticals, Biotechnology & Life Sciences--1.2%
44,700	[1]	Qiagen NV	959,999
		NORWAY--1.3%
		Energy--1.3%
37,100		Aker Kvaerner ASA	978,472
		POLAND--1.4%
		Banks--1.4%
11,700		Bank Pekao SA	1,069,436
		SOUTH AFRICA--2.1%
		Telecommunication Services--2.1%
85,500		MTN Group Ltd.	1,601,365
		SPAIN--5.1%
		Banks--2.0%
71,800		Banco Santander Central Hispano S.A.	1,551,183
		Software & Services--1.6%
46,300		Indra Sistemas SA	1,243,969
		Telecommunication Services--1.5%
35,000		Telefonica SA	1,131,102
		TOTAL SPAIN	3,926,254
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SWEDEN--4.4%
		Capital Goods--1.3%
57,200		Sandvik AB	$972,232
		Consumer Services--1.6%
205,600		Rezidor Hotel Group AB	1,230,108
		Retailing--1.5%
18,900		Hennes & Mauritz AB, Class B	1,142,304
		TOTAL SWEDEN	3,344,644
		SWITZERLAND--7.3%
		Capital Goods--1.9%
50,900		ABB Ltd.	1,467,546
		Food, Beverage & Tobacco--1.8%
3,000		Nestle SA	1,374,641
		Health Care Equipment & Services--1.7%
10,400		Synthes, Inc.	1,285,495
		Materials--1.9%
5,800		Syngenta AG	1,471,607
		TOTAL SWITZERLAND	5,599,289
		TAIWAN, PROVINCE OF CHINA--2.9%
		Semiconductors & Semiconductor Equipment--1.5%
113,000		Taiwan Semiconductor Manufacturing Co., ADR	1,125,480
		Technology Hardware & Equipment--1.4%
324,000		Delta Electronics, Inc.	1,100,766
		TOTAL TAIWAN, PROVINCE OF CHINA	2,226,246
		UNITED KINGDOM--13.1%
		Banks--1.5%
69,600		HSBC Holdings PLC	1,167,509
		Commercial Services & Supplies--2.5%
208,700		Serco Group PLC	1,907,737
		Food, Beverage & Tobacco--1.5%
54,600		Diageo PLC	1,168,738
		Materials--2.8%
16,400		Anglo American PLC	993,904
10,600		Rio Tinto PLC	1,110,537
		TOTAL	2,104,441
		Pharmaceuticals, Biotechnology & Life Sciences--1.8%
61,000		Shire PLC	1,401,414
		Semiconductors & Semiconductor Equipment--1.5%
458,100		ARM Holdings PLC	1,123,033
		Software & Services--1.5%
64,600	[1]	Autonomy Corp. PLC	1,127,714
		TOTAL UNITED KINGDOM	10,000,586
		TOTAL COMMON STOCKS (IDENTIFIED COST $64,952,726)	71,257,382
Shares or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--3.1%
		BRAZIL--1.4%
		Media--1.4%
85,757		Net Servicos de Comunicacao SA	$1,027,841
		GERMANY, FEDERAL REPUBLIC OF--1.7%
		Health Care Equipment & Services--1.7%
15,800		Fresenius SE, Pfd. $0.58, Annual Dividend	1,311,797
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,262,352)	2,339,638
		REPURCHASE AGREEMENTS--1.9%
$935,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349.	935,000
566,000		Interest in $4,000,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 11/1/2047 for $4,001,077,778 on 1/2/2008. The market value of the underlying securities at the end of the period was $4,087,265,605 (purchased with proceeds from securities lending collateral).	566,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	1,501,000
		TOTAL INVESTMENTS--98.1% (IDENTIFIED COST $68,716,078) [3]	75,098,020
		OTHER ASSETS AND LIABILITIES - NET--1.9% [4]	1,452,185
		TOTAL NET ASSETS--100%	$76,550,205

At December 31, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units To Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
1/2/2008	3,330,203 South African Rand	$478,141	$487,274	$ 9,133
Contracts Sold:
1/2/2008	511,580 Euro Dollars	$736,522	$747,956	$ (11,434)
1/3/2008	30,808 Euro Dollars	$ 45,253	$ 45,042	$ 211
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ (2,090)

1 Non-income producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $68,763,184.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Total investments in securities, at value, including $512,047 of securities loaned (identified cost $68,716,078)		$75,098,020
Cash		226
Cash denominated in foreign currencies (identified cost $400,942)		400,868
Income receivable		84,736
Receivable for investments sold		2,101,238
Receivable for shares sold		11,230
Receivable for foreign exchange contracts		9,344
TOTAL ASSETS		77,705,662
Liabilities:
Payable for investments purchased	$487,274
Payable for shares redeemed	31,809
Payable for auditing fees	25,000
Payable for foreign exchange contracts	11,434
Payable for collateral due to broker for securities loaned	566,000
Accrued expenses	33,940
TOTAL LIABILITIES		1,155,457
Net assets for 4,092,465 shares outstanding		$76,550,205
Net Assets Consist of:
Paid-in capital		$73,413,564
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		6,391,210
Accumulated net realized loss on investments and foreign currency transactions		(3,628,661)
Undistributed net investment income		374,092
TOTAL NET ASSETS		$76,550,205
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$76,550,205 ÷ 4,092,465 shares outstanding, no par value, unlimited shares authorized		$18.71

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $135,389)		$1,560,385
Interest (including income on securities loaned of $2,908)		57,102
TOTAL INCOME		1,617,487
Expenses:
Investment adviser fee (Note 5)	$754,365
Administrative personnel and services fee (Note 5)	150,000
Custodian fees	75,363
Transfer and dividend disbursing agent fees and expenses	19,109
Directors'/Trustees' fees	2,082
Auditing fees	25,545
Legal fees	9,953
Portfolio accounting fees	45,827
Printing and postage	19,952
Insurance premiums	5,263
Miscellaneous	1,486
TOTAL EXPENSES	1,108,945
Waiver of administrative personnel and services fee (Note 5)	(24,244)
Net expenses		1,084,701
Net investment income		532,786
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions		11,212,995
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(5,091,739)
Net realized and unrealized gain on investments and foreign currency transactions		6,121,256
Change in net assets resulting from operations		$6,654,042

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$532,786	$152,210
Net realized gain on investments and foreign currency transactions	11,212,995	6,725,247
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(5,091,739)	4,293,617
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,654,042	11,171,074
Distributions to Shareholders:
Distributions from net investment income	(129,622)	(126,725)
Share Transactions:
Proceeds from sale of shares	14,195,617	14,446,850
Net asset value of shares issued to shareholders in payment of distributions declared	129,622	126,725
Cost of shares redeemed	(14,512,584)	(14,105,221)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(187,345)	468,354
Change in net assets	6,337,075	11,512,703
Net Assets:
Beginning of period	70,213,130	58,700,427
End of period (including undistributed net investment income of $374,092 and $19,442, respectively)	$76,550,205	$70,213,130

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$512,047	$566,000

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2007	2006
Shares sold	783,802	922,931
Shares issued to shareholders in payment of distributions declared	7,365	8,202
Shares redeemed	(801,797)	(898,622)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(10,630)	32,511

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(48,514)	$48,514

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$129,622	$126,725

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$374,092
Net unrealized appreciation	$6,344,105
Capital loss carryforward	$(3,581,556)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2007, the cost of investments for federal tax purposes was $68,763,184. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $6,334,836. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,872,528 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,537,692.

At December 31, 2007, the Fund had a capital loss carryforward of $3,581,556 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

The Fund used capital loss carryforwards of $11,299,703 to offset taxable capital gains realized during the year ended December 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.167% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $24,244 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007, were as follows:

Purchases	$92,433,411
Sales	$94,224,205

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2007, the diversification of countries was as follows:

Country	Percentage of Total Net Assets
United Kingdom	13.1%
Japan	11.2%
Germany	7.4%
Switzerland	7.3%
Spain	5.1%
Italy	5.0%
Canada	4.9%
Ireland	4.4%
Sweden	4.4%
Brazil	3.8%
India	3.1%
Hong Kong	3.0%
Taiwan	2.9%
South Korea	2.6%
France	2.4%
Mexico	2.1%
South Africa	2.1%
Belgium	1.9%
Greece	1.8%
Poland	1.4%
China	1.3%
Finland	1.3%
Norway	1.3%
Netherlands	1.2%
Luxembourg	1.0%
Austria	0.2%

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Equity Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd.; Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations : Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held : Director, Horatio Alger Association.

Previous Positions : Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL EQUITY FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916603

G01077-01 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$16.46		$14.52		$13.07		$11.40		$8.16
Income From Investment Operations:
Net investment income (loss)	(0.03	) [2]	(0.06	) [2]	(0.07	) [2]	(0.07	) [2]	(0.10	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	3.34		2.21		1.54		1.74		3.34
TOTAL FROM INVESTMENT OPERATIONS	3.31		2.15		1.47		1.67		3.24
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.95)		(0.21)		(0.02)		(0.0007)		--
Net Asset Value, End of Period	$18.82		$16.46		$14.52		$13.07		$11.40
Total Return [3]	21.04%		14.88%		11.24%		14.66%		39.71%

Ratios to Average Net Assets:
Net expenses	1.53	% [4]	1.50%		1.50%		1.50%		1.50%
Net investment income (loss)	(0.15)%		(0.40)%		(0.52)%		(0.63)%		(0.98)%
Expense waiver/reimbursement [5]	0.32%		0.48%		0.51%		1.04%		5.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$61,696		$34,937		$40,202		$17,940		$5,741
Portfolio turnover	67%		58%		67%		77%		38%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.53% after taking into account this expense reduction for the year ended December 31, 2007.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,								Period Ended
	2007		2006	[1]	2005		2004		12/31/2003	[2]
Net Asset Value, Beginning of Period	$16.34		$14.45		$13.05		$11.40		$8.46
Income From Investment Operations:
Net investment income (loss)	(0.07	) [3]	(0.10	) [3]	(0.10	) [3]	(0.11	) [3]	(0.08	) [3]
Net realized and unrealized gain on investments and foreign currency transactions	3.29		2.20		1.52		1.76		3.02
TOTAL FROM INVESTMENT OPERATIONS	3.22		2.10		1.42		1.65		2.94
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.95)		(0.21)		(0.02)		--		--
Net Asset Value, End of Period	$18.61		$16.34		$14.45		$13.05		$11.40
Total Return [4]	20.63%		14.60%		10.88%		14.48%		34.75%

Ratios to Average Net Assets:
Net expenses	1.78	% [5]	1.75%		1.75%		1.75%		1.75	% [6]
Net investment income (loss)	(0.40)%		(0.64)%		(0.77)%		(0.90)%		(1.16	)% [6]
Expense waiver/reimbursement [7]	0.32%		0.48%		0.51%		1.04%		5.14	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$77,516		$66,714		$53,792		$37,120		$14,575
Portfolio turnover	67%		58%		67%		77%		38	% [8]

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Reflects operations for the period from May 1, 2003 (date of initial public investment) to December 31, 2003.

3 Per share information is based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.78% after taking into account this expense reduction for the year ended December 31, 2007.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,069.30	$7.98
Service Shares	$1,000	$1,068.30	$9.28
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.49	$7.78
Service Shares	$1,000	$1,016.23	$9.05

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.53%
Service Shares	1.78%

Management's Discussion of Fund Performance

The fund's Primary Shares and Service Shares produced total returns of 21.04% and 20.63%, respectively, based on the net asset value for the reporting period ended December 31, 2007. The fund's benchmark, the Russell Mid-Cap Growth Index 1 had a total return of 11.43% for the reporting period and the Lipper Mid-Cap Growth VA Funds Average 2 had a total return of 16.46%. The fund's total return for the reporting period reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the index.

MARKET OVERVIEW

Once again the fund outperformed an average of its peers and its benchmark. The stock market as a whole posted strong positive returns during the reporting period. This being true despite a slowing economy and increasing concerns related to the subprime mortgage crisis. In response to the credit crisis, the Federal Reserve Board cut the discount rate and federal funds rate several times over the last few months of the reporting period. Concerns about inflation acceleration, energy prices, the housing market, the weak U.S. dollar, and balance sheets of large financial institutions have dominated the recent headlines. Clearly these concerns have increased volatility within the financial markets.

FUND PERFORMANCE

The fund's performance is driven primarily by bottom-up stock selection. Six out of the top ten contributing companies across multiple sectors each returned over 90% during the reporting period. Specifically First Solar, Inc. (+796%), Memc Electronic Materials, Inc. (+126%), Housing Development Finance Corp. Ltd. (+101%), Mastercard, Inc. (+119%), Bharat Heavy Electricals Ltd. (+154%), and Dlf Ltd. (+96%) all contributed strongly to performance. In addition, Dresser-Rand Group, Inc. (+59%), Bharti Airtel Ltd. (+78%), Cytyc Corp. (+78%), and Central European Media (+66%) were also amongst our top ten contributing companies.

Four of our laggard companies were in the Healthcare Sector. Specifically Sepracor (-51%), Nektar Therapeutics (-46%), Medicines Co. (-40%) and Neurocrine Biosciences, Inc. (-56%), all detracted from performance. Additional laggards included Spansion (-75%), CB Richard Ellis Group (-35%), Silicon Image, Inc. (-64%), Cemex (-21%), and Peoples United Financial, Inc. (-13%). While it is interesting to know how specific stocks performed during the reporting period the success of these holdings won't be known until they are sold, typically over longer periods.

The sector exposures that result from our bottom-up investment process may provide some additional insight into the relative performance of the fund. Our underweight in the Energy sector and our overweight in the Financials sector relative to the benchmark hurt performance somewhat. The fund's performance was also negatively impacted by the fund's cash position which averaged between 10% and 13% during the period.

1 The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investments cannot be made directly in an index.

2 Lipper figures represent the average of the total returns reported by all funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Kaufmann Fund II (Primary Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2007, compared to the Russell Mid-Cap Growth Index (RMGI) 2 and the Lipper Mid-Cap Growth VA Funds Average (LMCGA). 3

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	21.04%
5 Years	19.90%
Start of Performance (4/30/2002)	13.21%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LMCGA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Kaufmann Fund II (Service Shares) (the "Fund") from May 1, 2003 (start of performance) to December 31, 2007, compared to the Russell Mid-Cap Growth Index (RMGI) 2 and Lipper Mid-Cap Growth VA Funds Average (LMCGA). 3

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	20.63%
Start of Performance (5/1/2003)	20.23%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LMCGA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	15.9%
Health Care	15.5%
Industrials	14.3%
Information Technology	13.6%
Consumer Discretionary	4.7%
Energy	3.6%
Telecommunication Services	3.5%
Utilities	2.8%
Materials	1.6%
Consumer Staples	0.3%
Other Securities [2]	0.4%
Securities Lending Collateral [3]	5.9%
Cash Equivalents [4]	23.2%
Other Assets and Liabilities--Net [5]	(5.3)%
TOTAL	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other securities include corporate bonds and notes.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2007

Shares			Value
		COMMON STOCKS--75.0%
		Consumer Discretionary--4.7%
2,100		Advance Auto Parts, Inc.	$79,779
5,400	[1,2,3]	B2W Companhia Global Do Varejo, GDR	433,188
40,500		Belle International Holdings	60,727
64,900		Bharat Forge Ltd.	578,279
12,100	[1]	Central European Media Enterprises Ltd., Class A	1,403,358
75,200	[1]	China Dongxiang Group Co.	55,305
2,000	[1]	ChinaEdu Corp., ADR	17,000
33,900	[1]	Cia Hering	199,972
6,200	[1]	Clear Channel Outdoor Holdings, Inc., Class A	171,492
32,500	[1]	Clear Media Ltd.	33,879
10,600		D.R. Horton, Inc.	139,602
4,600	[1]	Dick's Sporting Goods, Inc.	127,696
18,000	[1]	Dolan Media Co.	525,060
1,800	[1]	Focus Media Holding Ltd., ADR	102,258
239,900	[1]	Huabao International Holdings Ltd.	238,631
9,600	[1]	Iconix Brand Group, Inc.	188,736
10,900		Kangwon Land, Inc.	284,645
4,274	[1]	Kohl's Corp.	195,749
4,800	[1]	Lamar Advertising Co.	230,736
9,300	[1]	Lodgenet Entertainment	162,192
7,500		Lowe's Cos., Inc.	169,650
5,800	[1,4]	Lululemon Athletica, Inc.	274,746
6,100	[1]	Maruti Suzuki India Ltd.	152,560
13,300		National CineMedia, Inc.	335,293
1,300	[1]	O'Reilly Automotive, Inc.	42,159
42,600	[1,2,3]	Piaggio & C. SpA	143,512
4,300	[1]	SEB - Sistema Educacional Brasileiro SA	60,399
19,900		TVN SA	201,543
		TOTAL	6,608,146
		Consumer Staples--0.3%
12,900	[1]	Agria Corp., ADR	134,031
48,300	[1]	China Flavors & Fragrances Co. Ltd.	19,435
27,200		ITC Ltd.	145,340
7,866		Radico Khaitan Ltd.	35,032
3,300		Whole Foods Market, Inc.	134,640
		TOTAL	468,478
		Energy--3.6%
92,200	[1]	Dresser-Rand Group, Inc.	3,600,410
10,795		Reliance Industries Ltd.	790,104
24,200		Spectra Energy Corp.	624,844
		TOTAL	5,015,358
Shares			Value
		COMMON STOCKS--continued
		Financials--15.4%
28,236		3i Group PLC	$561,164
1,500	[1]	Alleghany Corp.	603,000
4,800		American Express Co.	249,696
1,200		American International Group, Inc.	69,960
11,700		Apollo Investment Corp.	199,485
84,500	[1,2,3]	Bolsa de Mercadorias e Futuros	1,186,798
35,800	[1]	Bovespa Holding SA	689,854
700	[1]	Brasil Brokers Participacoes	511,236
1,842	[1,2,3]	Brigade Enterprises Ltd.	17,691
33,750		Brookfield Asset Management, Inc., Class A	1,203,863
46,100	[1]	CB Richard Ellis Services, Inc.	993,455
3,000	[1]	CNinsure, Inc., ADR	47,250
12,000		Calamos Asset Management, Inc.	357,360
1,800	[1]	Chimera Investment Corp.	32,184
236,600	[1]	China Properties Group Ltd.	144,628
85,844		DLF Ltd.	2,320,420
3,000	[1]	DuPont Fabros Technology, Inc.	58,800
8,200	[1,4]	E-House China Holdings Ltd., ADR	195,406
5,000	[4]	Fortress Investment Group LLC, Class A	77,900
46,900		Housing Development Finance Corp. Ltd.	3,365,120
50,000		ICICI Bank Ltd.	1,559,012
15,800		ICICI Bank Ltd., ADR	971,700
39,400		Loews Corp.	1,983,396
22,200	[1]	MBF Healthcare Acquisition Corp.	185,925
1,600	[1]	Markel Corp.	785,760
4,800		Merrill Lynch & Co., Inc.	257,664
4,700		Morgan Stanley	249,617
12,119	[1]	People's United Financial, Inc.	215,718
26,600	[1]	Philadelphia Consolidated Holding Corp.	1,046,710
7,200		Power Corp. of Canada	292,757
3,755	[1]	RHJ International	61,345
57,100		Shun Tak Hldgs	89,256
22,800	[1]	Sino-Ocean Land Holdings Ltd.	27,920
6,500	[1]	Trisul SA	39,459
1,000		White Mountains Insurance Group, Inc.	514,050
141,200	[1,2,3]	Yanlord Land Group Ltd.	323,579
		TOTAL	21,489,138
		Health Care--15.2%
2,500	[1]	Abaxis, Inc.	89,650
17,800	[1]	Accelrys, Inc.	134,034
1,400	[1]	Alexza Pharmaceuticals, Inc.	11,326
46,200	[1]	Alkermes, Inc.	720,258
36,200		Allergan, Inc.	2,325,488
2,500	[1]	Allscripts Healthcare Solutions, Inc.	48,550
7,800	[1]	Alnylam Pharmaceuticals, Inc.	226,824
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
24,100	[1]	Anadys Pharmaceuticals, Inc.	$38,801
3,000	[1]	Animal Health International, Inc.	36,900
41,700	[1]	Arena Pharmaceuticals, Inc.	326,511
2,000	[1,4]	AspenBio Pharma, Inc.	17,440
1,300	[1,4]	Athenahealth, Inc.	46,800
23,952	[1]	Auxilium Pharmaceutical, Inc.	718,321
7,600	[1]	Avalon Pharmaceuticals, Inc.	24,092
4,700	[1,2,3]	Avalon Pharmaceuticals, Inc.	14,899
1,900	[1]	Avalon Pharmaceuticals, Inc., Warrants	2,668
2,000		Aventis Pharma Ltd.	59,072
34,800	[1]	Avigen, Inc.	147,900
18,500	[1]	BioMarin Pharmaceutical, Inc.	654,900
1,500	[1]	BioMimetic Therapeutics, Inc.	26,055
24,500	[1]	Bioenvision, Inc.	137,200
3,300	[1]	Chindex International, Inc.	113,949
40,600	[1]	Conceptus, Inc.	781,144
9,600	[1]	Cubist Pharmaceuticals, Inc.	196,896
7,909	[1]	Cyclacel Pharmaceuticals, Inc., Warrants	25,800
29,700	[1]	Cytokinetics, Inc.	140,481
5,900	[1]	Durect Corp.	37,937
55,300	[1]	Dyax Corp.	202,398
86,100	[1]	Dynavax Technologies Corp.	437,388
110,800	[1]	Endologix, Inc.	310,240
12,400	[1]	Enzon, Inc.	118,172
50,979	[1]	Favrille, Inc.	79,527
13,308	[1]	Favrille, Inc.	20,761
12,443	[1]	Favrille, Inc., Warrants	4,564
4,658	[1]	Favrille, Inc., Warrants	1,737
18,400	[1,4]	GTX, Inc.	264,040
3,600		GlaxoSmithkline Pharmaceuticals Ltd.	93,145
36,852	[1]	Illumina, Inc.	2,183,850
10,400	[1,4]	Immunicon Corp.	8,632
28,100	[1]	Incyte Genomics, Inc.	282,405
23,400	[1]	Insulet Corp.	549,432
99,600	[1,4]	Isis Pharmaceuticals, Inc.	1,568,700
17,157	[1]	Isolagen, Inc.	43,064
40,900	[1]	Kosan Biosciences, Inc.	147,240
1,000	[1]	Masimo Corp.	39,450
13,550	[1]	Medarex, Inc.	141,191
30,500	[1]	Medicines Co.	584,380
35,500	[1]	Metabasis Therapeutics, Inc.	108,985
20,800	[1]	Momenta Pharmaceuticals, Inc.	148,512
283,100	[1]	Monogram Biosciences, Inc.	410,495
30,200	[1,4]	Mylan Laboratories, Inc.	424,612
50,448	[1]	Neurocrine Biosciences, Inc.	229,034
12,100	[1]	NeurogesX, Inc.	76,956
1,600	[1,2,3]	Newron Pharmaceuticals SpA	72,444
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
12,400		Nicholas Piramal India Ltd.	$111,451
12,100	[1]	NxStage Medical, Inc.	183,557
20,300	[1]	OSI Pharmaceuticals, Inc.	984,753
13,500	[1]	Pain Therapeutics, Inc.	143,100
16,100	[1]	Pharmacopeia, Inc.	76,797
2,350	[1]	Pharmacopeia, Inc., Warrants	4,507
800	[1]	Power Medical Interventions, Inc.	11,016
24,400	[1]	Progenics Pharmaceuticals, Inc.	440,908
15,000	[1]	Protalix Biotherapeutics, Inc.	51,000
10,700	[1]	Regeneron Pharmaceuticals, Inc.	258,405
11,300	[1]	SXC Health Solutions Corp.	163,850
2,600	[1]	Sirtris Pharmaceuticals, Inc.	35,594
17,800	[1]	Stereotaxis, Inc.	217,516
6,000		Sun Pharmaceutical Industries Ltd.	183,490
2,900	[1]	Thermage, Inc.	16,762
3,600	[1]	VCA Antech, Inc.	159,228
43,642	[1]	Vasogen, Inc., Series A, Warrants	7,294
10,911	[1]	Vasogen, Inc., Series B, Warrants	0
22,400	[1]	Vical, Inc.	95,200
126,000	[1]	Warner Chilcott Ltd., Class A	2,233,980
2,800	[1]	WuXi PharmaTech Cayman, Inc., ADR	81,872
		TOTAL	21,115,530
		Industrials--14.3%
7,200	[1]	Aecom Technology Corp.	205,704
30,100		Aircastle Ltd.	792,533
9,700	[1,2,3]	Allen-Vanguard Corp.	52,483
30,400		Asea Brown Boveri Ltd.	1,163,182
31,000		Bharat Heavy Electricals Ltd.	2,018,533
17,400		CLARCOR, Inc.	660,678
2,400		Caterpillar, Inc.	174,144
199,200		China Metal International Ho	56,804
15,500	[1]	CoStar Group, Inc.	732,375
10,400	[1]	Copart, Inc.	442,520
31,280		Crompton Greaves Ltd.	310,365
652,400	[1]	DP World Ltd.	795,928
6,400		Embraer - Empresa Brasileira de Aeronautica S/A, ADR	291,776
16,100	[1]	Energysolutions, Inc.	434,539
12,100		Expeditors International Washington, Inc.	540,628
11,000	[1,4]	First Solar, Inc.	2,938,540
5,850		Forward Air Corp.	182,345
9,300	[1]	HireRight, Inc.	115,878
12,000	[1]	IHS, Inc., Class A	726,720
7,300	[1]	Innovative Solutions and Support, Inc.	70,737
6,275	[1]	Interline Brands, Inc.	137,485
12,500	[1]	Kansas City Southern Industries, Inc.	429,125
12,026		Kuehne & Nagel International AG	1,146,543
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
2,600	[1,4]	LG Philips LCD Co. Ltd., ADR	$67,548
7,900		Landstar System, Inc.	332,985
8,300		Macquarie Infrastructure Co. LL	336,399
68,566		Max India Ltd.	454,802
33,000	[1,2,3]	Nagarjuna Construction Co. Ltd., GDR	295,350
15,200	[1]	NuCo2, Inc.	378,480
1,200		Panalpina Welttransport Holding AG	207,180
1,000	[1]	Quanta Services, Inc.	26,240
2,300		Rockwell Collins	165,531
16,700	[1]	Ryanair Holdings PLC, ADR	658,648
4,600		Ryder System, Inc.	216,246
7,200	[4]	Simpson Manufacturing Co., Inc.	191,448
30,300	[1]	Spirit Aerosystems Holdings, Inc., Class A	1,045,350
10,900	[1]	TeleTech Holdings, Inc.	231,843
5,400	[1]	TransDigm Group, Inc.	243,918
9,800		Trinity Industries, Inc.	272,048
17,000		UTI Worldwide, Inc.	333,200
		TOTAL	19,876,781
		Information Technology--13.6%
3,600,000	[1]	A-Max Holdings Ltd.	48,164
12,000	[1]	Access Integrated Technology, Inc., Class A	53,640
5,600	[1]	Amdocs Ltd.	193,032
10,400	[1]	Anadigics, Inc.	120,328
14,400	[1]	Autodesk, Inc.	716,544
12,000	[1]	Blackboard, Inc.	483,000
16,100	[1]	CSR PLC	190,746
20,300	[1]	Ceragon Networks Ltd.	200,767
32,600	[1]	Compugroup Holding AG	601,814
34,600	[1,4]	Comverse Technology, Inc.	596,850
9,100	[1]	DST Systems, Inc.	751,205
4,400	[1]	Eagle Test Systems, Inc.	56,232
10,200	[1]	Genpact Ltd.	155,346
11,800	[1]	Giant Interactive Group, Inc., ADR	153,164
9,000	[1]	Iron Mountain, Inc.	333,180
6,900	[1]	Jupitermedia Corp.	26,358
2,500	[1]	LDK Solar Co. Ltd., ADR	117,525
41,100	[1,4]	MEMC Electronic Materials, Inc.	3,636,939
12,000	[1]	MSCI, Inc., Class A	460,800
42,700	[1]	Magma Design Automation	521,367
9,400		Mastercard, Inc.	2,022,880
26,500	[1]	Microsemi Corp.	586,710
26,200	[1]	NIC, Inc.	221,128
2,300		Nintendo Corp. Ltd.	1,396,440
53,400	[1]	ON Semiconductor Corp.	474,192
7,100	[1]	Online Resources Corp.	84,632
18,300	[1]	Oracle Corp.	413,214
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
34,700	[1]	Parametric Technology Corp.	$619,395
4,800	[1,2,3]	Redecard SA, GDR	156,384
2,700	[1]	SI International, Inc.	74,169
37,500	[1]	Silicon Image, Inc.	169,500
59,200	[1]	Solera Holdings, Inc.	1,466,976
25,500	[1]	Spansion, Inc.	100,215
18,300	[1]	TNS, Inc.	324,825
21,800	[1]	Telecity Group PLC	128,959
4,400		United Online, Inc.	52,008
19,600	[1]	ValueClick, Inc.	429,240
6,700	[1]	Veraz Networks, Inc.	32,294
3,900	[1,4]	WebMD Health Corp., Class A	160,173
16,200	[1]	eBay, Inc.	537,678
		TOTAL	18,868,013
		Materials--1.6%
11,800		Cemex S.A. de C.V., ADR	305,030
241,800		Lee & Man Paper Manufacturing Ltd.	1,056,975
89,600		Luks Group (Vietnam Holdings) Co. Ltd.	109,512
143,100		Nine Dragons Paper Holdings Ltd.	356,944
448,000		Sinofert Holdings Ltd.	415,814
178,200	[1]	TPI Polene Co. Ltd.	39,412
		TOTAL	2,283,687
		Telecommunication Services--3.5%
108,250	[1]	Bharti Airtel Ltd.	2,703,337
16,500		NTELOS Holdings Corp.	489,885
6,500	[1]	Neuf Cegetel	327,326
24,500	[1]	PAETEC Holding Corp.	238,875
43,400		PT Telekomunikasi Indonesia	46,931
4,600		PT Telekomunikasi Indonesia, Class CS, ADR	193,246
16,100	[1]	Syniverse Holdings, Inc.	250,838
29,000	[1]	Time Warner Telecom, Inc.	588,410
		TOTAL	4,838,848
		Utilities--2.8%
2,400	[1]	BF Utilities Ltd.	134,056
34,200	[1]	China Resources Power Holdings Co. Ltd.	118,263
2,400		Consolidated Water Co.	60,456
21,200		Dominion Resources, Inc.	1,005,940
12,200		ITC Holdings Corp.	688,324
105,100		NTPC Ltd.	668,221
3,500		Northeast Utilities Co.	109,585
2,374,200	[1]	PNOC Energy Development Corp.	374,036
185,614	[1]	Power Grid Corp. of India Ltd.	671,776
		TOTAL	3,830,657
		TOTAL COMMON STOCKS (IDENTIFIED COST $69,848,843)	104,394,636
Principal Amount or Shares			Value
		CORPORATE BONDS--0.4%
		Health Care--0.2%
$200,000	[2,3]	Isis Pharmaceuticals, Inc., Conv. Bond, 2.625%, 2/15/2027	$258,050
		Information Technology--0.2%
265,000	[2,3]	BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025	224,291
		TOTAL CORPORATE BONDS (IDENTIFIED COST $550,075)	482,341
		CORPORATE NOTES--0.0%
		Health Care--0.0%
22,000	[2,3]	Neurochem, Inc., Conv. Bond, 6.00%, 11/15/2026	11,000
		Information Technology--0.0%
50,000		Blackboard, Inc., Conv. Bond, 3.25%, 7/1/2027	52,505
		TOTAL CORPORATE NOTES (IDENTIFIED COST $72,000)	63,505
		PREFERRED STOCKS--0.8%
		Financials--0.5%
1,800		Alleghany Corp., Conv. Pfd., $0.08 Annual Dividend	654,359
		Health Care--0.3%
500		Mylan Laboratories, Inc., Conv. Pfd., $0.24 Annual Dividend	508,125
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $976,280)	1,162,484
		REPURCHASE AGREEMENTS--29.1%
$32,239,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349.	32,239,000
8,230,000		Interest in $4,000,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 11/1/2047 for $4,001,077,778 on 1/2/2008. The market value of the underlying securities at the end of the period was $4,087,265,605 (purchased with proceeds from securities lending collateral).	8,230,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	40,469,000
		TOTAL INVESTMENTS--105.3% (IDENTIFIED COST $111,916,198) [5]	146,571,966
		OTHER ASSETS AND LIABILITIES - NET--(5.3)% [6]	(7,359,384)
		TOTAL NET ASSETS--100%	$139,212,582

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2007, these restricted securities amounted to $3,189,669, which represented 2.3% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2007, these liquid restricted securities amounted to $3,189,669, which represented 2.3% of total net assets.

4 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

5 The cost of investments for federal tax purposes amounts to $112,648,986.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities	$106,102,966
Investments in repurchase agreements	40,469,000
Total investments in securities, at value including $7,836,367 of securities loaned (identified cost $111,916,198)		$146,571,966
Cash		203
Cash denominated in foreign currencies (identified cost $978,189)		974,354
Income receivable		49,899
Receivable for investments sold		980,939
Receivable for shares sold		73,904
TOTAL ASSETS		148,651,265
Liabilities:
Payable for investments purchased	515,918
Payable for shares redeemed	160,405
Payable for auditing fees	25,000
Payable for custodian fees	36,280
Payable for distributions services fee (Note 5)	16,408
Payable for collateral due to broker for securities loaned	8,230,000
Accrued expenses	454,672
TOTAL LIABILITIES		9,438,683
Net assets for 7,441,827 shares outstanding		$139,212,582
Net Assets Consist of:
Paid-in capital		$93,656,712
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		34,653,661
Accumulated net realized gain on investments and foreign currency transactions		11,293,468
Accumulated net investment income (loss)		(391,259)
TOTAL NET ASSETS		$139,212,582
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$61,696,106 ÷ 3,277,386 shares outstanding, no par value, unlimited shares authorized		$18.82
Service Shares:
$77,516,476 ÷ 4,164,441 shares outstanding, no par value, unlimited shares authorized		$18.61

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $12,925)			$846,986
Interest (including income on securities loaned of $64,062)			842,489
TOTAL INCOME			1,689,475
Expenses:
Investment adviser fee (Note 5)		$1,749,098
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		138,911
Transfer and dividend disbursing agent fees and expenses		33,312
Directors'/Trustees' fees		2,475
Auditing fees		25,545
Legal fees		9,980
Portfolio accounting fees		74,380
Distribution services fee--Service Shares (Note 5)		182,631
Printing and postage		40,326
Insurance premiums		5,452
Miscellaneous		4,417
TOTAL EXPENSES		2,456,527
Waivers and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(361,200)
Waiver of administrative personnel and services fee	(33,772)
Fees paid indirectly from directed brokerage arrangements	(993)
TOTAL WAIVERS AND EXPENSE REDUCTION		(395,965)
Net expenses			2,060,562
Net investment income (loss)			(371,087)
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $405,625)			11,881,904
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			11,856,901
Net realized and unrealized gain on investments and foreign currency transactions			23,738,805
Change in net assets resulting from operations			$23,367,718

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(371,087)	$(515,433)
Net realized gain on investments and foreign currency transactions	11,881,904	6,009,516
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	11,856,901	7,455,118
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	23,367,718	12,949,201
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Primary Shares	(1,998,828)	(431,802)
Service Shares	(3,808,837)	(801,083)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,807,665)	(1,232,885)
Share Transactions:
Proceeds from sale of shares	46,495,011	20,519,255
Net asset value of shares issued to shareholders in payment of distributions declared	4,624,213	984,931
Cost of shares redeemed	(31,117,164)	(25,563,641)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	20,002,060	(4,059,455)
Change in net assets	37,562,113	7,656,861
Net Assets:
Beginning of period	101,650,469	93,993,608
End of period (including accumulated net investment income (loss) of $(391,259) and $(429,825), respectively)	$139,212,582	$101,650,469

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

At of December 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$7,836,367	$8,230,000

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2007		2006
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	2,203,989	$37,442,175	631,000	$9,671,012
Shares issued to shareholders in payment of distributions declared	50,550	815,376	11,892	183,848
Shares redeemed	(1,099,355)	(19,313,574)	(1,289,684)	(19,299,321)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	1,155,184	$18,943,977	(646,792)	$(9,444,461)

Year Ended December 31	2007		2006
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	519,288	$9,052,836	720,643	$10,848,243
Shares issued to shareholders in payment of distributions declared	238,350	3,808,837	52,086	801,083
Shares redeemed	(675,764)	(11,803,590)	(412,687)	(6,264,320)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	81,874	$1,058,083	360,042	$5,385,006
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,237,058	$20,002,060	(286,750)	$(4,059,455)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and gains on investments in passive foreign investment companies.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$67,295	$409,653	$(476,948)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$1,926,466	$545,097
Long-term capital gains	$3,881,199	$687,788

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,860,743
Undistributed long-term capital gains	$8,206,210
Net unrealized appreciation	$33,488,917

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At December 31, 2007, the cost of investments for federal tax purposes was $112,648,986. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $33,922,980. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $38,285,892 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,362,912.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the Adviser voluntarily waived $361,200 of its fee.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2007, the Sub-Adviser earned a sub-adviser fee of $1,442,239.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.127% of average daily net assets of the Fund. FAS waived $33,772 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2007, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2007, the Fund's Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2007, the Fund's expenses were reduced by $993 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007, were as follows:

Purchases	$71,822,239
Sales	$80,849,079

7. RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2007, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	46.6%
India	13.5%
Bermuda	3.9%
Brazil	2.6%
Canada	1.4%
Japan	1.0%
Switzerland	1.0%
Cayman Islands	0.9%
United Kingdom	0.6%
China	0.6%
Hong Kong	0.6%
United Arab Emerates	0.6%
Ireland	0.5%
Germany	0.4%
Philippines	0.3%
Korea	0.3%
British Virgin Islands	0.2%
France	0.2%
Singapore	0.2%
Mexico	0.2%
Indonesia	0.2%
Italy	0.2%
Poland	0.1%
Israel	0.1%
Belgium	0.0% [1]
Thailand	0.0% [1]

1 Represents less than 0.1%.

8. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2007, the amount of long-term capital gains designated by the Fund was $3,881,199.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2007, 9.35% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED KAUFMANN FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916777
Cusip 313916827

28136 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 12/31/2007		Period Ended 12/31/2006	[1]
Net Asset Value, Beginning of Period	$10.52		$10.00
Income From Investment Operations:
Net investment income	0.32	[2]	0.26	[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.48)		0.26
TOTAL FROM INVESTMENT OPERATIONS	(0.16)		0.52
Less Distributions:
Distributions from net investment income	(0.11)		--
Net Asset Value, End of Period	$10.25		$10.52
Total Return [3]	(1.48)%		5.20%

Ratios to Average Net Assets:
Net expenses	1.35	% [4]	1.35	% [5]
Net investment income	3.10%		3.38	% [5]
Expense waiver/reimbursement [6]	5.06%		9.89	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,362		$4,698
Portfolio turnover	154%		15%

1 Reflects operations for the period from March 31, 2006 (date of initial public investment) to December 31, 2006.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.35% after taking into account this expense reduction for the year ended December 31, 2007.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$1,018.90	$6.87
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.40	$6.87

1 Expenses are equal to the Fund's annualized net expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

The fund's total return for the 12-month reporting period ended December 31, 2007 was (1.48)% at net asset value. The total return for the fund's market benchmark of 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index was 0.87% for the reporting period. 1 The fund's total return reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the index.

Market Overview

The reporting period was mixed for major equity markets. In the United States, the Standard & Poor's 500 Index, 2 for example, returned 5.49%. Despite rapidly spreading cracks in the credit markets, equity markets finished positive for the fiscal year. In terms of currencies and their impact on investment results for foreign holdings, the U.S. dollar declined against most currencies. This increases the value in U.S. dollar terms of returns on foreign holdings.

Fund Performance

The fund was positioned during the reporting period to benefit from a significant decline in U.S. equity prices. The fund had substantial cash reserves in addition to put options 3 as a hedge against an anticipated decline in stock prices. The put options on U.S. equity indexes would increase in value if stock prices fell. Since the market rose over the course of the year, the fund had significant net losses on the put options that aggravated the missed profit opportunity from holding cash reserves and short-term government notes instead of holding more in equities. The rationale for the fund's strategy was that market bubble history and market valuation history in general, and rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during the reporting period.

Among equity sector returns, Energy and Telecommunication services securities generally had positive returns for the fund and were more than offset by losses in gold, 4 Information Technology, and Financial Services securities.

In terms of currency impact on the fund, the general decline in the foreign-exchange value of the U.S. dollar had a positive impact on the fund, as it enhanced the U.S.-dollar based returns of the fund's foreign holdings relative to their local market returns, as foreign returns were converted into more (cheaper) U.S. dollars. In particular, the Canadian dollar and Swiss Franc had positive returns for the fund.

1 The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Merrill Lynch 91 Day Treasury Bill Index measures the return on U.S. Treasury Bills maturing in 90 days. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

3 Investments in put options are subject to additional risks.

4 Investments in gold and precious metals may be subject to additional risks.

GROWTH OF A $10,000 INVESTED IN FEDERATED MARKET OPPORTUNITY FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Market Opportunity Fund II (the "Fund") from March 31, 2006 (start of performance) to December 31, 2007 compared to the Russell 3000 Value Index (R3000V) 2 and the blended benchmark, consisting of 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB). 2

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	(1.48)%
Start of Performance (3/31/2006)	2.06%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB measures the return on U.S. Treasury Bills maturing in 90 days. The R3000V and the 70%R3000V/30% ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2007, the Fund's portfolio composition 1 by asset class was as follows:

Percentage of Total Net Assets
International Equity	13.7%
U.S. Equity	8.5%
U.S. Fixed-Income Securities	2.3%
Put Options	1.8%
Cash Equivalents [2]	72.9%
Other Assets and Liabilities--Net [3]	0.8%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2007

Shares			Value
		COMMON STOCKS--22.2%
		Consumer Discretionary--3.0%
2,500	[1]	Office Depot, Inc.	$34,775
1,400		Sankyo Co., Ltd.	64,907
2,500		Sega Sammy Holdings, Inc.	31,210
		TOTAL	130,892
		Consumer Staples--1.0%
5,000		Tate & Lyle	43,878
		Energy--6.7%
5,500		Canetic Resources Trust	73,865
1,100	[1]	Enerplus Resources Fund	44,055
3,400		Patterson-UTI Energy, Inc.	66,368
3,100		Pengrowth Energy Trust	55,344
2,080		Penn West Energy Trust	54,080
		TOTAL	293,712
		Health Care--2.1%
1,400	[1]	Forest Laboratories, Inc., Class A	51,030
600		Johnson & Johnson	40,020
		TOTAL	91,050
		Information Technology--3.0%
2,900		Electronic Data Systems Corp.	60,117
800	[1]	Lexmark International Group, Class A	27,888
2,700	[1]	Symantec Corp.	43,578
		TOTAL	131,583
		Materials--4.4%
10,200	[1]	Coeur d'Alene Mines Corp.	50,388
6,700		Gold Fields Ltd., ADR	95,140
900		Goldcorp, Inc., Class A	30,537
1,700	[1]	Harmony Gold Mining Co. Ltd., ADR	17,527
		TOTAL	193,592
		Telecommunication Services--2.0%
52		NTT DoCoMo, Inc.	86,157
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,037,458)	970,864
Principal Amount or Shares			Value
		CORPORATE BOND--2.3%
		Financials--2.3%
$11,000,000	[1]	International Bank Recon & Develop, Series 670, 2.00%, 2/18/2008 (IDENTIFIED COST $89,792)	$98,575
		PURCHASED PUT OPTIONS--1.8%
45	[1]	Materials Select Sector SPDR Trust, Strike Price $43, Expiration Date 3/22/2008	13,050
12	[1]	Midcap SPDR Trust Series 1, Strike Price $170, Expiration Date 1/19/2008	17,760
7	[1]	Midcap SPDR Trust Series 1, Strike Price $164, Expiration Date 3/22/2008	7,840
30	[1]	Powershares QQQ NASDAQ 100 Shares, Strike Price $55, Expiration Date 1/19/2008	11,205
61	[1]	Powershares QQQ NASDAQ 100 Shares, Strike Price $55, Expiration Date 3/31/2008	27,145
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $91,110)	77,000
		REPURCHASE AGREEMENTS--72.9%
$1,080,000		Interest in $2,000,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which Bear Stearns & Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 11/25/2037 for $2,000,538,889 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,058,906,882.	1,080,000
1,022,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349.	1,022,000
1,080,000		Interest in $4,000,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 11/1/2047 for $4,001,077,778 on 1/2/2008. The market value of the underlying securities at the end of the period was $4,087,265,605.	1,080,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	3,182,000
		TOTAL INVESTMENTS--99.2% (IDENTIFIED COST $4,400,360) [2]	4,328,439
		OTHER ASSETS AND LIABILITIES - NET--0.8% [3]	34,031
		TOTAL NET ASSETS--100%	$4,362,470

At December 31, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
6/4/2008	10,940,255 Japanese Yen	68,085 Euro Currency	$1,559
1/31/2008	152,660 Swiss Franc	131,700 U.S. Dollar	$3,413
1/31/2008	152,613 Swiss Franc	131,700 U.S. Dollar	$3,371
Contracts Sold:
1/2/2008	1,762 Canadian Dollar	1,795 U.S. Dollar	$10
2/21/2008	161,978 Canadian Dollar	165,000 U.S. Dollar	$790
2/21/2008	181,471 Canadian Dollar	184,422 U.S. Dollar	$450
6/4/2008	68,085 Euro Currency	10,940,255 Japanese Yen	$(1,653)
6/4/2008	50,000 Euro Currency	72,984 U.S. Dollar	$(148)
1/31/2008	152,613 Swiss Franc	137,065 U.S. Dollar	$1,994
1/31/2008	152,660 Swiss Franc	137,109 U.S. Dollar	$1,996
6/4/2008	129,409 Euro Currency	190,890 U.S. Dollar	$1,612
6/4/2008	93,312 Pound Sterling	190,890 U.S. Dollar	$6,002
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$19,396

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $4,400,737.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in repurchase agreements	$3,182,000
Investments in securities	1,146,439
Total investments in securities, at value (identified cost $4,400,360)		$4,328,439
Cash		458
Cash denominated in foreign currencies (identified cost $17,914)		18,423
Income receivable		4,336
Receivable for foreign exchange contracts		21,197
Receivable for investments sold		42,176
TOTAL ASSETS		4,415,029
Liabilities:
Payable for investments purchased	5,244
Payable for shares redeemed	681
Payable for custodian fees	2,663
Payable for transfer and dividend disbursing agent fees and expenses	3,885
Payable for auditing fees	26,000
Payable for insurance premiums	6,092
Payable for portfolio accounting fees	3,566
Payable for distribution services fee (Note 5)	943
Payable for foreign exchange contracts	1,801
Accrued expenses	1,684
TOTAL LIABILITIES		52,559
Net assets for 425,529 shares outstanding		$4,362,470
Net Assets Consist of:
Paid-in capital		$4,436,638
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(51,972)
Accumulated net realized loss on investments and foreign currency transactions		(210,060)
Undistributed net investment income		187,864
TOTAL NET ASSETS		$4,362,470
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($4,362,470 ÷ 425,529 shares outstanding), no par value, unlimited shares authorized		$10.25

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Interest			$193,259
Dividends (net of foreign taxes withheld of $4,784)			43,148
TOTAL INCOME			236,407
Expenses:
Investment adviser fee (Note 5)		$39,829
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		11,609
Transfer and dividend disbursing agent fees and expenses		14,089
Directors'/Trustees' fees		1,079
Auditing fees		26,000
Legal fees		12,955
Portfolio accounting fees		54,424
Distribution services fee (Note 5)		13,276
Printing and postage		9,301
Insurance premiums		6,092
Miscellaneous		1,702
TOTAL EXPENSES		340,356
Waivers, Reimbursement and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(39,829)
Waiver of administrative personnel and services fee	(24,946)
Reimbursement of other operating expenses	(203,629)
Fees paid indirectly from directed brokerage arrangements	(41)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(268,445)
Net expenses			71,911
Net investment income			164,496
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(181,630)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(111,979)
Net realized and unrealized loss on investments and foreign currency transactions			(293,609)
Change in net assets resulting from operations			$(129,113)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 12/31/2007	Period Ended 12/31/2006 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$164,496	$61,720
Net realized loss on investments and foreign currency transactions	(181,630)	(5,102)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(111,979)	60,007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(129,113)	116,625
Distributions to Shareholders:
Distributions from net investment income	(61,681)	--
Share Transactions:
Proceeds from sale of shares	5,621,313	5,452,106
Net asset value of shares issued to shareholders in payment of distributions declared	61,681	--
Cost of shares redeemed	(5,827,251)	(871,210)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(144,257)	4,580,896
Change in net assets	(335,051)	4,697,521
Net Assets:
Beginning of period	4,697,521	--
End of period (including undistributed net investment income of $187,864 and $61,642, respectively)	$4,362,470	$4,697,521

1 Reflects operations for the period from March 31, 2006 (date of initial public investment) to December 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide moderate capital appreciation and high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

	Year Ended 12/31/2007	Period Ended 12/31/2006 [1]
Shares sold	545,206	531,211
Shares issued to shareholders in payment of distributions declared	5,994	--
Shares redeemed	(572,234)	(84,648)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(21,034)	446,563

1 Reflects operations for the period from March 31, 2006 (date of initial public investment) to December 31, 2006.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, partnership adjustments and dollar-roll adjustments.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$23,407	$(23,407)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$61,681	$--

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$207,249
Net unrealized depreciation	$(71,734)
Capital loss carryforward	$(209,683)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for discount accretion/premium amortization on debt securities and partnership adjustments.

At December 31, 2007, the cost of investments for federal tax purposes was $4,400,737. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $72,298. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $57,945 and net unrealized depreciation from investments for those securities having an excess of cost over value of $130,243.

At December 31, 2007, the Fund had a capital loss carryforward of $209,683 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follow.

Expiration Year	Expiration Amount
2014	$20,383
2015	$189,300

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended December 31, 2007, the Adviser voluntarily waived $39,829 of its fee and voluntarily reimbursed $203,629 of other operating expenses.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2007, the Sub-Adviser earned a sub-adviser fee of $744.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 2.355% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $24,946 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2007, FSC retained $101 of fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2007, the Fund's expenses were reduced by $41 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007, were as follows:

Purchases	$2,011,960
Sales	$2,131,864

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND THE SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Market Opportunity Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 31, 2006 (inception date) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Market Opportunity Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from March 31, 2006 to December 31, 2006, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED MARKET OPPORTUNITY FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve these contracts reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.

The Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

The Board also considered the anticipated compensation and benefits to be received by the Adviser and subadviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services that may be received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to other Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. The Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete. In this regard, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the other Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

The Board based its decision to approve the contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contracts reflects its determination that, based upon the information previously requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916769

36187 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$25.64		$23.69		$21.02		$18.22		$13.00
Income From Investment Operations:
Net investment income (loss)	--		--		--		--		--
Net realized and unrealized gain (loss) on investments	4.62		1.95		2.67		2.80		5.22
TOTAL FROM INVESTMENT OPERATIONS	4.62		1.95		2.67		2.80		5.22
Net Asset Value, End of Period	$30.26		$25.64		$23.69		$21.02		$18.22
Total Return [2]	18.02%		8.23%		12.70%		15.37%		40.15	% [3]

Ratios to Average Net Assets:
Net expenses	1.28	% [4]	1.27	% [4]	1.22	% [4]	1.17	% [4]	1.23	% [4]
Net investment income (loss)	(0.64)%		(0.56)%		(0.49)%		(0.42)%		(0.72)%
Expense waiver/reimbursement [5]	0.11%		0.04%		0.04%		0.04%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$40,258		$46,134		$56,879		$62,563		$64,269
Portfolio turnover	119%		116%		132%		148%		173%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

3 During the year ended December 31, 2003, the Fund received payments from the Adviser for certain losses on investments. This increased the total return by 0.07%.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 are 1.28%, 1.26%, 1.20%, 1.16% and 1.20%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$1,023.70	$6.58
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.70	$6.56

1 Expenses are equal to the Fund's annualized net expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

MARKET OVERVIEW

Midcap growth stocks performed strongly for the reporting period relative to value stocks and the aggregate market. The Russell Midcap Growth Index 1 (RMGI) had a total return of 11.43%. This figure exceeded the total return of the Russell Midcap Value Index 2 (which had a total return of (1.42)%) by 1285 basis points. The RMGI also outperformed the Standard & Poor's 500 Index 3 (which had a total return of 5.49%) by 594 basis points.

The most significant issues during the reporting period were the wide variation in energy prices and the effect of subprime mortgage difficulties and the impact of these issues on the growth rate of the economy.

FUND PERFORMANCE

The fund's total return for the fiscal year ended December 31, 2007 was 18.02%. The total return of the RMGI was 11.43% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the RMGI.

The fund's performance, compared to the RMGI, benefited from its stock selection in the Industrials, Materials and Energy sectors relative to those in the RMGI. Stock selection in the Consumer Discretionary and Health Care sectors also aided performance.

Individual stocks contributing to the fund's performance cut across a variety of sectors and included Foster Wheeler, Ltd. (averaged 1.04% of net assets), an engineering and construction company, which gained 181% during the reporting period; Ansys Inc. (averaged 1.17% of net assets), a developer of simulation software, which gained 91% during the reporting period; and Harsco Corp. (averaged 1.77% of net assets) an industrial services and engineered products company, which rose 71%.

The fund's relative performance suffered from its stock selection in the Information Technology sector. Specific fund holdings that detracted from fund performance included Collective Brands Inc. (averaged 0.86% of net assets), a shoe retailer; Gartner Group Inc. ( averaged 0.85% of net assets) and the lack of ownership for most of the period of National Oilwell Varco Inc. which engages in the design, construction, manufacture and sale of systems, components, and products to the oil and gas industries worldwide.

1 Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Investments cannot be made directly in an index.

2 The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. Investments cannot be made directly in an index.

3 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED MID CAP GROWTH STRATEGIES FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Mid Cap Growth Strategies Fund II (the "Fund") from December 31, 1997 to December 31, 2007 compared to the Russell MidCap Growth Index (RMGI). 2

Average Annual Total Returns for the Period Ended 12/31/2007
1 Year	18.02%
5 Years	18.41%
10 Years	8.00%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contract.

Portfolio of Investments Summary Table

At December 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	17.6%
Industrials	17.5%
Health Care	14.5%
Consumer Discretionary	14.0%
Energy	13.6%
Financials	8.2%
Materials	6.2%
Consumer Staples	4.1%
Telecommunication Services	2.3%
Securities Lending Collateral [2]	0.3%
Cash Equivalents [3]	3.5%
Other Assets and Liabilities--Net [4]	(1.8)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include investments in money market mutual funds and/or overnight repurchase agreements other than those representing Securities Lending Collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2007

Shares			Value
		COMMON STOCKS--95.9%
		Consumer Discretionary--14.0%
3,500		Abercrombie & Fitch Co., Class A	$279,895
2,000	[1]	Amazon.com, Inc.	185,280
12,900		American Eagle Outfitters, Inc.	267,933
7,000	[1]	Coach, Inc.	214,060
4,900		Darden Restaurants, Inc.	135,779
3,400	[1]	Echostar Communications Corp., Class A	128,248
13,300	[1]	GSI Commerce, Inc.	259,350
5,100	[1]	GameStop Corp.	316,761
1,800		Garmin Ltd.	174,600
6,000	[1]	Gymboree Corp.	182,760
5,000	[1]	Kohl's Corp.	229,000
12,300		Newell Rubbermaid, Inc.	318,324
4,300		Nordstrom, Inc.	157,939
8,000		Omnicom Group, Inc.	380,240
7,600		Penney (J.C.) Co., Inc.	334,324
4,400		Polo Ralph Lauren Corp., Class A	271,876
5,700		Royal Caribbean Cruises Ltd.	241,908
19,800	[1]	Saks, Inc.	411,048
5,300		Starwood Hotels & Resorts Worldwide, Inc.	233,359
12,200		TJX Cos., Inc.	350,506
7,800		Tupperware Brands Corp.	257,634
7,700		Yum! Brands, Inc.	294,679
		TOTAL	5,625,503
		Consumer Staples--4.1%
8,800		Avon Products, Inc.	347,864
4,500		Campbell Soup Co.	160,785
3,500		Clorox Corp.	228,095
6,000		Estee Lauder Cos., Inc., Class A	261,660
3,500		H.J. Heinz Co.	163,380
4,700	[1]	Hansen Natural Corp.	208,163
2,100		Hershey Foods Corp.	82,740
7,500		Kroger Co.	200,325
		TOTAL	1,653,012
		Energy--13.6%
2,700		Apache Corp.	290,358
6,100		CONSOL Energy, Inc.	436,272
7,900		Chesapeake Energy Corp.	309,680
3,300		Devon Energy Corp.	293,403
2,400		Diamond Offshore Drilling, Inc.	340,800
2,400		EOG Resources, Inc.	214,200
5,700	[1]	FMC Technologies, Inc.	323,190
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
3,600	[1]	Grant Prideco, Inc.	$199,836
7,300		Helmerich & Payne, Inc.	292,511
4,100	[1]	National-Oilwell, Inc.	301,186
5,500	[1]	Newfield Exploration Co.	289,850
4,500		Noble Corp.	254,295
6,100	[1]	Pride International, Inc.	206,790
4,000		Range Resources Corp.	205,440
2,700		Smith International, Inc.	199,395
5,500	[1]	Southwestern Energy Co.	306,460
6,800		Sunoco, Inc.	492,592
2,300		Tesoro Petroleum Corp.	109,710
5,700	[1]	Weatherford International Ltd.	391,020
		TOTAL	5,456,988
		Financials--6.1%
5,500		Ace Ltd.	339,790
1,600	[1]	Affiliated Managers Group	187,936
3,400	[1]	Arch Capital Group Ltd.	239,190
7,300		Commerce Bancorp, Inc.	278,422
2,100		Nymex Holdings, Inc.	280,581
3,800		Prologis	240,844
2,800		RenaissanceRe Holdings Ltd.	168,672
9,000		T. Rowe Price Group, Inc.	547,920
4,400		Waddell & Reed Financial, Inc., Class A	158,796
		TOTAL	2,442,151
		Health Care--14.5%
7,600		Allergan, Inc.	488,224
4,800		Becton, Dickinson & Co.	401,184
10,800	[1]	BioMarin Pharmaceutical, Inc.	382,320
3,500	[1]	Biogen Idec, Inc.	199,220
7,900	[1]	Cephalon, Inc.	566,904
2,800	[1]	Coventry Health Care, Inc.	165,900
16,000	[1]	Elan Corp. PLC, ADR	351,680
7,500	[1]	Express Scripts, Inc., Class A	547,500
6,700	[1]	Forest Laboratories, Inc., Class A	244,215
37,700	[1]	Isis Pharmaceuticals, Inc.	593,775
4,200		McKesson HBOC, Inc.	275,142
3,600	[1]	Medco Health Solutions, Inc.	365,040
7,000	[1]	Myriad Genetics, Inc.	324,940
3,200	[1]	Pharmion Corp.	201,152
6,700		Shire PLC, ADR	461,965
6,900	[1]	St. Jude Medical, Inc.	280,416
		TOTAL	5,849,577
Shares			Value
		COMMON STOCKS--continued
		Industrials--17.5%
3,300	[1]	Alliant Techsystems, Inc.	$375,408
13,000	[1]	BE Aerospace, Inc.	687,700
5,455		Belden, Inc.	242,748
8,700		Chicago Bridge & Iron Co., N.V.	525,828
700	[1]	First Solar, Inc.	186,998
10,100		Flowserve Corp.	971,620
2,700		Fluor Corp.	393,444
3,100	[1]	Foster Wheeler Ltd.	480,562
9,300		Harsco Corp.	595,851
15,100	[1]	Hexcel Corp.	366,628
1,500	[1]	Jacobs Engineering Group, Inc.	143,415
4,000		Norfolk Southern Corp.	201,760
4,100		Precision Castparts Corp.	568,670
6,100		Rockwell Collins	439,017
2,200	[1]	Shaw Group, Inc.	132,968
2,100	[1]	Suntech Power Holdings Co. Ltd., ADR	172,872
5,900		Textron, Inc.	420,670
2,800	[1]	Thomas & Betts Corp.	137,312
		TOTAL	7,043,471
		Information Technology--17.6%
13,000	[1]	Activision, Inc.	386,100
11,700	[1]	Adobe Systems, Inc.	499,941
3,000	[1]	Agilent Technologies, Inc.	110,220
9,500	[1]	Akamai Technologies, Inc.	328,700
14,900	[1]	Amdocs Ltd.	513,603
12,400	[1]	Ansys, Inc.	514,104
1,500	[1]	Apple, Inc.	297,120
7,400	[1]	Broadcom Corp.	193,436
35,900	[1]	Cadence Design Systems, Inc.	610,659
15,400	[1]	Cognizant Technology Solutions Corp.	522,676
3,300	[1]	CommScope, Inc.	162,393
16,700		Corning, Inc.	400,633
6,000	[1]	Electronic Arts, Inc.	350,460
22,000	[1]	Gartner Group, Inc., Class A	386,320
2,900		KLA-Tencor Corp.	139,664
4,600		Linear Technology Corp.	146,418
4,000	[1]	MEMC Electronic Materials, Inc.	353,960
1,000		Mastercard, Inc.	215,200
6,000	[1]	NVIDIA Corp.	204,120
6,900	[1]	Neutral Tandem, Inc.	131,238
17,500	[1]	Quest Software, Inc.	322,700
1,500	[1]	Research in Motion Ltd.	170,100
1,700	[1,2]	VMware, Inc., Class A	144,483
		TOTAL	7,104,248
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--6.2%
5,900		Agrium, Inc.	$426,039
4,000		Cleveland Cliffs, Inc.	403,200
14,700	[1]	Crown Holdings, Inc.	377,055
1,400		Martin Marietta Materials	185,640
5,900		Nucor Corp.	349,398
9,600	[1]	Owens-Illinois, Inc.	475,200
10,900	[1]	Pactiv Corp.	290,267
		TOTAL	2,506,799
		Telecommunication Services--2.3%
9,700	[1]	American Tower Systems Corp.	413,220
8,800	[1]	Crown Castle International Corp.	366,080
3,100	[1]	NII Holdings, Inc.	149,792
		TOTAL	929,092
		TOTAL COMMON STOCKS (IDENTIFIED COST $32,306,108)	38,610,841
		EXCHANGE TRADED MUTUAL FUNDS--2.1%
		Diversified Financials--2.1%
2,786		iShares MSCI Emerging Market Fund	418,736
1,665		iShares S&P Latin American 40 Index Fund	414,436
		TOTAL EXCHANGE TRADED MUTUAL FUNDS (IDENTIFIED COST $813,917)	833,172
		REPURCHASE AGREEMENTS--3.8%
$1,405,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349.	1,405,000
138,000		Interest in $4,000,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 11/1/2047 for $4,001,077,778 on 1/2/2008. The market value of the underlying securities at the end of the period was $4,087,265,605 (purchased with proceeds from securities lending collateral).	138,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	1,543,000
		TOTAL INVESTMENTS--101.8% (IDENTIFIED COST $34,663,025) [3]	40,987,013
		OTHER ASSETS AND LIABILITIES - NET--(1.8)% [4]	(728,964)
		TOTAL NET ASSETS--100%	$40,258,049

1 Non-income producing security.

2 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $34,754,426.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Total investments in securities, at value, including $135,984 of securities loaned (identified cost $34,663,025)		$40,987,013
Cash		2,965
Income receivable		37,117
Receivable for investments sold		203,316
Receivable for shares sold		2,505
TOTAL ASSETS		41,232,916
Liabilities:
Payable for investments purchased	$794,699
Payable for shares redeemed	24,349
Payable for collateral due to broker for securities loaned	138,000
Accrued expenses	17,819
TOTAL LIABILITIES		974,867
Net assets for 1,330,522 shares outstanding		$40,258,049
Net Assets Consist of:
Paid-in capital		$25,480,342
Net unrealized appreciation of investments		6,323,988
Accumulated net realized gain on investments		8,453,719
TOTAL NET ASSETS		$40,258,049
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$40,258,049 ÷ 1,330,522 shares outstanding, no par value, unlimited shares authorized		$30.26

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $969)			$236,543
Interest (including income on securities loaned of $13,934)			48,690
TOTAL INCOME			285,233
Expenses:
Investment adviser fee (Note 5)		$336,140
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		12,733
Transfer and dividend disbursing agent fees and expenses		15,956
Directors'/Trustees' fees		1,837
Auditing fees		23,045
Legal fees		9,938
Portfolio accounting fees		47,112
Printing and postage		16,796
Insurance premiums		5,077
Miscellaneous		4,598
TOTAL EXPENSES		623,232
Waivers and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(22,840)
Waiver of administrative personnel and services fee	(24,551)
Fee paid indirectly for directed brokerage arrangements	(2,975)
TOTAL WAIVERS AND EXPENSE REDUCTION		(50,366)
Net expenses			572,866
Net investment income (loss)			(287,633)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			9,307,657
Net change in unrealized appreciation of investments			(1,444,505)
Net realized and unrealized gain on investments			7,863,152
Change in net assets resulting from operations			$7,575,519

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(287,633)	$(298,639)
Net realized gain on investments	9,307,657	7,312,246
Net change in unrealized appreciation/depreciation of investments	(1,444,505)	(2,969,467)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,575,519	4,044,140
Share Transactions:
Proceeds from sale of shares	1,459,072	1,981,924
Cost of shares redeemed	(14,910,393)	(16,771,699)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,451,321)	(14,789,775)
Change in net assets	(5,875,802)	(10,745,635)
Net Assets:
Beginning of period	46,133,851	56,879,486
End of period	$40,258,049	$46,133,851

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Mid Cap Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$135,984	$138,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2007	2006
Shares sold	50,087	79,339
Shares redeemed	(518,660)	(680,861)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(468,573)	(601,522)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and net operating loss.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$3	$287,633	$(287,636)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income [1]	$1,481,773
Undistributed long-term capital gains	$7,063,347
Net unrealized appreciation	$6,232,587

1 Fo r tax purposes, short-term capital gains are considered ordinary income ..

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

At December 31, 2007, the cost of investments for federal tax purposes was $34,754,426. The net unrealized appreciation of investments for federal tax purposes was $6,232,587. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,354,082 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,121,495.

The Fund used capital loss carryforwards of $529,775 to offset taxable capital gains realized during the year ended December 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the Adviser voluntarily waived $22,840 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.280% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $24,551 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2007, the Fund's expenses were reduced by $2,975 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007, were as follows:

Purchases	$52,302,434
Sales	$66,420,278

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED MID CAP GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mid Cap Growth Strategies Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mid Cap Growth Strategies Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations : Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held : Director, Horatio Alger Association.

Previous Positions : Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED MID CAP GROWTH STRATEGIES FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund's performance for the three year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916702

G00433-07 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007	2006 [1]	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.047	0.044	0.027	0.008	0.007
Net realized gain on investments	0.000 [2]	0.000 [2]	0.000 [2]	0.000 [2]	0.000 [2]
TOTAL FROM INVESTMENT OPERATIONS	0.047	0.044	0.027	0.008	0.007
Less Distributions:
Distributions from net investment income	(0.047)	(0.044)	(0.027)	(0.008)	(0.007)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return [3]	4.78%	4.52%	2.70%	0.82%	0.69%

Ratios to Average Net Assets:
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	4.68%	4.45%	2.65%	0.79%	0.70%
Expense waiver/reimbursement [4]	0.17%	0.25%	0.21%	0.15%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$95,699	$74,623	$73,929	$83,660	$106,007

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Represents less than $0.001.

3 Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$1,023.50	$3.32
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.93	$3.31

1 Expenses are equal to the Fund's annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Portfolio of Investments Summary Tables

At December 31, 2007, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
Commercial Paper and Notes	57.9%
Variable Rate Demand Instruments	32.5%
Bank Instruments	7.5%
Repurchase Agreements	2.3%
Other Assets and Liabilities--Net [2]	(0.2)%
TOTAL	100.0%

At December 31, 2007, the Fund's effective maturity 3 schedule was as follows:

Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	29.6	% [4]
8-30 Days	35.8%
31-90 Days	18.7%
91-180 Days	13.3%
181 Days or more	2.8%
Other Assets and Liabilities--Net [2]	(0.2)%
TOTAL	100.0%

1 Commercial Paper and Notes include any fixed-rate security that is not a bank instrument. A variable rate demand instrument is any security which has an interest rate that resets periodically. See the Fund's Prospectus for descriptions of commercial paper, repurchase agreements and bank instruments.

2 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

3 Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.

4 Overnight securities comprised 4.2% of the Fund's portfolio.

Portfolio of Investments

December 31, 2007

Principal Amount			Value
		ASSET-BACKED SECURITIES--1.8%
		Finance - Automotive--1.4%
$110,038	[1]	CAL Securitization Trust 2007-1, Class A1, 5.424%, 7/15/2008	$110,038
500,000	[1,2]	Capital Auto Receivables Asset Trust 2007-SN2, Class A1, 5.105%, 12/15/2008	500,000
711,070	[1,2]	Ford Credit Auto Owner Trust 2007-B, Class A1, 5.291%, 10/15/2008	711,070
		TOTAL	1,321,108
		Insurance--0.4%
365,172		Capital One Auto Finance Trust 2007-C, Class A1, (FGIC GTD), 5.282%, 10/15/2008	365,172
		TOTAL ASSET-BACKED SECURITIES	1,686,280
		CERTIFICATES OF DEPOSIT--7.5%
		Banking--7.5%
500,000		Bank of Scotland, Edinburgh, 5.310%, 5/23/2008	500,000
1,000,000		Barclays Bank PLC, 5.300% - 5.312%, 1/16/2008 - 5/22/2008	1,000,000
700,000		Comerica Bank, 4.850%, 5/20/2008	700,000
500,000		Credit Suisse, Zurich, 5.290%, 4/11/2008	500,000
3,500,000		DePfa Bank PLC, 4.810% - 5.055%, 4/14/2008 - 6/4/2008	3,500,000
1,000,000		Natixis, 4.860%, 6/18/2008	1,000,000
		TOTAL CERTIFICATES OF DEPOSIT	7,200,000
		COLLATERALIZED LOAN AGREEMENTS--10.4%
		Banking--4.2%
2,000,000		Deutsche Bank Securities, Inc., 4.700%, 1/2/2008	2,000,000
2,000,000		UBS Securities LLC, 4.650%, 1/2/2008	2,000,000
		TOTAL	4,000,000
		Brokerage--6.2%
2,000,000		Bear Stearns & Co., Inc., 4.750%, 1/2/2008	2,000,000
4,000,000		Lehman Brothers, Inc., 5.019% - 5.336%, 1/25/2008 - 1/31/2008	4,000,000
		TOTAL	6,000,000
		TOTAL COLLATERALIZED LOAN AGREEMENTS	10,000,000
		COMMERCIAL PAPER--37.7% [3]
		Aerospace/Auto--1.5%
900,000	[1,2]	Nissan Motor Acceptance Corp., (Nissan Motor Co., Ltd. Support Agreement), 5.240% - 5.500%, 1/28/2008	896,365
500,000	[1,2]	Volkswagen of America, Inc., (Volkswagen AG, GTD), 5.500%, 2/27/2008	495,646
		TOTAL	1,392,011
		Banking--5.7%
1,000,000	[1,2]	Fountain Square Commercial Funding Corp., 5.600%, 2/22/2008	991,911
4,500,000	[1,2]	Long Lane Master Trust IV, (Bank of America N.A. SWP), 4.850% - 5.200%, 1/24/2008 - 4/18/2008	4,473,806
		TOTAL	5,465,717
		Finance - Automotive--2.9%
2,800,000		FCAR Auto Loan Trust (Series A1+/P1), 4.680% - 4.900%, 1/15/2008 - 4/25/2008	2,781,620
		Finance - Commercial--5.2%
1,000,000		CIT Group, Inc., 5.620%, 1/17/2008	997,502
4,000,000	[1,2]	Fairway Finance Co. LLC, 4.940% - 6.100%, 1/24/2008 - 2/7/2008	3,983,231
		TOTAL	4,980,733
Principal Amount			Value
		COMMERCIAL PAPER--continued [3]
		Finance - Retail--15.6%
$4,700,000	[1,2]	Alpine Securitization Corp., 4.880% - 4.960%, 1/23/2008 - 2/12/2008	$4,675,765
1,000,000	[1,2]	Barton Capital LLC, 6.100%, 1/24/2008	996,103
2,000,000	[1,2]	Chariot Funding LLC, 5.200%, 2/22/2008	1,984,978
3,300,000	[1,2]	Sheffield Receivables Corp., 4.750% - 5.200%, 2/1/2008 - 2/5/2008	3,285,247
4,000,000	[1,2]	Yorktown Capital LLC, 4.910%, 1/25/2008	3,986,907
		TOTAL	14,929,000
		Finance - Securities--4.9%
4,000,000	[1,2]	Perry Global Funding LLC (Series A), 4.850% - 6.200%, 1/25/2008 - 2/4/2008	3,982,572
750,000	[1,2]	Sigma Finance, Inc., (Sigma Finance Corp., GTD), 5.250%, 4/21/2008	737,859
		TOTAL	4,720,431
		Food & Beverage--1.0%
900,000	[1,2]	H.J. Heinz Finance Co., (H.J. Heinz Co., GTD), 5.100% - 5.150%, 1/9/2008 - 1/28/2008	897,898
		Retail--0.9%
900,000		Home Depot, Inc., 5.000% - 5.530%, 1/30/2008 - 2/15/2008	894,933
		TOTAL COMMERCIAL PAPER	36,062,343
		CORPORATE BONDS--1.6%
		Finance - Retail--1.6%
1,500,000	[1,2]	SLM Corp., 5.102% - 5.231%, 4/14/2008 - 5/12/2008	1,500,000
		CORPORATE NOTES--4.5%
		Banking--1.0%
1,000,000		First Tennessee Bank, N.A., 3.822%, 1/18/2008	999,251
		Brokerage--2.1%
2,000,000		Goldman Sachs Group, Inc., 5.235% - 5.271%, 1/2/2008 - 1/7/2009	2,000,000
		Finance - Securities--1.4%
800,000	[1,2]	K2 (USA) LLC, (K2 Corp., GTD), 5.350% - 5.400%, 5/21/2008 - 6/16/2008	800,000
500,000	[1,2]	Sigma Finance, Inc., (Sigma Finance Corp., GTD), 5.350%, 5/22/2008	500,000
		TOTAL	1,300,000
		TOTAL CORPORATE NOTES	4,299,251
		LOAN PARTICIPATION--1.9%
		Miscellaneous--1.9%
1,800,000		Cargill, Inc., 4.950%, 1/28/2008	1,800,000
		NOTES - VARIABLE--32.5% [4]
		Banking--21.0%
1,500,000	[1,2]	Australia & New Zealand Banking Group, Melbourne, 5.110%, 3/5/2008	1,500,000
2,000,000		BNP Paribas SA, 4.798%, 1/28/2008	1,998,463
1,000,000	[1,2]	Bank of Scotland, Edinburgh, 5.233%, 1/9/2008	1,000,000
1,000,000	[1,2]	DePfa Bank PLC, 5.050%, 3/15/2008	1,000,006
2,000,000		Goldleaf Mortgage LLC (Series 2007-A), (Marshall & Ilsley Bank, Milwaukee LOC), 4.890%, 1/3/2008	2,000,000
3,535,000		Home City Ice Co. & H.C. Transport (Series 2000), (U.S. Bank, N.A. LOC), 5.120%, 1/3/2008	3,535,000
1,970,000		Kansas City, MO, Tax Increment Financing Commission, President Hotel, (MBIA Insurance Corp., INS), 4.885%, 1/3/2008	1,970,000
955,000		Lancaster, PA, IDA, Snavely's Mill, Inc. (Series 2003 - B), (Fulton Bank LOC), 5.210%, 1/3/2008	955,000
1,000,000		Marshall & Ilsley Bank, Milwaukee, 4.835%, 1/25/2008	1,000,000
2,000,000		National City Bank, 4.909%, 2/13/2008	2,000,000
125,000		Roby Co. Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 4.955%, 1/3/2008	125,000
2,000,000		Wachovia Bank N.A., 5.200%, 1/3/2008	1,996,209
1,000,000	[1,2]	Westpac Banking Corp. Ltd., Sydney, 5.018%, 1/16/2008	1,000,000
		TOTAL	20,079,678
Principal Amount			Value
		NOTES - VARIABLE--continued [4]
		Brokerage--4.2%
$1,000,000		Merrill Lynch & Co., Inc., 5.036%, 1/24/2008	$1,000,000
3,000,000		Morgan Stanley, 4.680%, 1/2/2008	2,999,290
		TOTAL	3,999,290
		Finance - Commercial--1.0%
1,000,000		General Electric Capital Corp., 5.263%, 1/9/2008	1,000,000
		Finance - Retail--0.5%
500,000	[1,2]	Paradigm Funding LLC, 4.866%, 1/23/2008	499,997
		Finance - Securities--3.7%
2,000,000	[1,2]	K2 (USA) LLC, (K2 Corp., GTD), 4.315% - 4.849%, 1/1/2008 - 2/15/2008 (Final Maturity 3/17/2008-8/15/2008)	1,999,855
1,500,000	[1,2]	Sigma Finance, Inc., (Sigma Finance Corp., GTD), 4.315% - 4.770%, 1/1/2008 (Final Maturity 2/19/2008-5/30/2008)	1,499,970
		TOTAL	3,499,825
		Insurance--2.1%
2,000,000	[1,2]	Pacific Life Global Funding, 5.306%, 1/4/2008	2,000,036
		TOTAL NOTES - VARIABLE	31,078,826
		REPURCHASE AGREEMENT--2.3%
2,248,000		Interest in $4,000,000,000 joint repurchase agreement 5.150%, dated 12/31/2007 under which Citigroup Global Markets, Inc. will repurchase U.S. Government Agency securities with various maturities to 12/25/2046 for $4,001,144,444 on 1/2/2008. The market value of the underlying securities at the end of the period was $4,108,047,149.	2,248,000
		TOTAL INVESTMENTS--100.2% (AT AMORTIZED COST) [5]	95,874,700
		OTHER ASSETS AND LIABILITIES - NET--(0.2)% [6]	(175,847)
		TOTAL NET ASSETS--100%	$95,698,853

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2007, these restricted securities amounted to $46,009,260 which represented 48.1% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2007, these liquid restricted securities amounted to $45,899,222 which represented 48.0% of total net assets.

3 Discount rate at the time of purchase.

4 Floating rate note with current rate and next reset date shown.

5 Also represents cost for federal tax purposes.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronyms are used throughout this portfolio:

FGIC	--Financial Guaranty Insurance Company
GTD	--Guaranteed
IDA	--Industrial Development Authority
INS	--Insured
LOC	--Letter of Credit
SWP	--Swap Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Total investments in securities, at amortized cost and value		$95,874,700
Cash		4,299
Income receivable		390,917
Receivable for shares sold		98,231
TOTAL ASSETS		96,368,147
Liabilities:
Payable for shares redeemed	$642,020
Accrued expenses	27,274
TOTAL LIABILITIES		669,294
Net assets for 95,902,917 shares outstanding		$95,698,853
Net Assets Consist of:
Paid-in capital		$95,902,465
Accumulated net realized loss on investments		(203,660)
Undistributed net investment income		48
TOTAL NET ASSETS		$95,698,853
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$95,698,853 ÷ 95,902,917 shares outstanding, no par value, unlimited shares authorized		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Interest			$4,898,820
Expenses:
Investment adviser fee (Note 5)		$458,731
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		29,866
Transfer and dividend disbursing agent fees and expenses		17,996
Directors'/Trustees' fees		2,173
Auditing fees		18,546
Legal fees		9,941
Portfolio accounting fees		42,735
Printing and postage		18,631
Insurance premiums		5,190
Miscellaneous		556
TOTAL EXPENSES		754,365
Waivers (Note 5):
Waiver of investment adviser fee	$(129,509)
Waiver of administrative personnel and services fee	(24,081)
TOTAL WAIVERS		(153,590)
Net expenses			600,775
Net investment income			4,298,045
Net realized gain on investments			17,527
Change in net assets resulting from operations			$4,315,572

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,298,045	$3,359,671
Net realized gain on investments	17,527	5,356
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,315,572	3,365,027
Distributions to Shareholders:
Distributions from net investment income	(4,298,117)	(3,359,551)
Share Transactions:
Proceeds from sale of shares	108,133,162	85,442,518
Net asset value of shares issued to shareholders in payment of distributions declared	4,298,117	3,359,551
Cost of shares redeemed	(91,373,344)	(88,112,948)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	21,057,935	689,121
Change in net assets	21,075,390	694,597
Net Assets:
Beginning of period	74,623,463	73,928,866
End of period (including undistributed net investment income of $48 and $120, respectively)	$95,698,853	$74,623,463

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Prime Money Market Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at December 31, 2007, is as follows:

Security	Acquisition Date	Acquisition Cost
CAL Securities Trust 2007-1, Class A1, 5.424%, 7/15/2008	6/19/2007	$110,038

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2007	2006
Shares sold	108,133,162	85,442,518
Shares issued to shareholders in payment of distributions declared	4,298,117	3,359,551
Shares redeemed	(91,373,344)	(88,112,948)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	21,057,935	689,121

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$4,298,117	$3,359,551

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$48
Capital loss carryforwards	$(203,660)

At December 31, 2007, the Fund had a capital loss carryforward of $203,660 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

The Fund used capital loss carryforwards of $17,527 to offset taxable capital gains realized during the year ended December 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the Adviser voluntarily waived $129,509 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.137% of average daily net assets of the Fund. FAS waived $24,081 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. CONCENTRATION OF RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd.; Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations : Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held : Director, Horatio Alger Association.

Previous Positions : Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED PRIME MONEY FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group during the year ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916504

G00842-01 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2007

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007	2006 [1]	2005	2004	2003
Net Asset Value, Beginning of Period	$11.29	$11.30	$11.67	$11.84	$11.71
Income From Investment Operations:
Net investment income	0.52 [2]	0.49 [2]	0.44 [2]	0.42 [2]	0.47 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	0.07	(0.04)	(0.30)	0.01	0.06
TOTAL FROM INVESTMENT OPERATIONS	0.59	0.45	0.14	0.43	0.53
Less Distributions:
Distributions from net investment income	(0.54)	(0.46)	(0.44)	(0.49)	(0.40)
Distributions from net realized gain on investments	--	--	(0.07)	(0.11)	--
TOTAL DISTRIBUTIONS	(0.54)	(0.46)	(0.51)	(0.60)	(0.40)
Net Asset Value, End of Period	$11.34	$11.29	$11.30	$11.67	$11.84
Total Return [3]	5.38%	4.15%	1.30%	3.62%	4.65%

Ratios to Average Net Assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	4.68%	4.43%	3.87%	3.56%	3.98%
Expense waiver/reimbursement [4]	0.06%	0.04%	0.29%	0.27%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$365,332	$390,738	$480,859	$518,023	$575,848
Portfolio turnover	23%	64%	43%	41%	87%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2007	2006 [1]	2005	2004	2003
Net Asset Value, Beginning of Period	$11.24	$11.25	$11.63	$11.82	$11.71
Income From Investment Operations:
Net investment income	0.49 [2]	0.46 [2]	0.41 [2]	0.38 [2]	0.42 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	0.07	(0.04)	(0.31)	0.01	0.08
TOTAL FROM INVESTMENT OPERATIONS	0.56	0.42	0.10	0.39	0.50
Less Distributions:
Distributions from net investment income	(0.51)	(0.43)	(0.41)	(0.47)	(0.39)
Distributions from net realized gain on investments	--	--	(0.07)	(0.11)	--
TOTAL DISTRIBUTIONS	(0.51)	(0.43)	(0.48)	(0.58)	(0.39)
Net Asset Value, End of Period	$11.29	$11.24	$11.25	$11.63	$11.82
Total Return [3]	5.14%	3.92%	0.99%	3.32%	4.44%

Ratios to Average Net Assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	4.43%	4.18%	3.62%	3.31%	3.60%
Expense waiver/reimbursement [4]	0.06%	0.04%	0.04%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$77,282	$75,850	$72,996	$64,698	$44,837
Portfolio turnover	23%	64%	43%	41%	87%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,042.30	$3.60
Service Shares	$1,000	$1,040.60	$4.89
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.68	$3.57
Service Shares	$1,000	$1,020.42	$4.84

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:

Primary Shares	0.70%
Service Shares	0.95%

Management's Discussion of Fund Performance

FUND PERFORMANCE AND SUMMARY

Federated Quality Bond Fund II, Primary Shares, produced a total return of 5.38% for the reporting period ended December 31, 2007. The fund's Service Shares produced a total return of 5.14% during the same time period. By comparison, during the same period, the return of the Lehman Brothers Intermediate U.S. Credit Index (LBICI), the fund's benchmark, was 5.60%. 1 The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBICI during the 12-month reporting period.

The fund's investment strategy focused on: (a) the selection of individual securities; (b) the credit ratings of portfolio securities (which indicates the risk that securities will default); and (c) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities). These were the most significant factors affecting the fund's performance during the 12-month reporting period in order of importance.

Market Overview

The subprime lending crisis emerged in 2007 to dominate the worries of investors. The investment-grade corporate market had one of the worst years in a long time as spreads widened considerably on growing fears of a recession. The crisis spawned a huge flight to quality in the second half of 2007 as investors moved into the comfort of Treasury securities at the expense of corporate bonds. Even AAA-rated agency-backed mortgage-backed securities' spreads widened considerably last year. The Federal Reserve Board moved quickly to ease monetary policy 1% in three steps, and instituted a special auction of discount window borrowings to help troubled financial institutions. After rising 5-25 basis points in the first half of 2007, short and intermediate Treasury interest rates fell 150-180 basis points in the second half of the year. The federal funds target rate stood at 4.25% as of December 31, 2007. The LBICI underperformed similar duration 2 Treasurys by (399) basis points in 2007.

Security Selection

Adding significantly to fund performance relative to the LBICI were positions in the financial sector including our positions in Trust-preferred securities. Some of the best performers in this sector were our positions in JPMorgan Chase & Co. , BlackRock, Inc. , and Liberty Mutual Group, Inc. We had other numerous small successes in credit selection such as CVS Caremark Corp. , Raytheon Co. , Atmos Energy Corp. , and Abbott Laboratories that also helped performance. Holdings that detracted from fund performance were in the financial sector and were very mortgage industry centered. Such holdings included Washington Mutual Bank , Capital One , Capmark Financial Group, Inc. , Nuveen Investments , and Barclays Bank PLC ..

Credit Quality and Sector

At the end of the reporting period, corporate bonds totaled 96% of the portfolio. Relative to the LBICI, the fund's overweight to A-rated and BBB-rated credits (i.e., investment-grade bonds of lower credit quality), and consequently an underweight to AAA-rated corporates, detracted from fund performance. Furthermore, investment-grade corporate bonds performed more poorly than other sectors of the investment-grade bond market, a factor that detracted from the fund's absolute performance due to its large exposure to corporate bonds.

Maturity and Yield Curve

Relative to the LBICI, the fund held more securities with intermediate maturities, while relatively avoiding securities with very short maturities and very long maturities (referred to as a "bulleted maturity approach"). As a result, the fund was positioned in the parts of the "yield curve" where bond prices increased by a relatively large amount compared to the benchmark. 3

1 The Lehman Brothers Intermediate U.S. Credit Index is an unmanaged index that consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years, a minimum amount outstanding of $250 million, and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). Investments cannot be made in an index.

2 Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Quality Bond Fund II (Primary Shares) (the "Fund") from April 28, 1999 (start of performance) to December 31, 2007, compared to the Lehman Brothers Intermediate U.S. Credit Index (LBICI). 2

Average Annual Total Returns for the Periods Ended 12/31/2007
1 Year	5.38%
5 Years	3.81%
Start of Performance (4/28/1999)	5.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBICI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBICI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LBICI consists of dollar-denominated, investment-grade, publicly issued securities with a maturity between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Quality Bond Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2007, compared to the Lehman Brothers Intermediate U.S. Credit Index (LBICI). 2

Average Annual Total Returns for the Periods Ended 12/31/2007
1 Year	5.14%
5 Years	3.55%
Start of Performance (4/30/2002)	4.52%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBICI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBICI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBICI consists of dollar-denominated, investment-grade, publicly issued securities with a maturity between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2007, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
Corporate Debt Securities	96.1%
U.S. Treasury and Agency Securities [2]	2.1%
Mortgage-Backed Securities [3,4]	0.0%
Derivative Contracts [5]	0.1%
Cash Equivalents [6]	0.4%
Other Assets and Liabilities--Net [7]	1.3%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of these security types.

2 For purposes of this table, U.S. Treasury and Agency Securities does not include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs).

3 For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by GSEs and adjustable rate mortgage-backed securities.

4 Represents less than 0.1%.

5 Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative Contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its net unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

6 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

7 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2007

Principal Amount			Value
		CORPORATE BONDS--95.2%
		Basic Industry - Chemicals--1.1%
$1,970,000		Albemarle Corp., Sr. Note, 5.10%, 2/1/2015	$1,891,079
850,000		Du Pont (E.I.) de Nemours & Co., 5.00%, 1/15/2013	858,157
1,300,000		Praxair, Inc., 3.95%, 6/1/2013	1,259,760
895,000		Rohm & Haas Co., 6.00%, 9/15/2017	904,737
		TOTAL	4,913,733
		Basic Industry - Metals & Mining--4.3%
1,480,000		Alcoa, Inc., Note, 5.55%, 2/1/2017	1,444,149
2,050,000		BHP Finance (USA), Inc., 4.80%, 4/15/2013	1,993,025
930,000		BHP Finance (USA), Inc., 5.00%, 12/15/2010	933,152
3,500,000		Barrick Gold Corp., 4.875%, 11/15/2014	3,337,535
5,020,000	[1,2]	Codelco, Inc., 4.75%, 10/15/2014	4,818,949
1,810,000		Newmont Mining Corp., Company Guarantee, 5.875%, 4/1/2035	1,578,318
2,300,000		Thiokol Corp., Sr. Note, 6.625%, 3/1/2008	2,305,369
1,250,000		Xstrata Canada Corp., 6.00%, 10/15/2015	1,273,115
1,200,000	[1,2]	Xstrata Finance Canada Ltd., Unsecd. Note, 5.50%, 11/16/2011	1,223,544
		TOTAL	18,907,156
		Basic Industry - Paper--1.5%
3,610,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	3,810,777
500,000		Westvaco Corp., 7.65%, 3/15/2027	530,212
2,000,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	2,101,722
		TOTAL	6,442,711
		Capital Goods - Aerospace & Defense--1.8%
1,005,000	[1,2]	BAE Systems Holdings, Inc., 4.75%, 8/15/2010	1,013,759
1,500,000		Boeing Co., Note, 5.125%, 2/15/2013	1,538,122
500,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/24/2017	475,650
3,200,000		Raytheon Co., Unsecd. Note, 5.375%, 4/1/2013	3,286,756
1,800,000		Rockwell Collins, Unsecd. Note, 4.75%, 12/1/2013	1,801,338
		TOTAL	8,115,625
		Capital Goods - Diversified Manufacturing--1.6%
1,530,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	1,633,275
2,300,000	[1,2]	Hutchison Whampoa Ltd., 6.50%, 2/13/2013	2,415,565
1,910,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, 6.00%, 2/15/2067	1,733,751
1,275,000		Thomas & Betts Corp., Note, 7.25%, 6/1/2013	1,314,780
		TOTAL	7,097,371
		Capital Goods - Environmental--1.4%
6,000,000		Waste Management, Inc., 7.375%, 8/1/2010	6,350,112
		Communications - Media & Cable--2.9%
6,500,000		Comcast Corp., 7.125%, 6/15/2013	6,940,026
750,000		Comcast Corp., Company Guarantee, 6.50%, 1/15/2017	782,262
3,450,000		Cox Communications, Inc., 7.125%, 10/1/2012	3,683,027
1,450,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.85%, 5/1/2017	1,463,426
		TOTAL	12,868,741
Principal Amount			Value
		CORPORATE BONDS--continued
		Communications - Media Noncable--0.4%
$550,000		British Sky Broadcasting Group PLC, 8.20%, 7/15/2009	$576,107
1,000,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	1,174,064
		TOTAL	1,750,171
		Communications - Telecom Wireless--4.0%
1,800,000		AT&T Wireless Services, Inc., 8.75%, 3/1/2031	2,329,156
9,000,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/1/2011	9,770,778
2,090,000		America Movil S.A.B. de C.V., Note, 5.75%, 1/15/2015	2,085,611
1,000,000		Sprint Capital Corp., Note, 8.375%, 3/15/2012	1,086,397
470,000		Vodafone Group PLC, 5.35%, 2/27/2012	476,754
1,740,000		Vodafone Group PLC, Note, 5.625%, 2/27/2017	1,755,453
		TOTAL	17,504,149
		Communications - Telecom Wirelines--1.6%
685,000		Embarq Corp., 6.738%, 6/1/2013	709,346
3,000,000	[1,2]	KT Corp., Note, 5.875%, 6/24/2014	3,124,895
540,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	610,653
2,360,000		Telefonica SA, Sr. Note, 5.855%, 2/4/2013	2,432,285
		TOTAL	6,877,179
		Consumer Cyclical - Automotive--3.6%
750,000		DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	780,112
8,150,000		DaimlerChrysler North America Holding Corp., Note, 4.875%, 6/15/2010	8,092,504
2,650,000		DaimlerChrysler North America Holding Corp., Unsecd. Note, 4.05%, 6/4/2008	2,636,628
1,000,000		Johnson Controls, Inc., Sr. Note, 5.25%, 1/15/2011	1,010,584
2,840,000	[1,2]	Nissan Motor Acceptance Corp., 4.625%, 3/8/2010	2,827,270
540,000	[1,2]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 5.625%, 3/14/2011	546,776
		TOTAL	15,893,874
		Consumer Cyclical - Entertainment--1.4%
250,000		International Speedway Corp., 4.20%, 4/15/2009	247,374
1,250,000		International Speedway Corp., 5.40%, 4/15/2014	1,233,615
1,510,000		Time Warner, Inc., 5.50%, 11/15/2011	1,515,362
3,240,000		Walt Disney Co., Note, 5.70%, 7/15/2011	3,361,933
		TOTAL	6,358,284
		Consumer Cyclical - Lodging--0.2%
930,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/1/2016	889,836
		Consumer Cyclical - Retailers--1.5%
1,937,494	[1,2]	CVS Caremark Corp., Pass Thru Cert., 5.298%, 1/11/2027	1,942,501
755,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.75%, 6/1/2017	764,824
1,280,000		Costco Wholesale Corp., 5.30%, 3/15/2012	1,314,679
530,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.75%, 2/15/2018	498,769
1,850,000		Target Corp., 5.875%, 3/1/2012	1,919,662
295,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	317,007
		TOTAL	6,757,442
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Cyclical - Services--0.1%
$250,000		Boston University, 7.625%, 7/15/2097	$302,512
		Consumer Non-Cyclical Food/Beverage--2.1%
1,680,000		Anheuser-Busch Cos., Inc., Sr. Note, 5.60%, 3/1/2017	1,716,123
2,010,000		Bottling Group LLC, Note, 5.50%, 4/1/2016	2,041,739
1,140,000		General Mills, Inc., Note, 5.70%, 2/15/2017	1,124,172
1,430,000		Kraft Foods, Inc., Note, 6.25%, 6/1/2012	1,489,930
510,000		PepsiCo, Inc., 4.65%, 2/15/2013	516,583
2,195,000	[1,2]	SABMiller PLC, Note, 6.20%, 7/1/2011	2,296,753
		TOTAL	9,185,300
		Consumer Non-Cyclical Health Care--1.8%
3,500,000		Anthem, Inc., 6.80%, 8/1/2012	3,760,005
850,000		Baxter International, Inc., 6.25%, 12/1/2037	877,980
1,085,000	[1,2]	Covidien International Finance SA, 6.55%, 10/15/2037	1,124,062
1,080,000		Medtronic, Inc., Note, Series B, 4.375%, 9/15/2010	1,079,471
1,310,000		Thermo Electron Corp., Sr. Unsecd. Note, 5.00%, 6/1/2015	1,251,442
		TOTAL	8,092,960
		Consumer Non-Cyclical Pharmaceuticals--2.6%
1,190,000		Abbott Laboratories, 5.15%, 11/30/2012	1,228,099
680,000		Abbott Laboratories, 6.15%, 11/30/2037	719,280
2,460,000		Eli Lilly & Co., Bond, 5.20%, 3/15/2017	2,449,285
2,150,000		Genentech, Inc., Note, 4.40%, 7/15/2010	2,161,180
990,000		Pharmacia Corp., Sr. Deb., 6.50%, 12/1/2018	1,114,210
930,000		Wyeth, 5.45%, 4/1/2017	941,391
2,700,000		Wyeth, Unsecd. Note, 5.50%, 2/1/2014	2,741,735
		TOTAL	11,355,180
		Consumer Non-Cyclical Supermarkets--0.5%
1,950,000		Kroger Co., 7.25%, 6/1/2009	2,006,603
		Consumer Non-Cyclical Tobacco--0.0%
125,000		Altria Group, Inc., 5.625%, 11/4/2008	125,088
		Energy - Independent--3.3%
2,600,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.95%, 9/15/2016	2,651,867
500,000		Apache Finance Pty Ltd., Sr. Note, 7.00%, 3/15/2009	515,660
3,280,000		Canadian Natural Resources Ltd., 4.90%, 12/1/2014	3,140,603
1,200,000	[1,2]	EOG Co. of Canada, Company Guarantee, Series 144A, 7.00%, 12/1/2011	1,292,316
1,000,000	[1,2]	Lukoil International Finance BV, 6.356%, 6/7/2017	949,200
2,500,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	2,770,375
1,280,400	[1,2]	Ras Laffan Liquified Natural Gas, 3.437%, 9/15/2009	1,278,775
980,000	[1,2]	Tengizchevroil LLP, Series 144A, 6.124%, 11/15/2014	928,550
405,000		XTO Energy, Inc., 6.75%, 8/1/2037	441,885
595,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.25%, 8/1/2017	624,650
		TOTAL	14,593,881
Principal Amount			Value
		CORPORATE BONDS--continued
		Energy - Integrated--2.4%
$4,220,000		ConocoPhillips Australia Funding Co., 5.50%, 4/15/2013	$4,363,610
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,408,797
1,000,000		Petro-Canada, Note, 5.00%, 11/15/2014	974,394
1,905,610	[1,2]	Qatar Petroleum, 5.579%, 5/30/2011	1,946,735
2,130,000	[1,2]	Statoil ASA, 5.125%, 4/30/2014	2,142,944
		TOTAL	10,836,480
		Energy - Oil Field Services--0.4%
1,850,000		Enbridge, Inc., Sr. Note, 5.60%, 4/1/2017	1,807,085
		Energy - Refining--0.3%
1,460,000		Valero Energy Corp., Note, 4.75%, 4/1/2014	1,406,519
		Financial Institution - Banking--18.5%
1,600,000		Astoria Financial Corp., Note, 5.75%, 10/15/2012	1,641,187
7,500,000		Bank of America Corp., Sr. Note, 5.375%, 6/15/2014	7,636,335
3,000,000	[1,2]	Barclays Bank PLC, 5.926%, 12/31/2049	2,775,727
2,470,000		Capital One Capital IV, 6.745%, 2/17/2037	1,841,358
5,500,000		Citigroup, Inc., Note, 5.125%, 2/14/2011	5,527,253
675,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	675,501
1,974,000		Colonial BancGroup, Inc., Note, 6.375%, 12/1/2015	1,932,658
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,620,285
3,080,000		Credit Suisse First Boston USA, Inc., Sr. Note, 5.50%, 8/16/2011	3,164,681
4,400,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	4,095,640
1,120,000		HSBC Finance Corp., 4.75%, 4/15/2010	1,113,065
1,900,000		Household Finance Corp., 6.40%, 6/17/2008	1,911,140
2,300,000		Hudson United Bancorp, 7.00%, 5/15/2012	2,440,268
4,300,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 9/15/2014	4,233,765
8,600,000		J.P. Morgan Chase & Co., Sub. Note, 6.75%, 2/1/2011	9,056,197
2,440,000		Manufacturers & Traders Trust Co., Sub. Note, 5.629%, 12/1/2021	2,222,522
3,550,000		Marshall & Ilsley Bank, Milwaukee, Sr. Note, 4.40%, 3/15/2010	3,529,571
1,150,000		Northern Trust Corp., Sr. Note, 5.30%, 8/29/2011	1,171,546
410,000		PNC Funding Corp., Sub. Note, 5.625%, 2/1/2017	403,047
2,660,000		PNC Funding Corp., Sub. Note, 7.50%, 11/1/2009	2,774,827
1,740,000		Popular North America, Inc., 5.65%, 4/15/2009	1,734,070
3,620,000		Sovereign Bancorp, Inc., Sr. Note, 4.80%, 9/1/2010	3,559,514
1,160,000		State Street Bank and Trust Co., Sub. Note, 5.30%, 1/15/2016	1,147,385
2,500,000		Wachovia Bank N.A., 4.80%, 11/1/2014	2,404,005
1,200,000		Wachovia Bank N.A., Sub. Note, 4.875%, 2/1/2015	1,151,878
2,900,000		Washington Mutual Bank, 5.125%, 1/15/2015	2,424,752
2,000,000		Washington Mutual Bank, Sub. Note, 6.875%, 6/15/2011	1,889,239
5,300,000		Wells Fargo Bank, N.A., Sub. Note, 6.45%, 2/1/2011	5,556,291
2,310,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	2,189,808
		TOTAL	81,823,515
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Brokerage--12.2%
$3,400,000		Bear Stearns & Co., Inc., Unsecd. Note, 3.25%, 3/25/2009	$3,303,378
4,480,000		Blackrock, Inc., 6.25%, 9/15/2017	4,580,812
835,000		Eaton Vance Corp., 6.50%, 10/2/2017	834,953
1,750,000	[1,2]	FMR Corp., 4.75%, 3/1/2013	1,756,179
3,000,000	[1,2]	FMR Corp., Bond, 7.57%, 6/15/2029	3,509,628
1,000,000		Franklin Resources, Inc., 3.70%, 4/15/2008	996,014
3,500,000		Goldman Sachs Group, Inc., 3.875%, 1/15/2009	3,474,607
4,500,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	4,783,290
1,500,000		Goldman Sachs Group, Inc., Note, Series B, 7.35%, 10/1/2009	1,573,421
4,530,000		Invesco Ltd., Note, 4.50%, 12/15/2009	4,516,953
750,000		Invesco Ltd., Sr. Unsecd. Note, 5.625%, 4/17/2012	728,163
680,000		Janus Capital Group, Inc., Sr. Note, 6.25%, 6/15/2012	696,905
800,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 6/15/2017	825,382
5,350,000		Lehman Brothers Holdings, Inc., 7.875%, 8/15/2010	5,723,126
1,600,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.50%, 7/19/2017	1,628,459
1,550,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.875%, 7/17/2037	1,530,218
3,400,000		Merrill Lynch & Co., Inc., Note, 4.125%, 9/10/2009	3,336,455
3,000,000		Merrill Lynch & Co., Inc., Sr. Unsub., 6.00%, 2/17/2009	3,041,463
4,200,000		Morgan Stanley Group, Inc., 5.30%, 3/1/2013	4,179,084
1,000,000		Morgan Stanley, Note, 4.00%, 1/15/2010	988,598
825,000		Morgan Stanley, Sr. Unsecd. Note, 5.95%, 12/28/2017	831,137
690,000		Nuveen Investments, 5.00%, 9/15/2010	633,075
690,000		Nuveen Investments, 5.50%, 9/15/2015	479,550
		TOTAL	53,950,850
		Financial Institution - Finance Noncaptive--4.4%
4,000,000		American Express Co., 4.75%, 6/17/2009	4,010,915
2,000,000		American General Finance Corp., 4.00%, 3/15/2011	1,913,585
2,200,000		American International Group, Inc., Sr. Note, 4.70%, 10/1/2010	2,191,894
3,225,000		Berkshire Hathaway, Inc., Company Guarantee, 4.85%, 1/15/2015	3,223,233
1,720,000	[1,2]	Capmark Financial Group, Inc., Note, 6.30%, 5/10/2017	1,284,271
1,100,000	[1,2]	ILFC E-Capital Trust I, 5.90%, 12/21/2065	1,088,922
4,275,000		International Lease Finance Corp., 4.875%, 9/1/2010	4,268,764
1,500,000		SLM Corp., Note, 4.00%, 1/15/2010	1,410,046
		TOTAL	19,391,630
		Financial Institution - Insurance - Health--0.1%
555,000		Aetna U.S. Healthcare, 5.75%, 6/15/2011	569,904
		Financial Institution - Insurance - Life--0.7%
1,800,000		AXA Financial, Inc., Note, 6.50%, 4/1/2008	1,804,576
850,000		Prudential Financial, Inc., 6.625%, 12/1/2037	851,720
250,000	[1,2]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	277,650
		TOTAL	2,933,946
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Insurance - P&C--2.7%
$1,880,000		ACE INA Holdings, Inc., Sr. Note, 5.70%, 2/15/2017	$1,860,396
330,000		CNA Financial Corp., 6.50%, 8/15/2016	337,359
850,000		CNA Financial Corp., Note, 6.00%, 8/15/2011	871,770
1,180,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	1,241,423
2,700,000	[1,2]	Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 3/15/2014	2,712,431
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	232,613
705,000		The Travelers Cos., Inc., Bond, 6.25%, 3/15/2067	666,349
370,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/1/2015	369,956
3,690,000	[1,2]	ZFS Finance USA Trust I, Jr. Sub. Note, 6.15%, 12/15/2065	3,574,079
		TOTAL	11,866,376
		Financial Institution - REITs--1.6%
890,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	836,827
850,000		Liberty Property LP, 6.625%, 10/1/2017	867,313
1,570,000		Prologis, Note, 5.25%, 11/15/2010	1,586,775
1,250,000		Prologis, Sr. Note, 5.50%, 4/1/2012	1,235,486
2,470,000		Simon Property Group, Inc., 6.35%, 8/28/2012	2,558,668
110,000		Simon Property Group, Inc., Note, 5.60%, 9/1/2011	110,305
		TOTAL	7,195,374
		Municipal Services--0.6%
895,000	[1,2]	Army Hawaii Family Housing, 5.524%, 6/15/2050	858,547
1,850,000	[1,2]	Camp Pendleton & Quantico Housing LLC, 5.572%, 10/1/2050	1,790,337
		TOTAL	2,648,884
		Sovereign--0.1%
500,000		Sweden, Government of, Deb., 10.25%, 11/1/2015	577,792
		Technology--4.1%
2,535,000		Cisco Systems, Inc., Note, 5.25%, 2/22/2011	2,598,719
765,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	835,963
1,760,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.50%, 3/15/2011	1,805,877
1,670,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	1,721,896
3,400,000		Harris Corp., 5.95%, 12/1/2017	3,394,815
875,000		Hewlett-Packard Co., Note, 5.40%, 3/1/2017	880,004
1,840,000		IBM Corp., Sr. Note, 5.70%, 9/14/2017	1,914,725
1,060,000		Intuit, Inc., Sr. Note, 5.40%, 3/15/2012	1,077,595
3,890,000		Oracle Corp., Sr. Unsecd. Note, Series WI, 5.00%, 1/15/2011	3,948,900
		TOTAL	18,178,494
		Transportation - Airlines--1.0%
4,484,000		Southwest Airlines Co., 6.50%, 3/1/2012	4,612,984
Principal Amount			Value
		CORPORATE BONDS--continued
		Transportation - Railroads--0.6%
$2,020,000		Burlington Northern Santa Fe Corp., 4.875%, 1/15/2015	$1,924,825
183,932		Burlington Northern Santa Fe Corp., Pass Thru Cert., 7.57%, 1/2/2021	203,969
460,000		Norfolk Southern Corp., Note, 6.75%, 2/15/2011	492,748
		TOTAL	2,621,542
		Transportation - Services--0.9%
1,695,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	1,644,154
1,000,000		FedEx Corp., Note, 5.50%, 8/15/2009	1,012,535
1,300,000		Ryder System, Inc., 5.95%, 5/2/2011	1,352,974
		TOTAL	4,009,663
		Utility - Electric--5.2%
1,400,000		Alabama Power Co., 4.70%, 12/1/2010	1,421,061
930,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	853,799
910,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.50%, 9/15/2016	928,744
990,000		Consolidated Natural Gas Co., 5.00%, 12/1/2014	953,518
1,865,000		Duke Capital Corp., Sr. Note, 6.25%, 2/15/2013	1,929,787
940,000		Exelon Generation Co. LLC, 6.95%, 6/15/2011	987,874
2,510,000	[1,2]	Great River Energy, 1st Mtg. Note, 5.829%, 7/1/2017	2,578,199
1,200,000		MidAmerican Energy Co., Unsecd. Note, 6.75%, 12/30/2031	1,295,507
3,150,000		MidAmerican Energy Holdings Co., Sr. Unsecd. Note, 5.95%, 5/15/2037	3,011,689
1,110,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.00%, 12/15/2036	1,014,219
2,000,000		PSEG Power LLC, Company Guarantee, 7.75%, 4/15/2011	2,151,043
1,390,000		PSI Energy, Inc., Bond, 6.05%, 6/15/2016	1,440,988
3,660,000		Pacific Gas & Electric Co., Unsecd. Note, 4.20%, 3/1/2011	3,610,941
860,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.10%, 11/30/2012	865,001
		TOTAL	23,042,370
		Utility - Natural Gas Distributor--1.1%
5,010,000		Atmos Energy Corp., 4.00%, 10/15/2009	5,006,025
		Utility - Natural Gas Pipelines--0.6%
2,750,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.80%, 3/15/2035	2,480,774
		TOTAL CORPORATE BONDS (IDENTIFIED COST $421,779,050)	421,348,115
		CORPORATE NOTE--0.9%
		Communications - Telecom Wirelines--0.9%
3,885,000		Telecom Italia Capital, Note, 4.875%, 10/1/2010 (IDENTIFIED COST $3,875,146)	3,868,258
		GOVERNMENT/AGENCY--2.0%
		Sovereign--2.0%
7,800,000		United Mexican States, Note, 9.875%, 2/1/2010 (IDENTIFIED COST $8,514,382)	8,637,720
		MORTGAGE--BACKED SECURITIES--0.0%
		Federal Home Loan Mortgage Corporation--0.0%
11,114		FGE80411, 6.50%, 4/1/2015	11,559
5,517		FGC01051, 8.00%, 9/1/2030	6,008
		TOTAL	17,567
		Government National Mortgage Association--0.0%
6,995		GN516688, 8.00%, 8/15/2029	7,684
2,450		GN493514, 8.00%, 9/15/2030	2,684
		TOTAL	10,368
		TOTAL MORTGAGE--BACKED SECURITIES (IDENTIFIED COST $25,813)	27,935
Principal Amount			Value
		U.S. TREASURY--0.1%
		Treasury Security--0.1%
$500,000	[3,4]	United States Treasury Bill, 3.11%, 1/24/2008 (IDENTIFIED COST $498,756)	$499,218
		REPURCHASE AGREEMENT--0.4%
1,978,000		Interest in $2,108,000,000 joint repurchase agreement 4.85%, dated 12/31/2007 under which BNP Paribas Securities Corp. will repurchase U.S. Government Agency securities with various maturities to 1/1/2038 for $2,108,567,989 on 1/2/2008. The market value of the underlying securities at the end of the period was $2,150,739,349 (AT COST).	1,978,000
		TOTAL INVESTMENTS--98.6% (IDENTIFIED COST $436,671,147) [5]	436,359,246
		OTHER ASSETS AND LIABILITIES - NET--1.4% [6]	6,254,571
		TOTAL NET ASSETS--100%	$442,613,817

At December 31, 2007, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[7] U.S. Treasury Notes 10-Year Long Futures	230	$26,079,844	March 2008	$234,958
[7] U.S. Treasury Bond Short Futures	208	$24,206,000	March 2008	$106,505
TOTAL UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$341,463

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2007, these restricted securities amounted to $55,456,469, which represented 12.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2007, these liquid restricted securities amounted to $55,456,469, which represented 12.5% of total net assets.

3 Discount rate at time of purchase.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

5 Also represents cost for federal tax purposes.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

7 Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2007.

The following acronym is used throughout this portfolio:

REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets:
Total investments in securities, at value (identified cost $436,671,147)		$436,359,246
Cash		204
Income receivable		6,593,490
Receivable for shares sold		126,399
TOTAL ASSETS		443,079,339
Liabilities:
Payable for shares redeemed	$233,411
Payable for transfer and dividend disbursing agent fees and expenses	12,252
Payable for auditing fees	18,500
Payable for Directors'/Trustees' fees	944
Payable for distribution services fee (Note 5)	16,384
Payable for printing and postage	130,151
Payable for daily variation margin	31,594
Accrued expenses	22,286
TOTAL LIABILITIES		465,522
Net assets for 39,055,148 shares outstanding		$442,613,817
Net Assets Consist of:
Paid-in capital		$424,864,465
Net unrealized appreciation of investments and futures contracts		29,562
Accumulated net realized loss on investments and futures contracts		(3,498,828)
Undistributed net investment income		21,218,618
TOTAL NET ASSETS		$442,613,817
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$365,332,103 ÷ 32,211,085 shares outstanding, no par value, unlimited shares authorized		$11.34
Service Shares:
$77,281,714 ÷ 6,844,063 shares outstanding, par value, unlimited shares authorized		$11.29

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2007

Investment Income:
Interest			$24,635,112
Expenses:
Investment adviser fee (Note 5)		$2,745,743
Administrative personnel and services fee (Note 5)		361,425
Custodian fees		22,440
Transfer and dividend disbursing agent fees and expenses		35,236
Directors'/Trustees' fees		7,378
Auditing fees		19,046
Legal fees		9,965
Portfolio accounting fees		110,789
Distribution services fee--Service Shares (Note 5)		188,433
Printing and postage		180,865
Insurance premiums		6,500
Miscellaneous		5,149
TOTAL EXPENSES		3,692,969
Waivers (Note 5):
Waiver of investment adviser fee	$(266,078)
Waiver of administrative personnel and services fee	(12,716)
TOTAL WAIVERS		(278,794)
Net expenses			3,414,175
Net investment income			21,220,937
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(1,395,527)
Net realized gain on futures contracts			2,115,585
Net change in unrealized depreciation of investments			1,151,296
Net change in unrealized appreciation of futures contracts			341,463
Net realized and unrealized gain on investments and futures contracts			2,212,817
Change in net assets resulting from operations			$23,433,754

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$21,220,937	$22,196,019
Net realized gain (loss) on investments and futures contracts	720,058	(3,465,247)
Net change in unrealized appreciation/depreciation of investments and futures contracts	1,492,759	637,488
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	23,433,754	19,368,260
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(18,813,249)	(18,892,916)
Service Shares	(3,381,367)	(2,819,752)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(22,194,616)	(21,712,668)
Share Transactions:
Proceeds from sale of shares	60,977,549	43,390,488
Net asset value of shares issued to shareholders in payment of distributions declared	22,194,616	21,712,668
Cost of shares redeemed	(108,115,115)	(150,295,675)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(24,942,950)	(85,192,519)
Change in net assets	(23,703,812)	(87,536,927)
Net Assets:
Beginning of period	466,317,629	553,854,556
End of period (including undistributed net investment income of $21,218,618 and $22,192,297, respectively)	$442,613,817	$466,317,629

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2007

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance polices and variable annuity contracts. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2007, the Fund had net realized gains on futures contracts of $2,115,585.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Fund's Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2007		2006
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	4,542,142	$50,737,471	2,556,427	$28,283,977
Shares issued to shareholders in payment of distributions declared	1,716,537	18,813,249	1,742,889	18,892,916
Shares redeemed	(8,653,282)	(95,816,063)	(12,255,508)	(134,845,231)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(2,394,603)	$(26,265,343)	(7,956,192)	$(87,668,338)

Year Ended December 31	2007		2006
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	926,630	$10,240,078	1,365,791	$15,106,511
Shares issued to shareholders in payment of distributions declared	309,366	3,381,367	260,847	2,819,752
Shares redeemed	(1,114,290)	(12,299,052)	(1,391,016)	(15,450,444)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	121,706	$1,322,393	235,622	$2,475,819
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,272,897)	$(24,942,950)	(7,720,570)	$(85,192,519)

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$22,194,616	$21,712,668

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$21,218,618
Net unrealized depreciation	$(311,901)
Capital loss carryforward	$(3,157,365)

At December 31, 2007, the cost of investments for federal tax purposes was $436,671,147. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $311,901. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,729,666 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,041,567.

At December 31, 2007, the Fund had a capital loss carryforward of $3,157,365 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2014.

The Fund used capital loss carryforwards of $1,061,521 to offset taxable capital gains realized during the year ended December 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the Adviser voluntarily waived $266,078 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $12,716 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2007, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2007, the Fund's Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2007, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007, were as follows:

Purchases	$96,890,622
Sales	$118,352,627

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2007, there were no outstanding loans. During the year ended December 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd.; Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations : Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held : Director, Horatio Alger Association.

Previous Positions : Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED QUALITY BOND FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785

G00433-14 (2/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each of the following members of the
Board's Audit Committee is an "audit committee financial expert," and is
"independent," for purposes of this Item:  Thomas G. Bigley, Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $281,000

                  Fiscal year ended 2006 - $269,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $2,000
      respectively.  Fiscal year ended 2006- Fees for additional audit work performed on 2005 year end statements.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $39,138
      respectively.  Fiscal year ended 2006 - Executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

                  Fiscal year ended 2007 - $57,837

                  Fiscal year ended 2006 - $106,037

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED INSURANCE SERIES

BY          /S/RICHARD A. NOVAK

               RICHARD A. NOVAK
               PRINCIPAL FINANCIAL OFFICER

DATE           FEBRUARY 8, 2008

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/JOHN B. FISHER

            JOHN B. FISHER
            PRINCIPAL EXECUTIVE OFFICER

DATE       FEBRUARY 8, 2008

BY          /S/RICHARD A. NOVAK

            RICHARD A. NOVAK
            PRINCIPAL FINANCIAL OFFICER

DATE   FEBRUARY 8, 2008